UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3329

Variable Insurance Products Fund
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

This report on Form N-CSR relates solely to the Registrant's Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Overseas Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP Overseas Portfolio - Initial Class	-8.08%	6.29%	4.76%
VIP Overseas Portfolio - Service Class	-8.16%	6.18%	4.65%
VIP Overseas Portfolio - Service Class 2	-8.30%	6.03%	4.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio: For the year, the fund's share classes lagged the -4.77% return of the MSCI EAFE Index. It was a difficult period for international investing, largely due to the effects of a surging U.S. dollar that hurt fund performance. (For specific portfolio results, please refer to the performance section of this report). Versus the index, a number of businesses that benefit from global Internet and broadband penetration detracted. I sold the fund's non-index stake in Mail.ru Group, as the stock was negatively affected by sanctions on the Russian economy and the devaluation of the ruble. In health care, it hurt to not own outperforming index component and Swiss pharmaceuticals firm Novartis. The stock did not fit my stock-selection criteria. On a sector basis, stock selection in financials detracted the most. The largest individual detractor here was our position in ORIX, a longtime Japanese holding that reversed some of its gains enjoyed in the previous two years. On the plus side, choices in the software & services segment within the information technology sector by far added the most value, including a position in Chinese e-commerce firm Alibaba Group. South Africa's Naspers, the second-largest position in the fund at period end and its No. 1 contributor, also contributed to the fund's result. As Naspers reported earnings growth substantially greater than that of the market, the stock outperformed. I reduced the fund's position here late in the year on short-term concerns, but I still liked the business model and long-term penetration potential of online classifieds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.81%
Actual		$ 1,000.00	$ 926.60	$ 3.93
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13
Service Class	.91%
Actual		$ 1,000.00	$ 926.30	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Service Class 2	1.06%
Actual		$ 1,000.00	$ 925.90	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Initial Class R	.81%
Actual		$ 1,000.00	$ 926.50	$ 3.93
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13
Service Class R	.91%
Actual		$ 1,000.00	$ 926.10	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Service Class 2R	1.06%
Actual		$ 1,000.00	$ 925.40	$ 5.14
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Investor Class R	.89%
Actual		$ 1,000.00	$ 926.20	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2014
United Kingdom	20.6%
Japan	19.4%
United States of America*	11.3%
France	6.9%
Switzerland	6.0%
Cayman Islands	5.3%
Germany	4.3%
South Africa	3.0%
Denmark	2.2%
Other	21.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets
As of June 30, 2014
United Kingdom	18.5%
Japan	17.7%
France	9.0%
United States of America*	8.3%
Switzerland	7.6%
Germany	4.9%
Cayman Islands	4.8%
Denmark	3.0%
South Africa	2.9%
Other	23.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets
Asset Allocation as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	99.8
Short-Term Investments and Net Other Assets (Liabilities)	1.6	0.2
Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.4	2.3
Naspers Ltd. Class N (South Africa, Media)	2.3	2.5
Rakuten, Inc. (Japan, Internet & Catalog Retail)	2.1	1.6
Misumi Group, Inc. (Japan, Trading Companies & Distributors)	1.6	0.0
Sanofi SA (France, Pharmaceuticals)	1.5	2.1
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.4	1.6
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	1.3	1.5
HSBC Holdings PLC	1.3	1.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.3	0.0
Volkswagen AG (Germany, Automobiles)	1.3	1.1
	16.5
Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.4	26.3
Financials	17.4	18.2
Information Technology	14.6	15.0
Consumer Staples	12.0	12.8
Health Care	10.4	9.5
Industrials	6.0	6.1
Energy	4.4	5.1
Materials	4.4	5.1
Telecommunication Services	2.8	1.7

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Australia - 1.5%
AMP Ltd.	423,882	$ 1,887,870
BHP Billiton Ltd.	318,002	7,518,408
Carsales.com Ltd.	320,637	2,712,258
iSelect Ltd. (a)(d)	6,325,337	6,620,724
Macquarie Group Ltd.	99,742	4,703,520
Rio Tinto Ltd.	24,301	1,139,254
TOTAL AUSTRALIA		24,582,034
Bailiwick of Jersey - 1.1%
Glencore Xstrata PLC	1,246,535	5,805,234
Shire PLC	157,900	11,195,117
TOTAL BAILIWICK OF JERSEY		17,000,351
Belgium - 1.0%
Ageas	66,760	2,383,501
Anheuser-Busch InBev SA NV	33,577	3,778,802
Hamon & Compagnie International SA (a)	62,254	768,371
KBC Groupe SA (a)	58,487	3,290,553
UCB SA	72,400	5,536,802
TOTAL BELGIUM		15,758,029
Bermuda - 0.8%
Clear Media Ltd.	2,035,000	2,121,452
Oriental Watch Holdings Ltd.	7,028,000	1,356,038
Signet Jewelers Ltd.	68,600	9,025,702
TOTAL BERMUDA		12,503,192
Brazil - 1.3%
BB Seguridade Participacoes SA	636,600	7,701,849
Cielo SA	538,780	8,445,927
Kroton Educacional SA	717,640	4,184,569
TOTAL BRAZIL		20,332,345
British Virgin Islands - 0.2%
Gem Diamonds Ltd. (a)	931,919	2,538,224
Canada - 0.4%
Entertainment One Ltd.	1,006,000	5,055,076
MDC Partners, Inc. Class A (sub. vtg.)	37,700	856,544
Performance Sports Group Ltd. (a)	55,161	1,003,704
TOTAL CANADA		6,915,324
Cayman Islands - 5.3%
58.com, Inc. ADR (a)	153,700	6,386,235
Alibaba Group Holding Ltd. sponsored ADR	157,800	16,401,732
Autohome, Inc. ADR Class A	89,000	3,236,040
Baidu.com, Inc. sponsored ADR (a)	60,600	13,814,982
Bitauto Holdings Ltd. ADR (a)	77,700	5,470,857
Ctrip.com International Ltd. sponsored ADR (a)	115,800	5,268,900
Fu Shou Yuan International Group Ltd.	4,974,000	2,390,433
Hengdeli Holdings Ltd. (d)	19,133,800	3,563,518

	Shares	Value
Homeinns Hotel Group sponsored ADR (a)	41,000	$ 1,230,820
Qunar Cayman Islands Ltd. sponsored ADR (a)	114,800	3,263,764
Shenguan Holdings Group Ltd.	2,636,000	868,915
Tencent Holdings Ltd.	1,218,200	17,626,051
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	143,000	4,814,810
TOTAL CAYMAN ISLANDS		84,337,057
China - 0.6%
Kweichow Moutai Co. Ltd.	168,900	5,124,415
TravelSky Technology Ltd. (H Shares)	3,969,000	4,272,904
TOTAL CHINA		9,397,319
Denmark - 2.2%
Danske Bank A/S	96,100	2,613,904
Novo Nordisk A/S:
Series B	80,625	3,410,420
Series B sponsored ADR	448,700	18,988,984
Pandora A/S	78,600	6,443,094
Vestas Wind Systems A/S (a)	108,500	3,993,086
TOTAL DENMARK		35,449,488
France - 6.9%
AXA SA	114,920	2,670,627
AXA SA sponsored ADR	135,400	3,099,306
Beneteau SA (a)	196,900	2,766,185
BNP Paribas SA	181,503	10,818,861
Bollore Group (a)	2,600	11,735
Bollore Group (d)	825,500	3,765,839
Edenred SA	118,359	3,287,622
GameLoft SE (a)	537,900	2,173,959
Havas SA	938,800	7,675,918
Hermes International SCA (d)	8,548	3,049,266
Iliad SA	19,126	4,598,597
Orange SA	621,900	10,576,476
Pernod Ricard SA	80,600	8,998,121
Safran SA	71,900	4,458,883
Sanofi SA	139,290	12,699,135
Sanofi SA sponsored ADR	240,622	10,974,769
Societe Generale Series A	60,951	2,580,644
Total SA	298,200	15,277,388
TOTAL FRANCE		109,483,331
Germany - 2.7%
Allianz SE	36,918	6,114,589
Axel Springer Verlag AG	131,100	7,907,260
Bayer AG	141,478	19,284,648
Commerzbank AG (a)	55,520	728,233
CTS Eventim AG	243,193	7,164,893
Deutsche Bank AG	74,681	2,236,275
TOTAL GERMANY		43,435,898
Common Stocks - continued
	Shares	Value
Greece - 0.1%
Greek Organization of Football Prognostics SA	133,100	$ 1,433,413
Hong Kong - 1.4%
AIA Group Ltd.	2,299,400	12,682,266
Television Broadcasts Ltd.	1,741,000	10,055,554
TOTAL HONG KONG		22,737,820
India - 0.3%
Info Edge India Ltd.	301,689	4,058,266
Just Dial Ltd.	65,509	1,397,858
TOTAL INDIA		5,456,124
Ireland - 2.2%
C&C Group PLC	3,139,300	13,751,330
Glanbia PLC	451,000	6,930,803
Kingspan Group PLC (United Kingdom)	461,800	7,806,451
Paddy Power PLC (Ireland)	69,200	5,770,211
TOTAL IRELAND		34,258,795
Isle of Man - 0.5%
Playtech Ltd.	735,579	7,899,202
Israel - 0.2%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	80,100	2,957,159
Sarine Technologies Ltd.	588,000	1,088,245
TOTAL ISRAEL		4,045,404
Italy - 1.7%
Assicurazioni Generali SpA	158,500	3,260,480
Eni SpA	169,000	2,960,287
Eni SpA sponsored ADR	67,900	2,370,389
Gtech SpA rights 1/9/15 (a)(d)	82,800	1
Intesa Sanpaolo SpA	4,097,800	11,887,320
Lottomatica SpA (d)	82,800	1,852,553
Tod's SpA (d)	46,016	4,009,080
TOTAL ITALY		26,340,110
Japan - 19.4%
Arcland Service Co. Ltd.	26,100	749,849
Astellas Pharma, Inc.	1,322,400	18,410,590
Cosmos Pharmaceutical Corp.	111,300	15,206,431
Daiwa Securities Group, Inc.	490,000	3,836,768
Dentsu, Inc.	410,100	17,241,186
East Japan Railway Co.	43,300	3,263,558
Enigmo, Inc. (a)(d)	509,300	4,160,503
Fuji Media Holdings, Inc.	161,900	1,996,659
Fujitsu Ltd.	526,000	2,804,457
Fukuda Denshi Co. Ltd.	33,200	1,680,007
Hitachi Ltd.	1,572,000	11,602,564
Honda Motor Co. Ltd.	277,700	8,147,242
Hoya Corp.	255,500	8,642,246
Infomart Corp. (d)	105,400	992,079

	Shares	Value
Japan Tobacco, Inc.	329,000	$ 9,054,997
JTEKT Corp.	190,700	3,209,442
Keyence Corp.	31,120	13,866,910
Misumi Group, Inc.	757,500	24,978,710
Mitsubishi Electric Corp.	750,000	8,908,545
Mitsubishi UFJ Financial Group, Inc.	2,544,800	13,981,715
MS&AD Insurance Group Holdings, Inc.	177,500	4,206,433
NEC Corp.	897,000	2,606,683
NEXT Co. Ltd.	1,040,400	8,446,198
Nomura Holdings, Inc.	505,000	2,857,813
Nomura Holdings, Inc. sponsored ADR (d)	57,600	326,592
Olympus Corp. (a)	131,200	4,595,981
OMRON Corp.	152,800	6,835,583
ORIX Corp.	1,214,700	15,284,324
Pigeon Corp.	35,100	2,046,544
Rakuten, Inc.	2,354,900	32,746,800
Recruit Holdings Co. Ltd. (a)	79,600	2,276,914
Ship Healthcare Holdings, Inc.	121,900	2,765,839
SoftBank Corp.	148,200	8,821,352
Sumitomo Mitsui Financial Group, Inc.	293,900	10,625,286
Sundrug Co. Ltd.	36,300	1,483,876
Suzuki Motor Corp.	128,100	3,838,818
THK Co. Ltd.	158,500	3,809,056
Tokio Marine Holdings, Inc.	136,600	4,436,454
Toshiba Corp.	672,000	2,834,027
Toyota Motor Corp.	223,200	13,909,243
Toyota Motor Corp. sponsored ADR	2,900	363,892
TOTAL JAPAN		307,852,166
Korea (South) - 1.2%
LG Household & Health Care Ltd.	2,890	1,648,461
Medy-Tox, Inc.	9,463	2,748,885
NAVER Corp.	22,369	14,397,805
TOTAL KOREA (SOUTH)		18,795,151
Malta - 0.6%
Kambi Group PLC (a)(d)	370,600	3,613,036
Unibet Group PLC unit	89,400	5,648,030
TOTAL MALTA		9,261,066
Netherlands - 0.7%
AEGON NV	259,400	1,949,643
ASML Holding NV	31,411	3,387,048
ING Groep NV (Certificaten Van Aandelen) (a)	469,984	6,072,035
TOTAL NETHERLANDS		11,408,726
New Zealand - 0.1%
EBOS Group Ltd.	225,407	1,731,913
Nigeria - 0.1%
Guinness Nigeria PLC	941,861	865,431
Nigerian Breweries PLC	1,484,631	1,341,036
TOTAL NIGERIA		2,206,467
Common Stocks - continued
	Shares	Value
Norway - 1.4%
DNB ASA	447,800	$ 6,651,209
Schibsted ASA (B Shares) (d)	189,300	12,031,586
Statoil ASA	14,100	248,256
Statoil ASA sponsored ADR (d)	192,800	3,395,208
TOTAL NORWAY		22,326,259
Philippines - 0.7%
Alliance Global Group, Inc.	9,464,300	4,722,212
Melco Crown Philippines Resort (a)	21,149,500	6,389,285
TOTAL PHILIPPINES		11,111,497
South Africa - 3.0%
Alexander Forbes Group Holding (a)	2,085,867	1,713,016
Clicks Group Ltd.	931,242	6,520,767
Life Healthcare Group Holdings Ltd.	621,600	2,297,734
Naspers Ltd. Class N	283,400	37,119,147
TOTAL SOUTH AFRICA		47,650,664
Spain - 1.6%
Atresmedia Corporacion de Medios de Comunicacion SA	547,000	7,704,485
Banco Bilbao Vizcaya Argentaria SA	457,893	4,324,528
Banco Bilbao Vizcaya Argentaria SA rights 1/7/15 (a)	457,875	43,770
Banco Santander SA (Spain)	357,546	3,000,926
Mediaset Espana Comunicacion, S.A. (a)	510,400	6,450,931
Melia Hotels International SA	353,500	3,789,889
TOTAL SPAIN		25,314,529
Sweden - 1.2%
Nordea Bank AB	608,800	7,098,912
Svenska Cellulosa AB (SCA) (B Shares)	439,000	9,511,465
Swedbank AB (A Shares)	102,432	2,568,832
TOTAL SWEDEN		19,179,209
Switzerland - 6.0%
Compagnie Financiere Richemont SA Series A	139,270	12,439,324
Credit Suisse Group AG	324,618	8,154,810
Credit Suisse Group AG sponsored ADR (d)	61,252	1,536,200
Julius Baer Group Ltd.	55,980	2,579,404
Nestle SA	520,059	37,912,822
Swiss Re Ltd.	46,826	3,939,846
Syngenta AG (Switzerland)	38,450	12,367,737
UBS Group AG	591,162	10,161,898
UBS Group AG	184,900	3,152,545
Zurich Insurance Group AG	11,638	3,648,727
TOTAL SWITZERLAND		95,893,313
Taiwan - 0.1%
Addcn Technology Co. Ltd.	129,000	1,355,601
United Kingdom - 20.6%
Al Noor Hospitals Group PLC	121,600	1,876,305

	Shares	Value
Anglo American PLC:
ADR	96,800	$ 881,848
(United Kingdom)	275,500	5,097,975
AstraZeneca PLC (United Kingdom)	226,455	15,994,681
Aviva PLC	329,400	2,474,907
Barclays PLC	2,571,808	9,668,278
Barclays PLC sponsored ADR	200,173	3,004,597
BG Group PLC	408,438	5,465,595
BHP Billiton PLC	415,946	8,914,280
BP PLC	881,993	5,598,515
Brammer PLC	1,085,200	5,776,106
Burberry Group PLC	235,700	6,010,043
Dechra Pharmaceuticals PLC	159,300	2,076,904
Diageo PLC	524,328	15,020,460
Dunelm Group PLC	464,300	6,744,492
Exova Group Ltd. PLC (a)	167,421	417,508
Foxtons Group PLC	1,304,279	3,257,641
GlaxoSmithKline PLC	447,200	9,594,045
Howden Joinery Group PLC	2,306,000	14,484,350
HSBC Holdings PLC:
(United Kingdom)	929,678	8,785,231
sponsored ADR	252,732	11,936,532
Indivior PLC (a)	82,000	190,941
ITV PLC	3,573,900	11,987,244
Johnson Matthey PLC	180,498	9,556,582
Lloyds Banking Group PLC (a)	13,709,744	16,126,215
M&C Saatchi PLC (d)	691,900	3,558,705
Moneysupermarket.com Group PLC	1,686,700	6,148,975
Poundland Group PLC	168,154	860,162
Prudential PLC	220,034	5,087,071
Reckitt Benckiser Group PLC	82,000	6,658,651
Rightmove PLC	471,400	16,516,596
Rio Tinto PLC	117,515	5,417,095
Rio Tinto PLC sponsored ADR (d)	34,900	1,607,494
Rolls-Royce Group PLC	322,708	4,375,862
Royal Bank of Scotland Group PLC (a)	255,480	1,554,388
Royal Dutch Shell PLC:
Class A (United Kingdom)	632,388	21,104,610
Class B (United Kingdom)	421,575	14,565,858
Royal Mail PLC	117,700	788,640
SABMiller PLC	351,000	18,386,976
Standard Chartered PLC (United Kingdom)	208,237	3,125,495
SThree PLC	229,400	1,055,198
Taylor Wimpey PLC	1,623,100	3,486,014
Travis Perkins PLC	185,900	5,380,541
Vodafone Group PLC	6,007,100	20,596,106
William Hill PLC	756,244	4,272,722
Zoopla Property Group PLC (d)	783,500	2,399,585
TOTAL UNITED KINGDOM		327,888,019
United States of America - 9.7%
BlackRock, Inc. Class A	30,900	11,048,604
Boston Beer Co., Inc. Class A (a)	15,000	4,343,100
Common Stocks - continued
	Shares	Value
United States of America - continued
Dunkin' Brands Group, Inc.	106,000	$ 4,520,900
eBay, Inc. (a)	101,200	5,679,344
Facebook, Inc. Class A (a)	139,400	10,875,988
Gilead Sciences, Inc. (a)	107,000	10,085,820
Google, Inc.:
Class A (a)	15,200	8,066,032
Class C (a)	13,200	6,948,480
Lorillard, Inc.	89,900	5,658,306
MercadoLibre, Inc. (d)	40,000	5,106,800
Monsanto Co.	60,503	7,228,293
Monster Beverage Corp. (a)	142,800	15,472,380
priceline.com, Inc. (a)	10,760	12,268,660
Sprouts Farmers Market LLC (a)	222,400	7,557,152
Tiffany & Co., Inc.	113,300	12,107,238
TripAdvisor, Inc. (a)	40,700	3,038,662
Visa, Inc. Class A	66,700	17,488,740
Zillow, Inc. (a)(d)	57,900	6,131,031
TOTAL UNITED STATES OF AMERICA		153,625,530
TOTAL COMMON STOCKS (Cost $1,337,965,776)		1,539,503,570
Nonconvertible Preferred Stocks - 1.6%

Germany - 1.6%
Sartorius AG (non-vtg.)	39,500	4,819,157
Volkswagen AG	92,647	20,591,291
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $15,461,604)		25,410,448
Money Market Funds - 2.9%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	20,920,378	$ 20,920,378
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	24,340,992	24,340,992
TOTAL MONEY MARKET FUNDS (Cost $45,261,370)		45,261,370
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $1,398,688,750)		1,610,175,388
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(20,338,209)
NET ASSETS - 100%		$ 1,589,837,179
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 30,561
Fidelity Securities Lending Cash Central Fund	767,861
Total	$ 798,422
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 416,196,348	$ 251,904,907	$ 164,291,441	$ -
Consumer Staples	192,043,403	108,952,677	83,090,726	-
Energy	70,986,106	5,765,597	65,220,509	-
Financials	276,880,443	114,213,545	162,666,898	-
Health Care	165,773,487	58,574,982	107,198,505	-
Industrials	96,976,551	41,885,842	55,090,709	-
Information Technology	233,392,725	136,060,957	97,331,768	-
Materials	68,072,424	27,617,675	40,454,749	-
Telecommunication Services	44,592,531	4,598,597	39,993,934	-
Money Market Funds	45,261,370	45,261,370	-	-
Total Investments in Securities:	$ 1,610,175,388	$ 794,836,149	$ 815,339,239	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 168,989,493
Level 2 to Level 1	$ 8,463,555

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $23,165,562) - See accompanying schedule: Unaffiliated issuers (cost $1,353,427,380)	$ 1,564,914,018
Fidelity Central Funds (cost $45,261,370)	45,261,370
Total Investments (cost $1,398,688,750)		$ 1,610,175,388
Receivable for investments sold Regular delivery		3,010,663
Delayed delivery		45,268
Receivable for fund shares sold		3,115,798
Dividends receivable		2,014,146
Distributions receivable from Fidelity Central Funds		88,020
Prepaid expenses		3,688
Other receivables		163,852
Total assets		1,618,616,823

Liabilities
Payable for fund shares redeemed	2,459,705
Accrued management fee	899,439
Distribution and service plan fees payable	85,883
Other affiliated payables	167,852
Other payables and accrued expenses	825,773
Collateral on securities loaned, at value	24,340,992
Total liabilities		28,779,644

Net Assets		$ 1,589,837,179
Net Assets consist of:
Paid in capital		$ 1,566,185,460
Distributions in excess of net investment income		(1,886,897)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(185,781,542)

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		211,320,158
Net Assets		$ 1,589,837,179

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($726,566,484 ÷ 38,850,317 shares)	$ 18.70

Service Class: Net Asset Value, offering price and redemption price per share ($100,057,680 ÷ 5,371,363 shares)	$ 18.63

Service Class 2: Net Asset Value, offering price and redemption price per share ($266,860,434 ÷ 14,389,010 shares)	$ 18.55

Initial Class R: Net Asset Value, offering price and redemption price per share ($86,079,843 ÷ 4,614,526 shares)	$ 18.65

Service Class R: Net Asset Value, offering price and redemption price per share ($45,268,716 ÷ 2,434,624 shares)	$ 18.59

Service Class 2R: Net Asset Value, offering price and redemption price per share ($85,243,829 ÷ 4,644,812 shares)	$ 18.35

Investor Class R: Net Asset Value, offering price and redemption price per share ($279,760,193 ÷ 15,004,801 shares)	$ 18.64

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 37,259,319
Special dividends		6,439,828
Income from Fidelity Central Funds		798,422
Income before foreign taxes withheld		44,497,569
Less foreign taxes withheld		(2,993,194)
Total income		41,504,375

Expenses
Management fee	$ 11,764,440
Transfer agent fees	1,396,760
Distribution and service plan fees	1,111,828
Accounting and security lending fees	770,092
Custodian fees and expenses	189,225
Independent trustees' compensation	7,211
Depreciation in deferred trustee compensation account	(15)
Audit	81,131
Legal	10,091
Miscellaneous	13,411
Total expenses before reductions	15,344,174
Expense reductions	(33,384)	15,310,790
Net investment income (loss)		26,193,585
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	122,533,817
Foreign currency transactions	(426,959)
Total net realized gain (loss)		122,106,858
Change in net unrealized appreciation (depreciation) on: Investment securities	(292,195,536)
Assets and liabilities in foreign currencies	(170,081)
Total change in net unrealized appreciation (depreciation)		(292,365,617)
Net gain (loss)		(170,258,759)
Net increase (decrease) in net assets resulting from operations		$ (144,065,174)

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,193,585	$ 20,795,086
Net realized gain (loss)	122,106,858	93,790,660
Change in net unrealized appreciation (depreciation)	(292,365,617)	309,754,327
Net increase (decrease) in net assets resulting from operations	(144,065,174)	424,340,073
Distributions to shareholders from net investment income	(21,544,632)	(20,735,911)
Distributions to shareholders from net realized gain	(437,196)	(6,041,894)
Total distributions	(21,981,828)	(26,777,805)
Share transactions - net increase (decrease)	(52,174,315)	(86,109,747)
Redemption fees	20,145	19,250
Total increase (decrease) in net assets	(218,201,172)	311,471,771

Net Assets
Beginning of period	1,808,038,351	1,496,566,580
End of period (including distributions in excess of net investment income of $1,886,897 and undistributed net investment income of $13,677, respectively)	$ 1,589,837,179	$ 1,808,038,351

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.64	$ 16.09	$ 13.63	$ 16.77	$ 15.05
Income from Investment Operations
Net investment income (loss) C	.32 I	.25	.29	.26	.21
Net realized and unrealized gain (loss)	(1.98)	4.63	2.53	(3.14)	1.76
Total from investment operations	(1.66)	4.88	2.82	(2.88)	1.97
Distributions from net investment income	(.27)	(.26)	(.30) F	(.23)	(.22)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.28)	(.33)	(.36)	(.26)	(.25)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.70	$ 20.64	$ 16.09	$ 13.63	$ 16.77
Total ReturnA, B	(8.08)%	30.44%	20.74%	(17.16)%	13.11%
Ratios to Average Net Assets D, G
Expenses before reductions	.82%	.84%	.85%	.85%	.86%
Expenses net of fee waivers, if any	.82%	.84%	.85%	.85%	.85%
Expenses net of all reductions	.82%	.83%	.83%	.83%	.83%
Net investment income (loss)	1.62% I	1.41%	1.94%	1.59%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 726,566	$ 829,382	$ 659,258	$ 598,862	$ 779,501
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.24%.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.56	$ 16.02	$ 13.58	$ 16.70	$ 14.99
Income from Investment Operations
Net investment income (loss) C	.30 J	.24	.28	.24	.19
Net realized and unrealized gain (loss)	(1.97)	4.61	2.50	(3.12)	1.75
Total from investment operations	(1.67)	4.85	2.78	(2.88)	1.94
Distributions from net investment income	(.25)	(.24)	(.29) F	(.21)	(.20)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.26)	(.31)	(.34) I	(.24)	(.23)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.63	$ 20.56	$ 16.02	$ 13.58	$ 16.70
Total ReturnA, B	(8.16)%	30.38%	20.54%	(17.23)%	12.99%
Ratios to Average Net Assets D, G
Expenses before reductions	.92%	.94%	.95%	.95%	.96%
Expenses net of fee waivers, if any	.92%	.94%	.95%	.95%	.95%
Expenses net of all reductions	.92%	.93%	.93%	.93%	.93%
Net investment income (loss)	1.52% J	1.31%	1.84%	1.49%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 100,058	$ 118,920	$ 110,468	$ 108,921	$ 162,394
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.34 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.059 per share. J Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.47	$ 15.95	$ 13.52	$ 16.62	$ 14.92
Income from Investment Operations
Net investment income (loss) C	.27 I	.21	.25	.21	.17
Net realized and unrealized gain (loss)	(1.96)	4.59	2.50	(3.09)	1.74
Total from investment operations	(1.69)	4.80	2.75	(2.88)	1.91
Distributions from net investment income	(.22)	(.21)	(.26) F	(.19)	(.18)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.23)	(.28)	(.32)	(.22)	(.21)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.55	$ 20.47	$ 15.95	$ 13.52	$ 16.62
Total ReturnA, B	(8.30)%	30.17%	20.38%	(17.34)%	12.83%
Ratios to Average Net Assets D, G
Expenses before reductions	1.07%	1.09%	1.10%	1.10%	1.11%
Expenses net of fee waivers, if any	1.07%	1.09%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.07%	1.08%	1.08%	1.08%	1.08%
Net investment income (loss)	1.37% I	1.16%	1.69%	1.34%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 266,860	$ 316,863	$ 349,364	$ 342,206	$ 461,033
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

Financial Highlights - Initial Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.59	$ 16.05	$ 13.60	$ 16.73	$ 15.02
Income from Investment Operations
Net investment income (loss) C	.32 I	.25	.29	.26	.21
Net realized and unrealized gain (loss)	(1.98)	4.62	2.52	(3.13)	1.75
Total from investment operations	(1.66)	4.87	2.81	(2.87)	1.96
Distributions from net investment income	(.27)	(.26)	(.30) F	(.23)	(.22)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.28)	(.33)	(.36)	(.26)	(.25)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.65	$ 20.59	$ 16.05	$ 13.60	$ 16.73
Total ReturnA, B	(8.10)%	30.45%	20.71%	(17.14)%	13.07%
Ratios to Average Net Assets D, G
Expenses before reductions	.82%	.84%	.85%	.85%	.86%
Expenses net of fee waivers, if any	.82%	.84%	.85%	.85%	.85%
Expenses net of all reductions	.82%	.83%	.83%	.83%	.83%
Net investment income (loss)	1.62% I	1.41%	1.94%	1.59%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,080	$ 104,016	$ 88,587	$ 85,922	$ 122,655
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.24%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.52	$ 16.00	$ 13.56	$ 16.68	$ 14.97
Income from Investment Operations
Net investment income (loss) C	.30 I	.24	.28	.24	.19
Net realized and unrealized gain (loss)	(1.97)	4.59	2.51	(3.12)	1.75
Total from investment operations	(1.67)	4.83	2.79	(2.88)	1.94
Distributions from net investment income	(.25)	(.24)	(.29) F	(.21)	(.20)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.26)	(.31)	(.35)	(.24)	(.23)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.59	$ 20.52	$ 16.00	$ 13.56	$ 16.68
Total ReturnA, B	(8.18)%	30.30%	20.58%	(17.24)%	13.01%
Ratios to Average Net Assets D, G
Expenses before reductions	.92%	.94%	.94%	.95%	.96%
Expenses net of fee waivers, if any	.92%	.93%	.94%	.94%	.95%
Expenses net of all reductions	.92%	.92%	.93%	.93%	.93%
Net investment income (loss)	1.52% I	1.31%	1.84%	1.49%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,269	$ 54,146	$ 45,774	$ 43,414	$ 60,617
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

Financial Highlights - Service Class 2R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 15.80	$ 13.40	$ 16.48	$ 14.80
Income from Investment Operations
Net investment income (loss) C	.27 J	.21	.25	.21	.17
Net realized and unrealized gain (loss)	(1.95)	4.54	2.47	(3.07)	1.73
Total from investment operations	(1.68)	4.75	2.72	(2.86)	1.90
Distributions from net investment income	(.23)	(.22)	(.26) F	(.19)	(.19)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.23) I	(.29)	(.32)	(.22)	(.22)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.35	$ 20.26	$ 15.80	$ 13.40	$ 16.48
Total ReturnA, B	(8.31)%	30.15%	20.36%	(17.33)%	12.82%
Ratios to Average Net Assets D, G
Expenses before reductions	1.07%	1.09%	1.09%	1.10%	1.11%
Expenses net of fee waivers, if any	1.07%	1.08%	1.09%	1.09%	1.10%
Expenses net of all reductions	1.07%	1.07%	1.08%	1.08%	1.08%
Net investment income (loss)	1.37% J	1.16%	1.69%	1.34%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,244	$ 90,537	$ 67,674	$ 58,968	$ 69,393
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.23 per share is comprised of distributions from net investment income of $.225 and distributions from net realized gain of $.005 per share. J Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.58	$ 16.04	$ 13.60	$ 16.73	$ 15.01
Income from Investment Operations
Net investment income (loss) C	.30 J	.24	.28	.24	.20
Net realized and unrealized gain (loss)	(1.98)	4.62	2.51	(3.12)	1.76
Total from investment operations	(1.68)	4.86	2.79	(2.88)	1.96
Distributions from net investment income	(.26)	(.25)	(.29) F	(.22)	(.21)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.26) I	(.32)	(.35)	(.25)	(.24)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.64	$ 20.58	$ 16.04	$ 13.60	$ 16.73
Total ReturnA, B	(8.17)%	30.40%	20.54%	(17.22)%	13.07%
Ratios to Average Net Assets D, G
Expenses before reductions	.90%	.92%	.93%	.93%	.95%
Expenses net of fee waivers, if any	.90%	.92%	.93%	.93%	.94%
Expenses net of all reductions	.90%	.91%	.92%	.91%	.92%
Net investment income (loss)	1.54% J	1.33%	1.85%	1.51%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 279,760	$ 294,173	$ 175,442	$ 152,810	$ 177,984
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.26 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.005 per share. J Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective after the close of business on or about April 30, 2015, shares of Initial Class R, Service Class R and Service Class 2 R will be converted to shares of Initial Class, Service Class and Service Class 2, respectively. After the effective date, Initial Class R, Service Class R and Service Class 2 R will be closed to new accounts. In addition, in November 2014 the Board of Trustees approved a change in the name of Investor Class R to Investor Class effective on or about April 30, 2015.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 329,165,573
Gross unrealized depreciation	(132,320,090)
Net unrealized appreciation (depreciation) on securities	$ 196,845,483

Tax Cost	$ 1,413,329,905

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (169,634,233)
Net unrealized appreciation (depreciation) on securities and other investments	$ 196,679,003

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (169,634,233)

The Fund intends to elect to defer to its next fiscal year $1,834,523 of currency losses and $1,506,154 of capital losses recognized during the period November 1, 2014 to December 31, 2014.

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 21,981,828	$ 26,777,805

Trading (Redemption) Fees. Initial Class shares, Service Class R shares, Service Class 2R shares and Investor Class R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $646,944,570 and $684,885,586, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 110,664
Service Class 2	728,920
Service Class R	50,004
Service Class 2R	222,240
$ 1,111,828

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class R) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 531,337
Service Class	75,436
Service Class 2	197,997
Initial Class R	64,689
Service Class R	32,720
Service Class 2R	58,168
Investor Class R	436,413
$ 1,396,760

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,545 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,792 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,585,037. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $767,861, including $22,890 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $33,384 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 10,433,570	$ 9,994,667
Service Class	1,332,782	1,357,229
Service Class 2	3,106,546	3,168,706
Initial Class R	1,229,751	1,290,936
Service Class R	601,107	628,888
Service Class 2R	1,029,325	959,606
Investor Class R	3,811,551	3,335,879
Total	$ 21,544,632	$ 20,735,911
From net realized gain
Initial Class	$ 197,461	$ 2,739,851
Service Class	28,825	403,194
Service Class 2	77,133	1,092,127
Initial Class R	25,187	353,886
Service Class R	13,104	185,274
Service Class 2R	22,313	312,532
Investor Class R	73,173	955,030
Total	$ 437,196	$ 6,041,894

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	4,646,866	5,801,817	$ 91,533,995	$ 107,662,358
Reinvestment of distributions	560,055	649,058	10,631,031	12,734,518
Shares redeemed	(6,531,046)	(7,255,257)	(129,396,566)	(129,071,396)
Net increase (decrease)	(1,324,125)	(804,382)	$ (27,231,540)	$ (8,674,520)
Service Class
Shares sold	374,059	428,272	$ 7,444,554	$ 7,746,361
Reinvestment of distributions	71,985	90,093	1,361,607	1,760,423
Shares redeemed	(858,107)	(1,628,602)	(17,001,886)	(28,843,970)
Net increase (decrease)	(412,063)	(1,110,237)	$ (8,195,725)	$ (19,337,186)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Service Class 2
Shares sold	1,281,630	1,340,055	$ 25,126,390	$ 23,878,028
Reinvestment of distributions	169,089	218,953	3,183,679	4,260,833
Shares redeemed	(2,540,783)	(7,981,874)	(49,934,018)	(142,365,692)
Net increase (decrease)	(1,090,064)	(6,422,866)	$ (21,623,949)	$ (114,226,831)
Initial Class R
Shares sold	281,639	435,761	$ 5,561,894	$ 8,137,230
Reinvestment of distributions	66,280	84,048	1,254,938	1,644,822
Shares redeemed	(784,514)	(988,816)	(15,546,890)	(17,709,460)
Net increase (decrease)	(436,595)	(469,007)	$ (8,730,058)	$ (7,927,408)
Service Class R
Shares sold	192,163	215,668	$ 3,798,857	$ 3,976,622
Reinvestment of distributions	32,541	41,731	614,211	814,162
Shares redeemed	(428,216)	(480,725)	(8,429,221)	(8,684,273)
Net increase (decrease)	(203,512)	(223,326)	$ (4,016,153)	$ (3,893,489)
Service Class 2R
Shares sold	636,022	635,014	$ 12,380,236	$ 11,565,664
Reinvestment of distributions	56,434	66,051	1,051,638	1,272,138
Shares redeemed	(515,505)	(515,803)	(10,031,982)	(9,082,206)
Net increase (decrease)	176,951	185,262	$ 3,399,892	$ 3,755,596
Investor Class R
Shares sold	2,228,032	4,240,579	$ 44,085,892	$ 79,414,168
Reinvestment of distributions	205,297	219,372	3,884,724	4,290,909
Shares redeemed	(1,720,598)	(1,102,402)	(33,747,398)	(19,510,986)
Net increase (decrease)	712,731	3,357,549	$ 14,223,218	$ 64,194,091

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 22% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2015

Annual Report

Trustees and Officers

The Trustees Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C.Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class and Service Class 2 designates 1% and 4% of the dividends distributed in February 2014 and December 2014, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	2/14/14	$0.005	$0.0000
Initial Class	12/26/14	$0.292	$0.0203
Service Class	2/14/14	$0.005	$0.0000
Service Class	12/26/14	$0.271	$0.0203
Service Class 2	2/14/14	$0.005	$0.0000
Service Class 2	12/26/14	$0.240	$0.0203

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Overseas Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Overseas Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class R, Service Class and Service Class R ranked below its competitive median for 2013 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Service Class 2 and Service Class 2 R was above the competitive median primarily because of higher 12b-1 fees for the class as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Limited

Fidelity Management & Research (Hong Kong) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRS-ANN-0215
1.540205.117

Fidelity® Variable Insurance Products:

Overseas Portfolio - Class R

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP Overseas Portfolio - Initial Class R	-8.10%	6.28%	4.75%
VIP Overseas Portfolio - Service Class R	-8.18%	6.17%	4.65%
VIP Overseas Portfolio - Service Class 2R	-8.31%	6.02%	4.49%
VIP Overseas Portfolio - Investor Class R A	-8.17%	6.20%	4.66%

A The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class R's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class R on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio: For the year, the fund's share classes lagged the -4.77% return of the MSCI EAFE Index. It was a difficult period for international investing, largely due to the effects of a surging U.S. dollar that hurt fund performance. (For specific portfolio results, please refer to the performance section of this report). Versus the index, a number of businesses that benefit from global Internet and broadband penetration detracted. I sold the fund's non-index stake in Mail.ru Group, as the stock was negatively affected by sanctions on the Russian economy and the devaluation of the ruble. In health care, it hurt to not own outperforming index component and Swiss pharmaceuticals firm Novartis. The stock did not fit my stock-selection criteria. On a sector basis, stock selection in financials detracted the most. The largest individual detractor here was our position in ORIX, a longtime Japanese holding that reversed some of its gains enjoyed in the previous two years. On the plus side, choices in the software & services segment within the information technology sector by far added the most value, including a position in Chinese e-commerce firm Alibaba Group. South Africa's Naspers, the second-largest position in the fund at period end and its No. 1 contributor, also contributed to the fund's result. As Naspers reported earnings growth substantially greater than that of the market, the stock outperformed. I reduced the fund's position here late in the year on short-term concerns, but I still liked the business model and long-term penetration potential of online classifieds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.81%
Actual		$ 1,000.00	$ 926.60	$ 3.93
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13
Service Class	.91%
Actual		$ 1,000.00	$ 926.30	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Service Class 2	1.06%
Actual		$ 1,000.00	$ 925.90	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Initial Class R	.81%
Actual		$ 1,000.00	$ 926.50	$ 3.93
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13
Service Class R	.91%
Actual		$ 1,000.00	$ 926.10	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Service Class 2R	1.06%
Actual		$ 1,000.00	$ 925.40	$ 5.14
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Investor Class R	.89%
Actual		$ 1,000.00	$ 926.20	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2014
United Kingdom	20.6%
Japan	19.4%
United States of America*	11.3%
France	6.9%
Switzerland	6.0%
Cayman Islands	5.3%
Germany	4.3%
South Africa	3.0%
Denmark	2.2%
Other	21.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets
As of June 30, 2014
United Kingdom	18.5%
Japan	17.7%
France	9.0%
United States of America*	8.3%
Switzerland	7.6%
Germany	4.9%
Cayman Islands	4.8%
Denmark	3.0%
South Africa	2.9%
Other	23.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets
Asset Allocation as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	99.8
Short-Term Investments and Net Other Assets (Liabilities)	1.6	0.2
Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.4	2.3
Naspers Ltd. Class N (South Africa, Media)	2.3	2.5
Rakuten, Inc. (Japan, Internet & Catalog Retail)	2.1	1.6
Misumi Group, Inc. (Japan, Trading Companies & Distributors)	1.6	0.0
Sanofi SA (France, Pharmaceuticals)	1.5	2.1
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.4	1.6
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	1.3	1.5
HSBC Holdings PLC	1.3	1.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.3	0.0
Volkswagen AG (Germany, Automobiles)	1.3	1.1
	16.5
Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.4	26.3
Financials	17.4	18.2
Information Technology	14.6	15.0
Consumer Staples	12.0	12.8
Health Care	10.4	9.5
Industrials	6.0	6.1
Energy	4.4	5.1
Materials	4.4	5.1
Telecommunication Services	2.8	1.7

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Australia - 1.5%
AMP Ltd.	423,882	$ 1,887,870
BHP Billiton Ltd.	318,002	7,518,408
Carsales.com Ltd.	320,637	2,712,258
iSelect Ltd. (a)(d)	6,325,337	6,620,724
Macquarie Group Ltd.	99,742	4,703,520
Rio Tinto Ltd.	24,301	1,139,254
TOTAL AUSTRALIA		24,582,034
Bailiwick of Jersey - 1.1%
Glencore Xstrata PLC	1,246,535	5,805,234
Shire PLC	157,900	11,195,117
TOTAL BAILIWICK OF JERSEY		17,000,351
Belgium - 1.0%
Ageas	66,760	2,383,501
Anheuser-Busch InBev SA NV	33,577	3,778,802
Hamon & Compagnie International SA (a)	62,254	768,371
KBC Groupe SA (a)	58,487	3,290,553
UCB SA	72,400	5,536,802
TOTAL BELGIUM		15,758,029
Bermuda - 0.8%
Clear Media Ltd.	2,035,000	2,121,452
Oriental Watch Holdings Ltd.	7,028,000	1,356,038
Signet Jewelers Ltd.	68,600	9,025,702
TOTAL BERMUDA		12,503,192
Brazil - 1.3%
BB Seguridade Participacoes SA	636,600	7,701,849
Cielo SA	538,780	8,445,927
Kroton Educacional SA	717,640	4,184,569
TOTAL BRAZIL		20,332,345
British Virgin Islands - 0.2%
Gem Diamonds Ltd. (a)	931,919	2,538,224
Canada - 0.4%
Entertainment One Ltd.	1,006,000	5,055,076
MDC Partners, Inc. Class A (sub. vtg.)	37,700	856,544
Performance Sports Group Ltd. (a)	55,161	1,003,704
TOTAL CANADA		6,915,324
Cayman Islands - 5.3%
58.com, Inc. ADR (a)	153,700	6,386,235
Alibaba Group Holding Ltd. sponsored ADR	157,800	16,401,732
Autohome, Inc. ADR Class A	89,000	3,236,040
Baidu.com, Inc. sponsored ADR (a)	60,600	13,814,982
Bitauto Holdings Ltd. ADR (a)	77,700	5,470,857
Ctrip.com International Ltd. sponsored ADR (a)	115,800	5,268,900
Fu Shou Yuan International Group Ltd.	4,974,000	2,390,433
Hengdeli Holdings Ltd. (d)	19,133,800	3,563,518

	Shares	Value
Homeinns Hotel Group sponsored ADR (a)	41,000	$ 1,230,820
Qunar Cayman Islands Ltd. sponsored ADR (a)	114,800	3,263,764
Shenguan Holdings Group Ltd.	2,636,000	868,915
Tencent Holdings Ltd.	1,218,200	17,626,051
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	143,000	4,814,810
TOTAL CAYMAN ISLANDS		84,337,057
China - 0.6%
Kweichow Moutai Co. Ltd.	168,900	5,124,415
TravelSky Technology Ltd. (H Shares)	3,969,000	4,272,904
TOTAL CHINA		9,397,319
Denmark - 2.2%
Danske Bank A/S	96,100	2,613,904
Novo Nordisk A/S:
Series B	80,625	3,410,420
Series B sponsored ADR	448,700	18,988,984
Pandora A/S	78,600	6,443,094
Vestas Wind Systems A/S (a)	108,500	3,993,086
TOTAL DENMARK		35,449,488
France - 6.9%
AXA SA	114,920	2,670,627
AXA SA sponsored ADR	135,400	3,099,306
Beneteau SA (a)	196,900	2,766,185
BNP Paribas SA	181,503	10,818,861
Bollore Group (a)	2,600	11,735
Bollore Group (d)	825,500	3,765,839
Edenred SA	118,359	3,287,622
GameLoft SE (a)	537,900	2,173,959
Havas SA	938,800	7,675,918
Hermes International SCA (d)	8,548	3,049,266
Iliad SA	19,126	4,598,597
Orange SA	621,900	10,576,476
Pernod Ricard SA	80,600	8,998,121
Safran SA	71,900	4,458,883
Sanofi SA	139,290	12,699,135
Sanofi SA sponsored ADR	240,622	10,974,769
Societe Generale Series A	60,951	2,580,644
Total SA	298,200	15,277,388
TOTAL FRANCE		109,483,331
Germany - 2.7%
Allianz SE	36,918	6,114,589
Axel Springer Verlag AG	131,100	7,907,260
Bayer AG	141,478	19,284,648
Commerzbank AG (a)	55,520	728,233
CTS Eventim AG	243,193	7,164,893
Deutsche Bank AG	74,681	2,236,275
TOTAL GERMANY		43,435,898
Common Stocks - continued
	Shares	Value
Greece - 0.1%
Greek Organization of Football Prognostics SA	133,100	$ 1,433,413
Hong Kong - 1.4%
AIA Group Ltd.	2,299,400	12,682,266
Television Broadcasts Ltd.	1,741,000	10,055,554
TOTAL HONG KONG		22,737,820
India - 0.3%
Info Edge India Ltd.	301,689	4,058,266
Just Dial Ltd.	65,509	1,397,858
TOTAL INDIA		5,456,124
Ireland - 2.2%
C&C Group PLC	3,139,300	13,751,330
Glanbia PLC	451,000	6,930,803
Kingspan Group PLC (United Kingdom)	461,800	7,806,451
Paddy Power PLC (Ireland)	69,200	5,770,211
TOTAL IRELAND		34,258,795
Isle of Man - 0.5%
Playtech Ltd.	735,579	7,899,202
Israel - 0.2%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	80,100	2,957,159
Sarine Technologies Ltd.	588,000	1,088,245
TOTAL ISRAEL		4,045,404
Italy - 1.7%
Assicurazioni Generali SpA	158,500	3,260,480
Eni SpA	169,000	2,960,287
Eni SpA sponsored ADR	67,900	2,370,389
Gtech SpA rights 1/9/15 (a)(d)	82,800	1
Intesa Sanpaolo SpA	4,097,800	11,887,320
Lottomatica SpA (d)	82,800	1,852,553
Tod's SpA (d)	46,016	4,009,080
TOTAL ITALY		26,340,110
Japan - 19.4%
Arcland Service Co. Ltd.	26,100	749,849
Astellas Pharma, Inc.	1,322,400	18,410,590
Cosmos Pharmaceutical Corp.	111,300	15,206,431
Daiwa Securities Group, Inc.	490,000	3,836,768
Dentsu, Inc.	410,100	17,241,186
East Japan Railway Co.	43,300	3,263,558
Enigmo, Inc. (a)(d)	509,300	4,160,503
Fuji Media Holdings, Inc.	161,900	1,996,659
Fujitsu Ltd.	526,000	2,804,457
Fukuda Denshi Co. Ltd.	33,200	1,680,007
Hitachi Ltd.	1,572,000	11,602,564
Honda Motor Co. Ltd.	277,700	8,147,242
Hoya Corp.	255,500	8,642,246
Infomart Corp. (d)	105,400	992,079

	Shares	Value
Japan Tobacco, Inc.	329,000	$ 9,054,997
JTEKT Corp.	190,700	3,209,442
Keyence Corp.	31,120	13,866,910
Misumi Group, Inc.	757,500	24,978,710
Mitsubishi Electric Corp.	750,000	8,908,545
Mitsubishi UFJ Financial Group, Inc.	2,544,800	13,981,715
MS&AD Insurance Group Holdings, Inc.	177,500	4,206,433
NEC Corp.	897,000	2,606,683
NEXT Co. Ltd.	1,040,400	8,446,198
Nomura Holdings, Inc.	505,000	2,857,813
Nomura Holdings, Inc. sponsored ADR (d)	57,600	326,592
Olympus Corp. (a)	131,200	4,595,981
OMRON Corp.	152,800	6,835,583
ORIX Corp.	1,214,700	15,284,324
Pigeon Corp.	35,100	2,046,544
Rakuten, Inc.	2,354,900	32,746,800
Recruit Holdings Co. Ltd. (a)	79,600	2,276,914
Ship Healthcare Holdings, Inc.	121,900	2,765,839
SoftBank Corp.	148,200	8,821,352
Sumitomo Mitsui Financial Group, Inc.	293,900	10,625,286
Sundrug Co. Ltd.	36,300	1,483,876
Suzuki Motor Corp.	128,100	3,838,818
THK Co. Ltd.	158,500	3,809,056
Tokio Marine Holdings, Inc.	136,600	4,436,454
Toshiba Corp.	672,000	2,834,027
Toyota Motor Corp.	223,200	13,909,243
Toyota Motor Corp. sponsored ADR	2,900	363,892
TOTAL JAPAN		307,852,166
Korea (South) - 1.2%
LG Household & Health Care Ltd.	2,890	1,648,461
Medy-Tox, Inc.	9,463	2,748,885
NAVER Corp.	22,369	14,397,805
TOTAL KOREA (SOUTH)		18,795,151
Malta - 0.6%
Kambi Group PLC (a)(d)	370,600	3,613,036
Unibet Group PLC unit	89,400	5,648,030
TOTAL MALTA		9,261,066
Netherlands - 0.7%
AEGON NV	259,400	1,949,643
ASML Holding NV	31,411	3,387,048
ING Groep NV (Certificaten Van Aandelen) (a)	469,984	6,072,035
TOTAL NETHERLANDS		11,408,726
New Zealand - 0.1%
EBOS Group Ltd.	225,407	1,731,913
Nigeria - 0.1%
Guinness Nigeria PLC	941,861	865,431
Nigerian Breweries PLC	1,484,631	1,341,036
TOTAL NIGERIA		2,206,467
Common Stocks - continued
	Shares	Value
Norway - 1.4%
DNB ASA	447,800	$ 6,651,209
Schibsted ASA (B Shares) (d)	189,300	12,031,586
Statoil ASA	14,100	248,256
Statoil ASA sponsored ADR (d)	192,800	3,395,208
TOTAL NORWAY		22,326,259
Philippines - 0.7%
Alliance Global Group, Inc.	9,464,300	4,722,212
Melco Crown Philippines Resort (a)	21,149,500	6,389,285
TOTAL PHILIPPINES		11,111,497
South Africa - 3.0%
Alexander Forbes Group Holding (a)	2,085,867	1,713,016
Clicks Group Ltd.	931,242	6,520,767
Life Healthcare Group Holdings Ltd.	621,600	2,297,734
Naspers Ltd. Class N	283,400	37,119,147
TOTAL SOUTH AFRICA		47,650,664
Spain - 1.6%
Atresmedia Corporacion de Medios de Comunicacion SA	547,000	7,704,485
Banco Bilbao Vizcaya Argentaria SA	457,893	4,324,528
Banco Bilbao Vizcaya Argentaria SA rights 1/7/15 (a)	457,875	43,770
Banco Santander SA (Spain)	357,546	3,000,926
Mediaset Espana Comunicacion, S.A. (a)	510,400	6,450,931
Melia Hotels International SA	353,500	3,789,889
TOTAL SPAIN		25,314,529
Sweden - 1.2%
Nordea Bank AB	608,800	7,098,912
Svenska Cellulosa AB (SCA) (B Shares)	439,000	9,511,465
Swedbank AB (A Shares)	102,432	2,568,832
TOTAL SWEDEN		19,179,209
Switzerland - 6.0%
Compagnie Financiere Richemont SA Series A	139,270	12,439,324
Credit Suisse Group AG	324,618	8,154,810
Credit Suisse Group AG sponsored ADR (d)	61,252	1,536,200
Julius Baer Group Ltd.	55,980	2,579,404
Nestle SA	520,059	37,912,822
Swiss Re Ltd.	46,826	3,939,846
Syngenta AG (Switzerland)	38,450	12,367,737
UBS Group AG	591,162	10,161,898
UBS Group AG	184,900	3,152,545
Zurich Insurance Group AG	11,638	3,648,727
TOTAL SWITZERLAND		95,893,313
Taiwan - 0.1%
Addcn Technology Co. Ltd.	129,000	1,355,601
United Kingdom - 20.6%
Al Noor Hospitals Group PLC	121,600	1,876,305

	Shares	Value
Anglo American PLC:
ADR	96,800	$ 881,848
(United Kingdom)	275,500	5,097,975
AstraZeneca PLC (United Kingdom)	226,455	15,994,681
Aviva PLC	329,400	2,474,907
Barclays PLC	2,571,808	9,668,278
Barclays PLC sponsored ADR	200,173	3,004,597
BG Group PLC	408,438	5,465,595
BHP Billiton PLC	415,946	8,914,280
BP PLC	881,993	5,598,515
Brammer PLC	1,085,200	5,776,106
Burberry Group PLC	235,700	6,010,043
Dechra Pharmaceuticals PLC	159,300	2,076,904
Diageo PLC	524,328	15,020,460
Dunelm Group PLC	464,300	6,744,492
Exova Group Ltd. PLC (a)	167,421	417,508
Foxtons Group PLC	1,304,279	3,257,641
GlaxoSmithKline PLC	447,200	9,594,045
Howden Joinery Group PLC	2,306,000	14,484,350
HSBC Holdings PLC:
(United Kingdom)	929,678	8,785,231
sponsored ADR	252,732	11,936,532
Indivior PLC (a)	82,000	190,941
ITV PLC	3,573,900	11,987,244
Johnson Matthey PLC	180,498	9,556,582
Lloyds Banking Group PLC (a)	13,709,744	16,126,215
M&C Saatchi PLC (d)	691,900	3,558,705
Moneysupermarket.com Group PLC	1,686,700	6,148,975
Poundland Group PLC	168,154	860,162
Prudential PLC	220,034	5,087,071
Reckitt Benckiser Group PLC	82,000	6,658,651
Rightmove PLC	471,400	16,516,596
Rio Tinto PLC	117,515	5,417,095
Rio Tinto PLC sponsored ADR (d)	34,900	1,607,494
Rolls-Royce Group PLC	322,708	4,375,862
Royal Bank of Scotland Group PLC (a)	255,480	1,554,388
Royal Dutch Shell PLC:
Class A (United Kingdom)	632,388	21,104,610
Class B (United Kingdom)	421,575	14,565,858
Royal Mail PLC	117,700	788,640
SABMiller PLC	351,000	18,386,976
Standard Chartered PLC (United Kingdom)	208,237	3,125,495
SThree PLC	229,400	1,055,198
Taylor Wimpey PLC	1,623,100	3,486,014
Travis Perkins PLC	185,900	5,380,541
Vodafone Group PLC	6,007,100	20,596,106
William Hill PLC	756,244	4,272,722
Zoopla Property Group PLC (d)	783,500	2,399,585
TOTAL UNITED KINGDOM		327,888,019
United States of America - 9.7%
BlackRock, Inc. Class A	30,900	11,048,604
Boston Beer Co., Inc. Class A (a)	15,000	4,343,100
Common Stocks - continued
	Shares	Value
United States of America - continued
Dunkin' Brands Group, Inc.	106,000	$ 4,520,900
eBay, Inc. (a)	101,200	5,679,344
Facebook, Inc. Class A (a)	139,400	10,875,988
Gilead Sciences, Inc. (a)	107,000	10,085,820
Google, Inc.:
Class A (a)	15,200	8,066,032
Class C (a)	13,200	6,948,480
Lorillard, Inc.	89,900	5,658,306
MercadoLibre, Inc. (d)	40,000	5,106,800
Monsanto Co.	60,503	7,228,293
Monster Beverage Corp. (a)	142,800	15,472,380
priceline.com, Inc. (a)	10,760	12,268,660
Sprouts Farmers Market LLC (a)	222,400	7,557,152
Tiffany & Co., Inc.	113,300	12,107,238
TripAdvisor, Inc. (a)	40,700	3,038,662
Visa, Inc. Class A	66,700	17,488,740
Zillow, Inc. (a)(d)	57,900	6,131,031
TOTAL UNITED STATES OF AMERICA		153,625,530
TOTAL COMMON STOCKS (Cost $1,337,965,776)		1,539,503,570
Nonconvertible Preferred Stocks - 1.6%

Germany - 1.6%
Sartorius AG (non-vtg.)	39,500	4,819,157
Volkswagen AG	92,647	20,591,291
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $15,461,604)		25,410,448
Money Market Funds - 2.9%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	20,920,378	$ 20,920,378
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	24,340,992	24,340,992
TOTAL MONEY MARKET FUNDS (Cost $45,261,370)		45,261,370
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $1,398,688,750)		1,610,175,388
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(20,338,209)
NET ASSETS - 100%		$ 1,589,837,179
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 30,561
Fidelity Securities Lending Cash Central Fund	767,861
Total	$ 798,422
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 416,196,348	$ 251,904,907	$ 164,291,441	$ -
Consumer Staples	192,043,403	108,952,677	83,090,726	-
Energy	70,986,106	5,765,597	65,220,509	-
Financials	276,880,443	114,213,545	162,666,898	-
Health Care	165,773,487	58,574,982	107,198,505	-
Industrials	96,976,551	41,885,842	55,090,709	-
Information Technology	233,392,725	136,060,957	97,331,768	-
Materials	68,072,424	27,617,675	40,454,749	-
Telecommunication Services	44,592,531	4,598,597	39,993,934	-
Money Market Funds	45,261,370	45,261,370	-	-
Total Investments in Securities:	$ 1,610,175,388	$ 794,836,149	$ 815,339,239	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 168,989,493
Level 2 to Level 1	$ 8,463,555

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $23,165,562) - See accompanying schedule: Unaffiliated issuers (cost $1,353,427,380)	$ 1,564,914,018
Fidelity Central Funds (cost $45,261,370)	45,261,370
Total Investments (cost $1,398,688,750)		$ 1,610,175,388
Receivable for investments sold Regular delivery		3,010,663
Delayed delivery		45,268
Receivable for fund shares sold		3,115,798
Dividends receivable		2,014,146
Distributions receivable from Fidelity Central Funds		88,020
Prepaid expenses		3,688
Other receivables		163,852
Total assets		1,618,616,823

Liabilities
Payable for fund shares redeemed	2,459,705
Accrued management fee	899,439
Distribution and service plan fees payable	85,883
Other affiliated payables	167,852
Other payables and accrued expenses	825,773
Collateral on securities loaned, at value	24,340,992
Total liabilities		28,779,644

Net Assets		$ 1,589,837,179
Net Assets consist of:
Paid in capital		$ 1,566,185,460
Distributions in excess of net investment income		(1,886,897)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(185,781,542)

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		211,320,158
Net Assets		$ 1,589,837,179

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($726,566,484 ÷ 38,850,317 shares)	$ 18.70

Service Class: Net Asset Value, offering price and redemption price per share ($100,057,680 ÷ 5,371,363 shares)	$ 18.63

Service Class 2: Net Asset Value, offering price and redemption price per share ($266,860,434 ÷ 14,389,010 shares)	$ 18.55

Initial Class R: Net Asset Value, offering price and redemption price per share ($86,079,843 ÷ 4,614,526 shares)	$ 18.65

Service Class R: Net Asset Value, offering price and redemption price per share ($45,268,716 ÷ 2,434,624 shares)	$ 18.59

Service Class 2R: Net Asset Value, offering price and redemption price per share ($85,243,829 ÷ 4,644,812 shares)	$ 18.35

Investor Class R: Net Asset Value, offering price and redemption price per share ($279,760,193 ÷ 15,004,801 shares)	$ 18.64

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 37,259,319
Special dividends		6,439,828
Income from Fidelity Central Funds		798,422
Income before foreign taxes withheld		44,497,569
Less foreign taxes withheld		(2,993,194)
Total income		41,504,375

Expenses
Management fee	$ 11,764,440
Transfer agent fees	1,396,760
Distribution and service plan fees	1,111,828
Accounting and security lending fees	770,092
Custodian fees and expenses	189,225
Independent trustees' compensation	7,211
Depreciation in deferred trustee compensation account	(15)
Audit	81,131
Legal	10,091
Miscellaneous	13,411
Total expenses before reductions	15,344,174
Expense reductions	(33,384)	15,310,790
Net investment income (loss)		26,193,585
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	122,533,817
Foreign currency transactions	(426,959)
Total net realized gain (loss)		122,106,858
Change in net unrealized appreciation (depreciation) on: Investment securities	(292,195,536)
Assets and liabilities in foreign currencies	(170,081)
Total change in net unrealized appreciation (depreciation)		(292,365,617)
Net gain (loss)		(170,258,759)
Net increase (decrease) in net assets resulting from operations		$ (144,065,174)

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,193,585	$ 20,795,086
Net realized gain (loss)	122,106,858	93,790,660
Change in net unrealized appreciation (depreciation)	(292,365,617)	309,754,327
Net increase (decrease) in net assets resulting from operations	(144,065,174)	424,340,073
Distributions to shareholders from net investment income	(21,544,632)	(20,735,911)
Distributions to shareholders from net realized gain	(437,196)	(6,041,894)
Total distributions	(21,981,828)	(26,777,805)
Share transactions - net increase (decrease)	(52,174,315)	(86,109,747)
Redemption fees	20,145	19,250
Total increase (decrease) in net assets	(218,201,172)	311,471,771

Net Assets
Beginning of period	1,808,038,351	1,496,566,580
End of period (including distributions in excess of net investment income of $1,886,897 and undistributed net investment income of $13,677, respectively)	$ 1,589,837,179	$ 1,808,038,351

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.64	$ 16.09	$ 13.63	$ 16.77	$ 15.05
Income from Investment Operations
Net investment income (loss) C	.32 I	.25	.29	.26	.21
Net realized and unrealized gain (loss)	(1.98)	4.63	2.53	(3.14)	1.76
Total from investment operations	(1.66)	4.88	2.82	(2.88)	1.97
Distributions from net investment income	(.27)	(.26)	(.30) F	(.23)	(.22)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.28)	(.33)	(.36)	(.26)	(.25)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.70	$ 20.64	$ 16.09	$ 13.63	$ 16.77
Total ReturnA, B	(8.08)%	30.44%	20.74%	(17.16)%	13.11%
Ratios to Average Net Assets D, G
Expenses before reductions	.82%	.84%	.85%	.85%	.86%
Expenses net of fee waivers, if any	.82%	.84%	.85%	.85%	.85%
Expenses net of all reductions	.82%	.83%	.83%	.83%	.83%
Net investment income (loss)	1.62% I	1.41%	1.94%	1.59%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 726,566	$ 829,382	$ 659,258	$ 598,862	$ 779,501
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.24%.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.56	$ 16.02	$ 13.58	$ 16.70	$ 14.99
Income from Investment Operations
Net investment income (loss) C	.30 J	.24	.28	.24	.19
Net realized and unrealized gain (loss)	(1.97)	4.61	2.50	(3.12)	1.75
Total from investment operations	(1.67)	4.85	2.78	(2.88)	1.94
Distributions from net investment income	(.25)	(.24)	(.29) F	(.21)	(.20)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.26)	(.31)	(.34) I	(.24)	(.23)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.63	$ 20.56	$ 16.02	$ 13.58	$ 16.70
Total ReturnA, B	(8.16)%	30.38%	20.54%	(17.23)%	12.99%
Ratios to Average Net Assets D, G
Expenses before reductions	.92%	.94%	.95%	.95%	.96%
Expenses net of fee waivers, if any	.92%	.94%	.95%	.95%	.95%
Expenses net of all reductions	.92%	.93%	.93%	.93%	.93%
Net investment income (loss)	1.52% J	1.31%	1.84%	1.49%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 100,058	$ 118,920	$ 110,468	$ 108,921	$ 162,394
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.34 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.059 per share. J Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.47	$ 15.95	$ 13.52	$ 16.62	$ 14.92
Income from Investment Operations
Net investment income (loss) C	.27 I	.21	.25	.21	.17
Net realized and unrealized gain (loss)	(1.96)	4.59	2.50	(3.09)	1.74
Total from investment operations	(1.69)	4.80	2.75	(2.88)	1.91
Distributions from net investment income	(.22)	(.21)	(.26) F	(.19)	(.18)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.23)	(.28)	(.32)	(.22)	(.21)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.55	$ 20.47	$ 15.95	$ 13.52	$ 16.62
Total ReturnA, B	(8.30)%	30.17%	20.38%	(17.34)%	12.83%
Ratios to Average Net Assets D, G
Expenses before reductions	1.07%	1.09%	1.10%	1.10%	1.11%
Expenses net of fee waivers, if any	1.07%	1.09%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.07%	1.08%	1.08%	1.08%	1.08%
Net investment income (loss)	1.37% I	1.16%	1.69%	1.34%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 266,860	$ 316,863	$ 349,364	$ 342,206	$ 461,033
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

Financial Highlights - Initial Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.59	$ 16.05	$ 13.60	$ 16.73	$ 15.02
Income from Investment Operations
Net investment income (loss) C	.32 I	.25	.29	.26	.21
Net realized and unrealized gain (loss)	(1.98)	4.62	2.52	(3.13)	1.75
Total from investment operations	(1.66)	4.87	2.81	(2.87)	1.96
Distributions from net investment income	(.27)	(.26)	(.30) F	(.23)	(.22)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.28)	(.33)	(.36)	(.26)	(.25)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.65	$ 20.59	$ 16.05	$ 13.60	$ 16.73
Total ReturnA, B	(8.10)%	30.45%	20.71%	(17.14)%	13.07%
Ratios to Average Net Assets D, G
Expenses before reductions	.82%	.84%	.85%	.85%	.86%
Expenses net of fee waivers, if any	.82%	.84%	.85%	.85%	.85%
Expenses net of all reductions	.82%	.83%	.83%	.83%	.83%
Net investment income (loss)	1.62% I	1.41%	1.94%	1.59%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,080	$ 104,016	$ 88,587	$ 85,922	$ 122,655
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.24%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.52	$ 16.00	$ 13.56	$ 16.68	$ 14.97
Income from Investment Operations
Net investment income (loss) C	.30 I	.24	.28	.24	.19
Net realized and unrealized gain (loss)	(1.97)	4.59	2.51	(3.12)	1.75
Total from investment operations	(1.67)	4.83	2.79	(2.88)	1.94
Distributions from net investment income	(.25)	(.24)	(.29) F	(.21)	(.20)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.26)	(.31)	(.35)	(.24)	(.23)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.59	$ 20.52	$ 16.00	$ 13.56	$ 16.68
Total ReturnA, B	(8.18)%	30.30%	20.58%	(17.24)%	13.01%
Ratios to Average Net Assets D, G
Expenses before reductions	.92%	.94%	.94%	.95%	.96%
Expenses net of fee waivers, if any	.92%	.93%	.94%	.94%	.95%
Expenses net of all reductions	.92%	.92%	.93%	.93%	.93%
Net investment income (loss)	1.52% I	1.31%	1.84%	1.49%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,269	$ 54,146	$ 45,774	$ 43,414	$ 60,617
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

Financial Highlights - Service Class 2R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 15.80	$ 13.40	$ 16.48	$ 14.80
Income from Investment Operations
Net investment income (loss) C	.27 J	.21	.25	.21	.17
Net realized and unrealized gain (loss)	(1.95)	4.54	2.47	(3.07)	1.73
Total from investment operations	(1.68)	4.75	2.72	(2.86)	1.90
Distributions from net investment income	(.23)	(.22)	(.26) F	(.19)	(.19)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.23) I	(.29)	(.32)	(.22)	(.22)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.35	$ 20.26	$ 15.80	$ 13.40	$ 16.48
Total ReturnA, B	(8.31)%	30.15%	20.36%	(17.33)%	12.82%
Ratios to Average Net Assets D, G
Expenses before reductions	1.07%	1.09%	1.09%	1.10%	1.11%
Expenses net of fee waivers, if any	1.07%	1.08%	1.09%	1.09%	1.10%
Expenses net of all reductions	1.07%	1.07%	1.08%	1.08%	1.08%
Net investment income (loss)	1.37% J	1.16%	1.69%	1.34%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,244	$ 90,537	$ 67,674	$ 58,968	$ 69,393
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.23 per share is comprised of distributions from net investment income of $.225 and distributions from net realized gain of $.005 per share. J Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 20.58	$ 16.04	$ 13.60	$ 16.73	$ 15.01
Income from Investment Operations
Net investment income (loss) C	.30 J	.24	.28	.24	.20
Net realized and unrealized gain (loss)	(1.98)	4.62	2.51	(3.12)	1.76
Total from investment operations	(1.68)	4.86	2.79	(2.88)	1.96
Distributions from net investment income	(.26)	(.25)	(.29) F	(.22)	(.21)
Distributions from net realized gain	(.01)	(.07)	(.06) F	(.03)	(.03)
Total distributions	(.26) I	(.32)	(.35)	(.25)	(.24)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 18.64	$ 20.58	$ 16.04	$ 13.60	$ 16.73
Total ReturnA, B	(8.17)%	30.40%	20.54%	(17.22)%	13.07%
Ratios to Average Net Assets D, G
Expenses before reductions	.90%	.92%	.93%	.93%	.95%
Expenses net of fee waivers, if any	.90%	.92%	.93%	.93%	.94%
Expenses net of all reductions	.90%	.91%	.92%	.91%	.92%
Net investment income (loss)	1.54% J	1.33%	1.85%	1.51%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 279,760	$ 294,173	$ 175,442	$ 152,810	$ 177,984
Portfolio turnover rateE	39%	34%	41%	45%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.26 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.005 per share. J Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective after the close of business on or about April 30, 2015, shares of Initial Class R, Service Class R and Service Class 2 R will be converted to shares of Initial Class, Service Class and Service Class 2, respectively. After the effective date, Initial Class R, Service Class R and Service Class 2 R will be closed to new accounts. In addition, in November 2014 the Board of Trustees approved a change in the name of Investor Class R to Investor Class effective on or about April 30, 2015.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

(ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 329,165,573
Gross unrealized depreciation	(132,320,090)
Net unrealized appreciation (depreciation) on securities	$ 196,845,483

Tax Cost	$ 1,413,329,905

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (169,634,233)
Net unrealized appreciation (depreciation) on securities and other investments	$ 196,679,003

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (169,634,233)

The Fund intends to elect to defer to its next fiscal year $1,834,523 of currency losses and $1,506,154 of capital losses recognized during the period November 1, 2014 to December 31, 2014.

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 21,981,828	$ 26,777,805

Trading (Redemption) Fees. Initial Class shares, Service Class R shares, Service Class 2R shares and Investor Class R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $646,944,570 and $684,885,586, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 110,664
Service Class 2	728,920
Service Class R	50,004
Service Class 2R	222,240
$ 1,111,828

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class R) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 531,337
Service Class	75,436
Service Class 2	197,997
Initial Class R	64,689
Service Class R	32,720
Service Class 2R	58,168
Investor Class R	436,413
$ 1,396,760

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,545 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,792 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,585,037. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $767,861, including $22,890 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $33,384 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 10,433,570	$ 9,994,667
Service Class	1,332,782	1,357,229
Service Class 2	3,106,546	3,168,706
Initial Class R	1,229,751	1,290,936
Service Class R	601,107	628,888
Service Class 2R	1,029,325	959,606
Investor Class R	3,811,551	3,335,879
Total	$ 21,544,632	$ 20,735,911
From net realized gain
Initial Class	$ 197,461	$ 2,739,851
Service Class	28,825	403,194
Service Class 2	77,133	1,092,127
Initial Class R	25,187	353,886
Service Class R	13,104	185,274
Service Class 2R	22,313	312,532
Investor Class R	73,173	955,030
Total	$ 437,196	$ 6,041,894

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	4,646,866	5,801,817	$ 91,533,995	$ 107,662,358
Reinvestment of distributions	560,055	649,058	10,631,031	12,734,518
Shares redeemed	(6,531,046)	(7,255,257)	(129,396,566)	(129,071,396)
Net increase (decrease)	(1,324,125)	(804,382)	$ (27,231,540)	$ (8,674,520)
Service Class
Shares sold	374,059	428,272	$ 7,444,554	$ 7,746,361
Reinvestment of distributions	71,985	90,093	1,361,607	1,760,423
Shares redeemed	(858,107)	(1,628,602)	(17,001,886)	(28,843,970)
Net increase (decrease)	(412,063)	(1,110,237)	$ (8,195,725)	$ (19,337,186)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Service Class 2
Shares sold	1,281,630	1,340,055	$ 25,126,390	$ 23,878,028
Reinvestment of distributions	169,089	218,953	3,183,679	4,260,833
Shares redeemed	(2,540,783)	(7,981,874)	(49,934,018)	(142,365,692)
Net increase (decrease)	(1,090,064)	(6,422,866)	$ (21,623,949)	$ (114,226,831)
Initial Class R
Shares sold	281,639	435,761	$ 5,561,894	$ 8,137,230
Reinvestment of distributions	66,280	84,048	1,254,938	1,644,822
Shares redeemed	(784,514)	(988,816)	(15,546,890)	(17,709,460)
Net increase (decrease)	(436,595)	(469,007)	$ (8,730,058)	$ (7,927,408)
Service Class R
Shares sold	192,163	215,668	$ 3,798,857	$ 3,976,622
Reinvestment of distributions	32,541	41,731	614,211	814,162
Shares redeemed	(428,216)	(480,725)	(8,429,221)	(8,684,273)
Net increase (decrease)	(203,512)	(223,326)	$ (4,016,153)	$ (3,893,489)
Service Class 2R
Shares sold	636,022	635,014	$ 12,380,236	$ 11,565,664
Reinvestment of distributions	56,434	66,051	1,051,638	1,272,138
Shares redeemed	(515,505)	(515,803)	(10,031,982)	(9,082,206)
Net increase (decrease)	176,951	185,262	$ 3,399,892	$ 3,755,596
Investor Class R
Shares sold	2,228,032	4,240,579	$ 44,085,892	$ 79,414,168
Reinvestment of distributions	205,297	219,372	3,884,724	4,290,909
Shares redeemed	(1,720,598)	(1,102,402)	(33,747,398)	(19,510,986)
Net increase (decrease)	712,731	3,357,549	$ 14,223,218	$ 64,194,091

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 22% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2015

Annual Report

Trustees and Officers

The Trustees Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C.Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Initial Class R, Service Class R, Service Class 2R and Investor Class R designates 1% and 4% of the dividends distributed in February 2014 and December 2014, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	2/14/14	$0.005	$0.0000
Initial Class R	12/26/14	$0.292	$0.0203
Service Class R	2/14/14	$0.005	$0.0000
Service Class R	12/26/14	$0.271	$0.0203
Service Class 2R	2/14/14	$0.005	$0.0000
Service Class 2R	12/26/14	$0.245	$0.0203
Investor Class R	2/14/14	$0.005	$0.0000
Investor Class R	12/26/14	$0.277	$0.0203

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Overseas Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Overseas Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class R, Service Class and Service Class R ranked below its competitive median for 2013 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Service Class 2 and Service Class 2 R was above the competitive median primarily because of higher 12b-1 fees for the class as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Limited

Fidelity Management & Research (Hong Kong) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRSR-ANN-0215
1.781996.112

Fidelity® Variable Insurance Products:

High Income Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

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A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

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Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP High Income Portfolio - Initial Class	1.16%	7.71%	6.28%
VIP High Income Portfolio - Service Class	1.07%	7.64%	6.18%
VIP High Income Portfolio - Service Class 2	0.90%	7.46%	6.01%
VIP High Income Portfolio - Investor Class A	1.12%	7.71%	6.23%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class, the original class of the fund. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio: For the year, the fund's share classes underperformed the 2.51% advance of The BofA Merrill LynchSM US High Yield Constrained Index. (For specific portfolio results, please refer to the performance section of this report.) The fund lagged the index because its duration - a measure of sensitivity to changes in interest rates - was shorter than that of the benchmark. I expected early on that interest rates would rise this period, but they fell partly due to new global growth threats. The fund also was held back by security selection in technology and energy, although an underweighting in the latter group was a positive. Top individual detractors included oil-field services company Forbes Energy Services and energy company Vantage Drilling - listed in the fund's holdings as Offshore Group Investment. Overall, I looked to structure the fund to benefit from an improving U.S. economy, while underweighting such commodity-oriented sectors as energy and metals & mining. I also underweighted banks & thrifts, overweighted air transportation and liked airline leasing companies. I increased the fund's stake in telecommunications and in out-of-benchmark floating-rate bank loans, the latter of which hurt relative performance. The top relative contributor was an underweighting in poor-performing casino gaming company and index component Harrah's Las Vegas.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.67%
Actual		$ 1,000.00	$ 963.40	$ 3.32
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class	.77%
Actual		$ 1,000.00	$ 964.00	$ 3.81
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2.92%
Actual		$ 1,000.00	$ 962.90	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Initial Class R	.67%
Actual		$ 1,000.00	$ 965.00	$ 3.32
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class R	.77%
Actual		$ 1,000.00	$ 964.60	$ 3.81
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2R	.94%
Actual		$ 1,000.00	$ 964.60	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Investor Class	.71%
Actual		$ 1,000.00	$ 964.50	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2014
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Clear Channel Communications, Inc.	2.4	2.0
APX Group, Inc.	2.0	1.6
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.7	1.7
Digicel Group Ltd.	1.7	1.2
Tenet Healthcare Corp.	1.4	1.5
	9.2
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.7	11.7
Telecommunications	8.1	9.2
Services	7.1	5.4
Technology	5.7	7.4
Diversified Financial Services	5.4	7.7
Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
BBB 0.3%	BBB 1.0%
BB 31.0%	BB 34.1%
B 42.9%	B 43.0%
CCC,CC,C 18.9%	CCC,CC,C 17.0%
Not Rated 0.7%	Not Rated 1.4%
Equities 0.6%	Equities 0.4%
Short-Term Investments and Net Other Assets 5.6%	Short-Term Investments and Net Other Assets 3.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of December 31, 2014 *		As of June 30, 2014 **
	Nonconvertible Bonds 82.3%		Nonconvertible Bonds 84.3%
	Convertible Bonds, Preferred Stocks 0.6%		Convertible Bonds, Preferred Stocks 0.4%
	Bank Loan Obligations 9.5%		Bank Loan Obligations 11.0%
	Other Investments 2.0%		Other Investments 1.2%
	Common Stocks 0.0%†		Common Stocks 0.0%†
	Short-Term Investments and Net Other Assets (Liabilities) 5.6%		Short-Term Investments and Net Other Assets (Liabilities) 3.1%
* Foreign investments	28.3%	** Foreign investments	22.0%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 82.3%
	Principal Amount	Value
Aerospace - 1.0%
TransDigm, Inc.:
5.5% 10/15/20	$ 7,785,000	$ 7,609,838
6% 7/15/22	1,545,000	1,541,138
Triumph Group, Inc.:
4.875% 4/1/21	2,210,000	2,182,375
5.25% 6/1/22	655,000	653,363
		11,986,714
Air Transportation - 4.2%
Air Canada:
6.625% 5/15/18 (b)	4,995,000	5,101,893
7.75% 4/15/21 (b)	4,185,000	4,357,631
Allegiant Travel Co. 5.5% 7/15/19	1,875,000	1,907,813
American Airlines Group, Inc. 5.5% 10/1/19 (b)	4,695,000	4,777,163
American Airlines, Inc. pass-thru certificates equipment trust certificate 5.625% 1/15/21 (b)	466,416	475,744
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	2,522,331	2,825,010
5.5% 4/29/22	2,731,534	2,827,138
6.125% 4/29/18	520,000	552,500
9.25% 5/10/17	528,941	577,868
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 7/2/17 (b)	1,985,000	2,064,400
6.75% 5/23/17	1,985,000	2,064,400
8.021% 8/10/22	1,392,465	1,608,297
U.S. Airways pass-thru certificates:
Series 2012-2C, 5.45% 6/3/18	3,565,000	3,600,650
Series 2013-1 Class B, 5.375% 5/15/23	702,299	714,589
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	2,261,057	2,470,204
9.75% 1/15/17	1,319,403	1,464,537
12% 1/15/16 (b)	250,904	271,603
United Continental Holdings, Inc.:
6% 7/15/26	7,700,000	7,411,250
6% 7/15/28	3,050,000	2,912,750
6.375% 6/1/18	300,000	317,250
XPO Logistics, Inc. 7.875% 9/1/19 (b)	4,660,000	4,869,700
		53,172,390
Automotive & Auto Parts - 1.1%
American Axle & Manufacturing, Inc. 5.125% 2/15/19	575,000	586,500
Dana Holding Corp.:
5.5% 12/15/24	3,135,000	3,166,350
6% 9/15/23	1,085,000	1,133,825

	Principal Amount	Value
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (b)(d)	$ 910,000	$ 937,300
6.75% 11/15/22 pay-in-kind (b)(d)	1,210,000	1,264,450
6.875% 8/15/18 pay-in-kind (b)(d)	4,625,000	4,821,563
Tenneco, Inc. 5.375% 12/15/24	1,315,000	1,344,719
		13,254,707
Banks & Thrifts - 0.8%
Ocwen Financial Corp. 6.625% 5/15/19 (b)	6,755,000	6,180,825
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	3,865,000	3,931,443
6% 12/19/23	385,000	416,723
		10,528,991
Broadcasting - 1.8%
Clear Channel Communications, Inc.:
5.5% 12/15/16	14,830,000	14,236,800
9% 12/15/19	2,255,000	2,221,175
10% 1/15/18	5,510,000	4,724,825
Gray Television, Inc. 7.5% 10/1/20	1,345,000	1,385,350
		22,568,150
Building Materials - 1.6%
Building Materials Corp. of America 5.375% 11/15/24 (b)	3,265,000	3,256,838
Building Materials Holding Corp. 9% 9/15/18 (b)	4,410,000	4,630,500
CEMEX Finance LLC 6% 4/1/24 (b)	2,170,000	2,115,750
CEMEX S.A.B. de CV 6.5% 12/10/19 (b)	1,365,000	1,398,443
HD Supply, Inc.:
5.25% 12/15/21 (b)	2,285,000	2,324,988
7.5% 7/15/20	4,695,000	4,918,013
Headwaters, Inc. 7.625% 4/1/19	1,820,000	1,897,350
		20,541,882
Cable/Satellite TV - 2.5%
Altice SA 7.75% 5/15/22 (b)	9,520,000	9,537,850
Cogeco Cable, Inc. 4.875% 5/1/20 (b)	710,000	710,000
Numericable Group SA:
4.875% 5/15/19 (b)	2,630,000	2,606,988
6% 5/15/22 (b)	4,540,000	4,564,970
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (b)	3,015,000	3,105,450
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5% 1/15/25 (b)	2,440,000	2,443,172
Nonconvertible Bonds - continued
	Principal Amount	Value
Cable/Satellite TV - continued
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (b)(d)	$ 375,000	$ 376,875
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (b)	7,920,000	8,434,800
		31,780,105
Capital Goods - 0.3%
J.B. Poindexter & Co., Inc. 9% 4/1/22 (b)	3,830,000	4,136,400
Chemicals - 2.4%
Eco Services Operations LLC/Eco Finance Corp. 8.5% 11/1/22 (b)	2,960,000	3,004,400
LSB Industries, Inc. 7.75% 8/1/19	1,785,000	1,856,400
NOVA Chemicals Corp. 5% 5/1/25 (b)	3,800,000	3,771,500
Nufarm Australia Ltd. 6.375% 10/15/19 (b)	3,140,000	3,163,550
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19	13,483,000	13,668,391
Tronox Finance LLC 6.375% 8/15/20	4,935,000	4,947,338
		30,411,579
Consumer Products - 0.1%
Prestige Brands, Inc. 5.375% 12/15/21 (b)	1,890,000	1,856,925
Containers - 1.7%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (b)(d)	6,336,131	6,216,801
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.2406% 12/15/19 (b)(d)	3,830,000	3,695,950
6% 6/30/21 (b)	655,000	625,525
6.25% 1/31/19 (b)	910,000	889,525
6.75% 1/31/21 (b)	1,055,000	1,049,725
7% 11/15/20 (b)	874,412	883,156
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (b)	2,525,000	2,461,875
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (b)	2,120,000	2,141,200
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	2,990,000	3,064,750
		21,028,507
Diversified Financial Services - 5.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.5% 5/15/21 (b)	3,105,000	3,143,813
5% 10/1/21 (b)	2,085,000	2,157,975

	Principal Amount	Value
Aircastle Ltd. 5.125% 3/15/21	$ 2,800,000	$ 2,800,000
FLY Leasing Ltd.:
6.375% 10/15/21	2,490,000	2,452,650
6.75% 12/15/20	5,300,000	5,353,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	2,970,000	2,962,575
5.875% 2/1/22	9,400,000	9,441,125
6% 8/1/20	8,415,000	8,669,133
ILFC E-Capital Trust II 6.25% 12/21/65 (b)(d)	6,600,000	6,336,000
International Lease Finance Corp. 5.875% 8/15/22	1,760,000	1,909,600
Navient Corp.:
5% 10/26/20	965,000	946,906
5.875% 10/25/24	2,110,000	2,009,775
SLM Corp.:
4.875% 6/17/19	2,275,000	2,281,598
5.5% 1/15/19	7,695,000	7,892,377
5.5% 1/25/23	4,900,000	4,691,750
8% 3/25/20	1,565,000	1,733,238
		64,781,515
Diversified Media - 0.8%
MDC Partners, Inc. 6.75% 4/1/20 (b)	4,630,000	4,768,900
Nielsen Finance LLC/Nielsen Finance Co. 4.5% 10/1/20	3,140,000	3,155,700
The Nielsen Co. S.a.r.l. (Luxembourg) 5.5% 10/1/21 (b)	1,840,000	1,876,800
		9,801,400
Energy - 11.2%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	4,265,000	4,328,975
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.7324% 8/1/19 (b)(d)	4,850,000	3,564,750
7.125% 11/1/20 (b)	915,000	672,525
7.375% 11/1/21 (b)	1,710,000	1,256,850
Antero Resources Corp. 5.125% 12/1/22 (b)	3,845,000	3,623,913
Approach Resources, Inc. 7% 6/15/21	870,000	643,800
Basic Energy Services, Inc. 7.75% 2/15/19	615,000	473,550
California Resources Corp.:
5% 1/15/20 (b)	2,715,000	2,355,263
5.5% 9/15/21 (b)	2,020,000	1,727,100
6% 11/15/24 (b)	4,295,000	3,629,275
Consolidated Energy Finance SA 6.75% 10/15/19 (b)	6,005,000	5,869,888
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22	$ 1,175,000	$ 1,122,125
7.75% 4/1/19	2,315,000	2,372,875
Denbury Resources, Inc. 6.375% 8/15/21	2,550,000	2,422,500
Dynegy Finance I, Inc./Dynegy Finance II, Inc.:
6.75% 11/1/19 (b)	1,210,000	1,231,175
7.375% 11/1/22 (b)	3,055,000	3,108,463
7.625% 11/1/24 (b)	8,945,000	9,123,900
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (b)	10,435,000	9,234,975
Energy Partners Ltd. 8.25% 2/15/18	4,350,000	3,306,000
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22	3,760,000	3,515,600
Everest Acquisition LLC/Everest Acquisition Finance, Inc.:
6.875% 5/1/19	1,060,000	1,075,900
9.375% 5/1/20	4,010,000	4,050,100
Exterran Holdings, Inc. 7.25% 12/1/18	4,280,000	4,194,400
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21	6,300,000	5,481,000
6% 10/1/22 (b)	1,770,000	1,504,500
Forbes Energy Services Ltd. 9% 6/15/19	10,270,000	6,162,000
Gibson Energy, Inc. 6.75% 7/15/21 (b)	3,635,000	3,625,913
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (b)	1,675,000	1,474,000
Hornbeck Offshore Services, Inc.:
5% 3/1/21	1,880,000	1,541,600
5.875% 4/1/20	1,240,000	1,097,400
Jupiter Resources, Inc. 8.5% 10/1/22 (b)	2,260,000	1,700,650
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	6,070,000	6,130,700
Offshore Group Investment Ltd.:
7.125% 4/1/23	1,890,000	1,341,900
7.5% 11/1/19	9,295,000	6,924,775
Parsley Energy LLC/Parsley 7.5% 2/15/22 (b)	5,550,000	5,258,625
Rice Energy, Inc. 6.25% 5/1/22 (b)	9,775,000	9,090,750
Rosetta Resources, Inc.:
5.625% 5/1/21	3,715,000	3,399,597
5.875% 6/1/24	3,100,000	2,759,000
RSP Permian, Inc. 6.625% 10/1/22 (b)	605,000	562,650

	Principal Amount	Value
Samson Investment Co. 9.75% 2/15/20 (d)	$ 2,580,000	$ 1,069,088
SemGroup Corp. 7.5% 6/15/21	2,775,000	2,775,000
Teine Energy Ltd. 6.875% 9/30/22 (b)	4,605,000	3,545,850
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19 (b)	785,000	779,113
6.125% 10/15/21	855,000	852,863
6.25% 10/15/22 (b)	840,000	837,900
		140,818,776
Environmental - 0.9%
ADS Waste Holdings, Inc. 8.25% 10/1/20	2,875,000	2,875,000
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)	6,380,000	6,411,900
Tervita Corp. 9.75% 11/1/19 (b)	3,190,000	1,818,300
		11,105,200
Food & Drug Retail - 1.3%
JBS Investments GmbH:
7.25% 4/3/24 (b)	1,815,000	1,796,850
7.75% 10/28/20 (b)	3,740,000	3,814,800
Minerva Luxmbourg SA 7.75% 1/31/23 (b)	4,115,000	4,032,700
SUPERVALU, Inc.:
6.75% 6/1/21	5,410,000	5,315,325
7.75% 11/15/22	1,405,000	1,376,900
		16,336,575
Food/Beverage/Tobacco - 3.1%
DS Services of America, Inc. 10% 9/1/21 (b)	1,245,000	1,437,975
ESAL GmbH 6.25% 2/5/23 (b)	16,470,000	15,605,325
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (b)	4,705,000	4,916,725
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.875% 7/15/24 (b)	2,765,000	2,716,613
7.25% 6/1/21 (b)	2,930,000	3,017,900
8.25% 2/1/20 (b)	3,830,000	4,031,075
Post Holdings, Inc. 6% 12/15/22 (b)	3,385,000	3,173,438
Vector Group Ltd. 7.75% 2/15/21	3,490,000	3,673,225
		38,572,276
Gaming - 2.9%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (b)	2,845,000	2,503,600
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (b)	9,965,000	9,541,488
Nonconvertible Bonds - continued
	Principal Amount	Value
Gaming - continued
MCE Finance Ltd. 5% 2/15/21 (b)	$ 3,330,000	$ 3,113,550
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc.:
8% 10/1/20 (b)	3,150,000	3,087,000
11% 10/1/21 (b)	3,140,000	2,857,400
Scientific Games Corp.:
6.625% 5/15/21 (b)	9,160,000	6,389,100
7% 1/1/22 (b)	1,570,000	1,589,625
10% 12/1/22 (b)	4,020,000	3,683,325
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21 (b)	1,490,000	1,475,100
Wynn Macau Ltd. 5.25% 10/15/21 (b)	1,970,000	1,851,800
		36,091,988
Healthcare - 2.7%
Community Health Systems, Inc.:
5.125% 8/1/21	1,125,000	1,167,188
6.875% 2/1/22	5,405,000	5,725,922
Kindred Escrow Corp. II:
8% 1/15/20 (b)	1,825,000	1,939,063
8.75% 1/15/23 (b)	1,825,000	1,964,156
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	5,415,000	5,631,600
Tenet Healthcare Corp.:
5% 3/1/19 (b)	2,265,000	2,267,831
8.125% 4/1/22	13,760,000	15,376,800
		34,072,560
Homebuilders/Real Estate - 1.6%
CBRE Group, Inc. 5% 3/15/23	4,932,000	5,040,011
D.R. Horton, Inc. 4.375% 9/15/22	1,675,000	1,641,500
Howard Hughes Corp. 6.875% 10/1/21 (b)	2,870,000	2,970,450
Standard Pacific Corp. 5.875% 11/15/24	2,680,000	2,680,000
Toll Brothers Finance Corp. 4.375% 4/15/23	2,245,000	2,200,100
Weyerhaeuser Real Estate Co.:
4.375% 6/15/19 (b)	990,000	976,388
5.875% 6/15/24 (b)	725,000	725,000
William Lyon Homes, Inc. 5.75% 4/15/19	640,000	638,400
WLH PNW Finance Corp. 7% 8/15/22 (b)	3,018,000	3,033,090
		19,904,939
Hotels - 0.3%
Playa Resorts Holding BV 8% 8/15/20 (b)	3,665,000	3,655,838
Leisure - 1.3%
24 Hour Holdings III LLC 8% 6/1/22 (b)	6,110,000	4,888,000

	Principal Amount	Value
NCL Corp. Ltd.:
5% 2/15/18	$ 5,690,000	$ 5,690,000
5.25% 11/15/19 (b)	3,150,000	3,173,625
Royal Caribbean Cruises Ltd.:
5.25% 11/15/22	2,375,000	2,493,750
7.5% 10/15/27	595,000	669,375
		16,914,750
Metals/Mining - 4.1%
CONSOL Energy, Inc. 5.875% 4/15/22 (b)	5,200,000	4,836,000
FMG Resources (August 2006) Pty Ltd.:
6.875% 4/1/22 (b)	3,625,000	3,017,813
8.25% 11/1/19 (b)	2,645,000	2,406,950
Imperial Metals Corp. 7% 3/15/19 (b)	2,745,000	2,532,263
Lundin Mining Corp.:
7.5% 11/1/20 (b)	3,400,000	3,366,000
7.875% 11/1/22 (b)	3,430,000	3,430,000
Murray Energy Corp.:
8.625% 6/15/21 (b)	4,085,000	3,901,175
9.5% 12/5/20 (b)	7,905,000	7,905,000
New Gold, Inc. 6.25% 11/15/22 (b)	7,295,000	7,149,100
Peabody Energy Corp.:
6.25% 11/15/21	6,465,000	5,527,575
7.875% 11/1/26	1,268,000	1,077,800
Rain CII Carbon LLC/CII Carbon Corp. 8.25% 1/15/21 (b)	2,925,000	2,990,813
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (b)	2,845,000	2,773,875
		50,914,364
Paper - 0.9%
Mercer International, Inc. 7% 12/1/19 (b)	990,000	999,900
Sappi Papier Holding GmbH 6.625% 4/15/21 (b)	9,687,000	9,929,175
		10,929,075
Publishing/Printing - 1.5%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21	6,375,000	7,044,375
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(d)	8,090,000	7,887,750
R.R. Donnelley & Sons Co.:
6.5% 11/15/23	2,220,000	2,275,500
7% 2/15/22	1,100,000	1,179,750
		18,387,375
Nonconvertible Bonds - continued
	Principal Amount	Value
Services - 5.8%
Abengoa Greenfield SA 6.5% 10/1/19 (b)	$ 3,630,000	$ 3,103,650
ADT Corp.:
4.125% 4/15/19	3,790,000	3,752,100
5.25% 3/15/20	2,090,000	2,116,125
Anna Merger Sub, Inc. 7.75% 10/1/22 (b)	2,105,000	2,131,313
APX Group, Inc.:
6.375% 12/1/19	14,920,000	14,285,900
8.75% 12/1/20	9,955,000	8,405,753
8.75% 12/1/20 (b)	2,375,000	2,005,391
Audatex North America, Inc. 6% 6/15/21 (b)	5,355,000	5,515,650
Bankrate, Inc. 6.125% 8/15/18 (b)	2,580,000	2,399,400
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (b)	2,370,000	2,429,250
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (b)	4,640,000	4,176,000
CBRE Group, Inc. 5.25% 3/15/25	1,395,000	1,422,900
Garda World Security Corp.:
7.25% 11/15/21 (b)	2,200,000	2,178,000
7.25% 11/15/21 (b)	3,715,000	3,677,850
IHS, Inc. 5% 11/1/22 (b)	3,020,000	2,989,800
The GEO Group, Inc. 5.875% 1/15/22	7,310,000	7,492,750
TransUnion Holding Co., Inc. 8.125% 6/15/18 pay-in-kind (d)	4,340,000	4,448,500
		72,530,332
Steel - 1.4%
JMC Steel Group, Inc. 8.25% 3/15/18 (b)	9,685,000	9,200,750
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17	1,635,000	1,679,963
11.25% 10/15/18	3,661,000	3,898,965
Steel Dynamics, Inc. 5.125% 10/1/21 (b)	2,565,000	2,613,094
		17,392,772
Super Retail - 0.9%
JC Penney Corp., Inc.:
5.65% 6/1/20	8,344,000	6,466,600
5.75% 2/15/18	1,200,000	1,044,000
7.4% 4/1/37	4,040,000	2,787,600
8.125% 10/1/19	1,885,000	1,658,800
		11,957,000
Technology - 4.8%
ADT Corp.:
4.125% 6/15/23	1,305,000	1,181,025
6.25% 10/15/21	3,545,000	3,642,488
Advanced Micro Devices, Inc.:
6.75% 3/1/19	3,385,000	3,181,900
7% 7/1/24	1,720,000	1,457,700

	Principal Amount	Value
BMC Software Finance, Inc. 8.125% 7/15/21 (b)	$ 6,115,000	$ 5,748,100
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (b)(d)	2,505,000	2,129,250
Brocade Communications Systems, Inc. 4.625% 1/15/23	3,400,000	3,264,000
Compiler Finance Sub, Inc. 7% 5/1/21 (b)	1,175,000	1,010,500
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% 5/1/21 pay-in-kind (b)(d)	735,000	720,300
Lucent Technologies, Inc.:
6.45% 3/15/29	9,505,000	9,077,275
6.5% 1/15/28	3,265,000	3,142,563
Micron Technology, Inc. 5.875% 2/15/22 (b)	555,000	582,750
Nuance Communications, Inc. 5.375% 8/15/20 (b)	10,783,000	10,809,958
Sungard Availability Services Capital, Inc. 8.75% 4/1/22 (b)	4,745,000	2,799,550
Viasystems, Inc. 7.875% 5/1/19 (b)	4,410,000	4,652,550
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	3,310,000	3,446,538
13.375% 10/15/19	2,705,000	2,847,013
		59,693,460
Telecommunications - 8.1%
Alcatel-Lucent U.S.A., Inc.:
6.75% 11/15/20 (b)	11,270,000	11,895,485
8.875% 1/1/20 (b)	3,325,000	3,615,938
Altice Financing SA:
6.5% 1/15/22 (b)	685,000	669,588
7.875% 12/15/19 (b)	2,655,000	2,718,444
Altice Finco SA 9.875% 12/15/20 (b)	5,890,000	6,296,009
Columbus International, Inc. 7.375% 3/30/21 (b)	8,555,000	9,004,138
Digicel Group Ltd.:
6% 4/15/21 (b)	5,265,000	4,922,775
7% 2/15/20 (b)	295,000	291,755
7.125% 4/1/22 (b)	3,355,000	3,120,150
8.25% 9/1/17 (b)	5,395,000	5,462,438
8.25% 9/30/20 (b)	7,465,000	7,241,050
DigitalGlobe, Inc. 5.25% 2/1/21 (b)	8,905,000	8,459,750
FairPoint Communications, Inc. 8.75% 8/15/19 (b)	4,580,000	4,602,900
Level 3 Escrow II, Inc. 5.375% 8/15/22 (b)	4,845,000	4,869,225
MasTec, Inc. 4.875% 3/15/23	2,875,000	2,702,500
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
Sprint Capital Corp.:
6.875% 11/15/28	$ 2,740,000	$ 2,411,200
8.75% 3/15/32	5,520,000	5,340,600
Sprint Communications, Inc. 9% 11/15/18 (b)	3,490,000	3,969,526
T-Mobile U.S.A., Inc.:
6% 3/1/23	2,540,000	2,546,350
6.375% 3/1/25	4,780,000	4,856,480
6.464% 4/28/19	2,610,000	2,714,400
Wind Acquisition Finance SA 7.375% 4/23/21 (b)	4,080,000	3,850,704
		101,561,405
Transportation Ex Air/Rail - 1.6%
Aguila 3 SA 7.875% 1/31/18 (b)	4,595,000	4,445,663
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)	5,600,000	5,460,000
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (b)	7,410,000	6,780,150
8.125% 2/15/19	1,465,000	1,289,200
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)	1,575,000	1,559,250
		19,534,263
Utilities - 4.4%
Atlantic Power Corp. 9% 11/15/18	8,740,000	8,652,600
Calpine Corp.:
5.375% 1/15/23	3,160,000	3,191,600
5.75% 1/15/25	1,580,000	1,599,750
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	3,085,000	3,146,700
NRG Energy, Inc.:
6.25% 7/15/22	3,810,000	3,895,725
6.25% 5/1/24 (b)	4,745,000	4,828,038
NSG Holdings II, LLC 7.75% 12/15/25 (b)	13,004,289	13,849,568
RJS Power Holdings LLC 5.125% 7/15/19 (b)	4,120,000	4,068,500
The AES Corp.:
4.875% 5/15/23	1,475,000	1,463,938
7.375% 7/1/21	9,660,000	10,915,800
		55,612,219
TOTAL NONCONVERTIBLE BONDS (Cost $1,069,343,430)		1,031,834,432
Commercial Mortgage Securities - 0.0%
	Principal Amount	Value
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.125% 4/25/21 (d) (Cost $0)	$ 4,941	$ 4,565
Common Stocks - 0.0%
	Shares
Telecommunications - 0.0%
CUI Acquisition Corp. (Cost $1,273,881)	1	136,007
Nonconvertible Preferred Stocks - 0.6%

Banks & Thrifts - 0.6%
Royal Bank of Scotland Group PLC Series S, 6.60% (Cost $7,352,056)	300,677	7,471,823
Bank Loan Obligations - 9.5%
	Principal Amount
Aerospace - 0.1%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (d)	$ 1,761,150	1,717,121
Broadcasting - 0.7%
Clear Channel Communications, Inc. Tranche D, term loan 6.9193% 1/30/19 (d)	9,165,000	8,649,469
Building Materials - 0.4%
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (d)	4,249,400	4,100,671
Tranche 2LN, term loan 7.75% 4/1/22 (d)	625,000	618,750
		4,719,421
Cable/Satellite TV - 0.2%
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (d)	1,340,385	1,340,385
Tranche B 2LN, term loan 4.5% 5/8/20 (d)	1,159,615	1,159,615
		2,500,000
Capital Goods - 0.4%
Husky Injection Molding Systems Ltd.:
Tranche 1LN, term loan 4.25% 6/30/21 (d)	4,109,316	3,980,899
Tranche 2LN, term loan 7.25% 6/30/22 (d)	1,585,000	1,519,619
		5,500,518
Bank Loan Obligations - continued
	Principal Amount	Value
Containers - 0.7%
Berlin Packaging, LLC:
Tranche 2LN, term loan 7.75% 10/1/22 (d)	$ 805,000	$ 792,925
Tranche B 1LN, term loan 4.5% 10/1/21 (d)	2,488,763	2,476,319
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (d)	5,316,667	5,104,000
		8,373,244
Diversified Financial Services - 0.2%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 11/15/22 (d)	1,575,000	1,567,125
Tranche B 1LN, term loan 4.75% 11/15/21 (d)	400,000	398,000
		1,965,125
Energy - 1.5%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (d)	2,980,000	2,592,600
Energy Transfer Equity LP Tranche B, term loan 3.25% 12/2/19 (d)	3,645,000	3,504,412
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (d)	5,774,951	4,194,058
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (d)	5,650,000	5,614,688
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (d)	4,154,055	3,198,622
		19,104,380
Food & Drug Retail - 0.1%
SUPERVALU, Inc. Tranche B, term loan 4.5% 3/21/19 (d)	892,260	882,222
Gaming - 0.7%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (d)	3,665,000	3,582,538
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (d)	597,000	543,270
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (d)	815,366	807,212
Scientific Games Corp. Tranch B 2LN, term loan 6% 10/21/21 (d)	3,725,000	3,659,813
		8,592,833
Healthcare - 0.4%
Endo Luxembourg Finance I Comp Tranche B, term loan 3.25% 2/28/21 (d)	3,131,988	3,045,858
Pharmedium Healthcare Corp. Tranche 2LN, term loan 7.75% 1/28/22 (d)	1,885,000	1,866,150
		4,912,008

	Principal Amount	Value
Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (d)	$ 323,375	$ 310,440
Metals/Mining - 0.6%
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (d)	2,404,563	2,170,118
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (d)	5,386,813	4,848,131
		7,018,249
Restaurants - 0.6%
Dunkin Brands, Inc. Tranche B 4LN, term loan 3.25% 2/7/21 (d)	7,318,367	7,117,112
TGI Friday's, Inc.:
Tranche B 1LN, term loan 5.25% 7/15/20 (d)	158,106	157,316
Tranche B 2LN, term loan 9.25% 7/15/21 (d)	660,000	650,100
		7,924,528
Services - 1.3%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (d)	4,474,800	4,318,182
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (d)	4,309,200	3,404,268
Garda World Security Corp.:
term loan 4% 11/8/20 (d)	2,506,900	2,437,960
Tranche DD, term loan 4% 11/8/20 (d)	641,300	623,664
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (d)	3,607,134	3,426,777
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (d)	1,617,775	1,561,153
		15,772,004
Steel - 0.2%
Atkore International, Inc.:
Tranche 2LN, term loan 7.75% 10/9/21 (d)	1,020,000	999,600
Tranche B 1LN, term loan 4.5% 4/9/21 (d)	1,825,825	1,798,438
		2,798,038
Super Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (d)	174,563	168,016
6% 5/22/18 (d)	3,076,574	2,999,660
		3,167,676
Technology - 0.9%
DealerTrack Holdings, Inc. Tranche B LN, term loan 3.25% 2/28/21 (d)	3,620,513	3,557,154
Dell International LLC Tranche B, term loan 4.5% 4/29/20 (d)	1,285,582	1,282,368
Bank Loan Obligations - continued
	Principal Amount	Value
Technology - continued
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (d)	$ 834,926	$ 805,704
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (d)	1,915,000	1,953,300
Sungard Availability Services Capital, Inc. Tranche B, term loan 6% 3/31/19 (d)	4,644,900	4,041,063
		11,639,589
Transportation Ex Air/Rail - 0.1%
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (d)	1,222,650	1,216,537
Utilities - 0.2%
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (d)	2,044,306	2,013,641
TOTAL BANK LOAN OBLIGATIONS (Cost $125,724,175)		118,777,043
Preferred Securities - 2.0%

Banks & Thrifts - 2.0%
Barclays Bank PLC 7.625% 11/21/22	15,315,000	16,878,042
Barclays PLC 8.25% (c)(d)	1,660,000	1,707,833
Credit Agricole SA 6.625% (b)(c)(d)	4,070,000	3,951,588
Deutsche Bank AG 7.5% (c)(d)	3,200,000	3,098,959
TOTAL PREFERRED SECURITIES (Cost $24,719,396)		25,636,422
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (a) (Cost $48,922,693)	48,922,693	$ 48,922,693
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $1,277,355,631)		1,232,782,985
NET OTHER ASSETS (LIABILITIES) - 1.7%		21,634,888
NET ASSETS - 100%		$ 1,254,417,873
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $580,977,526 or 46.3% of net assets.

(c) Security is perpetual in nature with no stated maturity date.
(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,362
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$ 7,471,823	$ 7,471,823	$ -	$ -
Telecommunication Services	136,007	-	-	136,007
Corporate Bonds	1,031,834,432	-	1,031,834,432	-
Commercial Mortgage Securities	4,565	-	4,565	-
Bank Loan Obligations	118,777,043	-	118,777,043	-
Preferred Securities	25,636,422	-	25,636,422	-
Money Market Funds	48,922,693	48,922,693	-	-
Total Investments in Securities:	$ 1,232,782,985	$ 56,394,516	$ 1,176,252,462	$ 136,007
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	71.7%
Canada	5.7%
Luxembourg	5.2%
Bermuda	3.2%
Austria	2.6%
United Kingdom	2.3%
Marshall Islands	1.5%
Netherlands	1.4%
Australia	1.2%
Cayman Islands	1.2%
Ireland	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,228,412,938)	$ 1,183,860,292
Fidelity Central Funds (cost $48,922,693)	48,922,693
Total Investments (cost $1,277,335,631)		$ 1,232,782,985
Receivable for investments sold		5,694,518
Receivable for fund shares sold		351,337
Interest receivable		19,668,517
Distributions receivable from Fidelity Central Funds		3,051
Prepaid expenses		3,197
Other receivables		3,007
Total assets		1,258,506,612

Liabilities
Payable for fund shares redeemed	$ 3,234,785
Accrued management fee	594,529
Distribution and service plan fees payable	50,910
Other affiliated payables	122,037
Other payables and accrued expenses	86,478
Total liabilities		4,088,739

Net Assets		$ 1,254,417,873
Net Assets consist of:
Paid in capital		$ 1,327,277,575
Undistributed net investment income		4,148,414
Accumulated undistributed net realized gain (loss) on investments		(32,455,470)
Net unrealized appreciation (depreciation) on investments		(44,552,646)
Net Assets		$ 1,254,417,873

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($493,390,158 ÷ 89,367,494 shares)	$ 5.52

Service Class: Net Asset Value, offering price and redemption price per share ($59,961,297 ÷ 10,929,770 shares)	$ 5.49

Service Class 2: Net Asset Value, offering price and redemption price per share ($190,873,410 ÷ 35,623,603 shares)	$ 5.36

Initial Class R: Net Asset Value, offering price and redemption price per share ($26,854,642 ÷ 4,885,958 shares)	$ 5.50

Service Class R: Net Asset Value, offering price and redemption price per share ($30,336,896 ÷ 5,559,162 shares)	$ 5.46

Service Class 2R: Net Asset Value, offering price and redemption price per share ($4,411,429 ÷ 822,075 shares)	$ 5.37

Investor Class: Net Asset Value, offering price and redemption price per share ($448,590,041 ÷ 81,576,924 shares)	$ 5.50

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 1,654,527
Interest		86,391,248
Income from Fidelity Central Funds		46,362
Total income		88,092,137

Expenses
Management fee	$ 8,258,638
Transfer agent fees	1,215,277
Distribution and service plan fees	720,006
Accounting fees and expenses	499,916
Custodian fees and expenses	29,596
Independent trustees' compensation	6,345
Audit	87,467
Legal	25,049
Interest	1,921
Miscellaneous	11,571
Total expenses before reductions	10,855,786
Expense reductions	(1,320)	10,854,466
Net investment income (loss)		77,237,671
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		26,641,946
Change in net unrealized appreciation (depreciation) on investment securities		(83,607,302)
Net gain (loss)		(56,965,356)
Net increase (decrease) in net assets resulting from operations		$ 20,272,315

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 77,237,671	$ 80,845,745
Net realized gain (loss)	26,641,946	46,584,559
Change in net unrealized appreciation (depreciation)	(83,607,302)	(41,731,572)
Net increase (decrease) in net assets resulting from operations	20,272,315	85,698,732
Distributions to shareholders from net investment income	(74,195,346)	(86,921,876)
Share transactions - net increase (decrease)	(220,277,326)	16,318,361
Redemption fees	238,344	28,583
Total increase (decrease) in net assets	(273,962,013)	15,123,800

Net Assets
Beginning of period	1,528,379,886	1,513,256,086
End of period (including undistributed net investment income of $4,148,414 and undistributed net investment income of $1,216,415, respectively)	$ 1,254,417,873	$ 1,528,379,886

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.80	$ 5.81	$ 5.39	$ 5.57	$ 5.29
Income from Investment Operations
Net investment income (loss) C	.317	.330	.361	.391	.439
Net realized and unrealized gain (loss)	(.251)	.014	.405	(.171)	.288
Total from investment operations	.066	.344	.766	.220	.727
Distributions from net investment income	(.347)	(.354)	(.346)	(.400)	(.448)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.52	$ 5.80	$ 5.81	$ 5.39	$ 5.57
Total ReturnA, B	1.16%	5.95%	14.23%	4.03%	13.82%
Ratios to Average Net Assets D, F
Expenses before reductions	.68%	.68%	.68%	.69%	.69%
Expenses net of fee waivers, if any	.68%	.68%	.68%	.69%	.69%
Expenses net of all reductions	.68%	.68%	.68%	.69%	.69%
Net investment income (loss)	5.31%	5.55%	6.22%	6.85%	7.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 493,390	$ 587,376	$ 606,506	$ 561,514	$ 594,688
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.77	$ 5.78	$ 5.36	$ 5.54	$ 5.26
Income from Investment Operations
Net investment income (loss) C	.309	.323	.353	.384	.431
Net realized and unrealized gain (loss)	(.248)	.015	.407	(.171)	.290
Total from investment operations	.061	.338	.760	.213	.721
Distributions from net investment income	(.342)	(.348)	(.340)	(.393)	(.442)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.49	$ 5.77	$ 5.78	$ 5.36	$ 5.54
Total ReturnA, B	1.07%	5.87%	14.20%	3.93%	13.79%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.78%	.78%	.79%	.79%
Expenses net of fee waivers, if any	.78%	.77%	.78%	.79%	.78%
Expenses net of all reductions	.78%	.77%	.78%	.79%	.78%
Net investment income (loss)	5.22%	5.46%	6.13%	6.75%	7.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,961	$ 68,982	$ 77,397	$ 91,573	$ 98,988
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.64	$ 5.66	$ 5.26	$ 5.45	$ 5.18
Income from Investment Operations
Net investment income (loss) C	.294	.307	.338	.368	.417
Net realized and unrealized gain (loss)	(.244)	.014	.396	(.170)	.287
Total from investment operations	.050	.321	.734	.198	.704
Distributions from net investment income	(.331)	(.341)	(.334)	(.388)	(.435)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.36	$ 5.64	$ 5.66	$ 5.26	$ 5.45
Total ReturnA, B	.90%	5.70%	13.97%	3.72%	13.67%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.93%	.93%	.94%	.94%
Expenses net of fee waivers, if any	.93%	.92%	.93%	.94%	.94%
Expenses net of all reductions	.93%	.92%	.93%	.94%	.94%
Net investment income (loss)	5.06%	5.31%	5.98%	6.60%	7.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 190,873	$ 280,444	$ 281,065	$ 220,333	$ 182,465
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.78	$ 5.79	$ 5.37	$ 5.55	$ 5.27
Income from Investment Operations
Net investment income (loss) C	.316	.330	.360	.391	.439
Net realized and unrealized gain (loss)	(.249)	.014	.407	(.171)	.288
Total from investment operations	.067	.344	.767	.220	.727
Distributions from net investment income	(.348)	(.354)	(.347)	(.400)	(.448)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.50	$ 5.78	$ 5.79	$ 5.37	$ 5.55
Total ReturnA, B	1.18%	5.97%	14.30%	4.05%	13.88%
Ratios to Average Net Assets D, F
Expenses before reductions	.68%	.68%	.68%	.68%	.69%
Expenses net of fee waivers, if any	.68%	.67%	.68%	.68%	.68%
Expenses net of all reductions	.68%	.67%	.68%	.68%	.68%
Net investment income (loss)	5.32%	5.56%	6.23%	6.85%	7.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,855	$ 29,558	$ 35,605	$ 31,627	$ 34,946
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.74	$ 5.75	$ 5.34	$ 5.52	$ 5.25
Income from Investment Operations
Net investment income (loss) C	.308	.321	.352	.383	.433
Net realized and unrealized gain (loss)	(.252)	.018	.400	(.167)	.280
Total from investment operations	.056	.339	.752	.216	.713
Distributions from net investment income	(.337)	(.349)	(.342)	(.396)	(.444)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.46	$ 5.74	$ 5.75	$ 5.34	$ 5.52
Total ReturnA, B	.99%	5.92%	14.10%	3.99%	13.66%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.78%	.78%	.78%	.79%
Expenses net of fee waivers, if any	.78%	.77%	.78%	.78%	.78%
Expenses net of all reductions	.78%	.77%	.78%	.78%	.78%
Net investment income (loss)	5.22%	5.46%	6.13%	6.75%	7.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,337	$ 58,042	$ 69,893	$ 63,557	$ 68,806
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.64	$ 5.65	$ 5.26	$ 5.45	$ 5.17
Income from Investment Operations
Net investment income (loss) C	.290	.307	.340	.369	.415
Net realized and unrealized gain (loss)	(.240)	.023	.390	(.175)	.293
Total from investment operations	.050	.330	.730	.194	.708
Distributions from net investment income	(.321)	(.340)	(.340)	(.384)	(.429)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.37	$ 5.64	$ 5.65	$ 5.26	$ 5.45
Total ReturnA, B	.90%	5.87%	13.90%	3.64%	13.79%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.93%	.93%	.93%	.94%
Expenses net of fee waivers, if any	.93%	.92%	.93%	.93%	.93%
Expenses net of all reductions	.93%	.92%	.93%	.93%	.93%
Net investment income (loss)	5.06%	5.31%	5.98%	6.60%	7.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,411	$ 4,348	$ 4,019	$ 1,350	$ 1,543
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.78	$ 5.79	$ 5.37	$ 5.56	$ 5.27
Income from Investment Operations
Net investment income (loss) C	.314	.327	.358	.388	.437
Net realized and unrealized gain (loss)	(.250)	.016	.407	(.180)	.298
Total from investment operations	.064	.343	.765	.208	.735
Distributions from net investment income	(.345)	(.353)	(.345)	(.398)	(.446)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.50	$ 5.78	$ 5.79	$ 5.37	$ 5.56
Total ReturnA, B	1.12%	5.95%	14.26%	3.82%	14.04%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.71%	.71%	.72%	.73%
Expenses net of fee waivers, if any	.71%	.71%	.71%	.72%	.72%
Expenses net of all reductions	.71%	.71%	.71%	.72%	.72%
Net investment income (loss)	5.28%	5.52%	6.20%	6.82%	7.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 448,590	$ 499,630	$ 438,772	$ 284,370	$ 244,738
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective after the close of business on or about April 30, 2015, shares of Initial Class R, Service Class R and Service Class 2R will be converted to shares of Initial Class, Service Class and Service Class 2, respectively. After the effective date, Initial Class R, Service Class R and Service Class 2R will be closed to new accounts. In addition, in November 2014 the Board of Trustees approved a change in the name of Investor Class R to Investor Class effective on or about April 30, 2015.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 17,278,202
Gross unrealized depreciation	(60,475,492)
Net unrealized appreciation (depreciation) on securities	$ (43,197,290)

Tax Cost	$ 1,275,980,275

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,782,190
Capital loss carryforward	$ (32,444,141)
Net unrealized appreciation (depreciation) on securities and other investments	$ (43,197,290)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (32,444,141)

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 74,195,346	$ 86,921,876

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,115,082,292 and $1,329,283,717, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 65,396
Service Class 2	587,344
Service Class R	47,924
Service Class 2 R	19,342
$ 720,006

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% ( .10% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 402,037
Service Class	46,408
Service Class 2	165,831
Initial Class R	19,668
Service Class R	32,961
Service Class 2R	5,307
Investor Class	543,065
$ 1,215,277

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 42,892,200.32%		$ 1,921

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,450 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,320.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 29,255,694	$ 33,473,820
Service Class	3,521,861	3,969,791
Service Class 2	11,242,067	16,115,842
Initial Class R	1,585,629	1,722,419
Service Class R	1,765,321	3,349,920
Service Class 2R	249,560	230,462
Investor Class	26,575,214	28,059,622
Total	$ 74,195,346	$ 86,921,876

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	9,094,930	14,039,906	$ 54,239,073	$ 83,416,151
Reinvestment of distributions	5,299,945	5,790,037	29,255,694	33,473,820
Shares redeemed	(26,215,974)	(23,058,485)	(156,663,331)	(136,983,639)
Net increase (decrease)	(11,821,099)	(3,228,542)	$ (73,168,564)	$ (20,093,668)
Service Class
Shares sold	385,847	929,486	$ 2,292,406	$ 5,521,007
Reinvestment of distributions	641,505	690,233	3,521,861	3,969,791
Shares redeemed	(2,050,763)	(3,064,824)	(12,143,098)	(18,085,383)
Net increase (decrease)	(1,023,411)	(1,445,105)	$ (6,328,831)	$ (8,594,585)
Service Class 2
Shares sold	16,938,078	20,103,362	$ 98,040,423	$ 116,574,992
Reinvestment of distributions	2,097,400	2,866,946	11,242,067	16,115,842
Shares redeemed	(33,119,167)	(22,951,503)	(191,595,066)	(132,172,105)
Net increase (decrease)	(14,083,689)	18,805	$ (82,312,576)	$ 518,729
Initial Class R
Shares sold	507,196	852,998	$ 2,996,303	$ 5,061,609
Reinvestment of distributions	288,296	298,955	1,585,629	1,722,419
Shares redeemed	(1,022,351)	(2,192,612)	(6,072,719)	(12,973,240)
Net increase (decrease)	(226,859)	(1,040,659)	$ (1,490,787)	$ (6,189,212)
Service Class R
Shares sold	952,139	5,190,571	$ 5,607,562	$ 30,731,567
Reinvestment of distributions	323,319	585,519	1,765,321	3,349,920
Shares redeemed	(5,832,878)	(7,823,949)	(34,383,906)	(46,022,233)
Net increase (decrease)	(4,557,420)	(2,047,859)	$ (27,011,023)	$ (11,940,746)
Service Class 2R
Shares sold	4,876,418	995,220	$ 28,466,468	$ 5,809,165
Reinvestment of distributions	46,473	40,999	249,560	230,462
Shares redeemed	(4,871,827)	(976,234)	(27,480,999)	(5,617,855)
Net increase (decrease)	51,064	59,985	$ 1,235,029	$ 421,772
Investor Class
Shares sold	19,054,752	25,574,430	$ 113,203,749	$ 151,658,997
Reinvestment of distributions	4,831,857	4,870,500	26,575,214	28,059,622
Shares redeemed	(28,708,283)	(19,845,132)	(170,979,537)	(117,522,548)
Net increase (decrease)	(4,821,674)	10,599,798	$ (31,200,574)	$ 62,196,071

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 43% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP High Income Portfolio

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

VIP High Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class, Service Class, and Service Class R ranked below its competitive median for 2013 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Service Class 2 and Service Class 2 R was above the competitive median primarily because of higher 12b-1 fees for the class as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHI-ANN-0215
1.540029.117

Fidelity® Variable Insurance Products:

High Income Portfolio - Class R

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP High Income Portfolio - Initial Class R	1.18%	7.74%	6.27%
VIP High Income Portfolio - Service Class R	0.99%	7.61%	6.17%
VIP High Income Portfolio - Service Class 2R	0.90%	7.49%	6.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class R on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio: For the year, the fund's share classes underperformed the 2.51% advance of The BofA Merrill LynchSM US High Yield Constrained Index. (For specific portfolio results, please refer to the performance section of this report.) The fund lagged the index because its duration - a measure of sensitivity to changes in interest rates - was shorter than that of the benchmark. I expected early on that interest rates would rise this period, but they fell partly due to new global growth threats. The fund also was held back by security selection in technology and energy, although an underweighting in the latter group was a positive. Top individual detractors included oil-field services company Forbes Energy Services and energy company Vantage Drilling - listed in the fund's holdings as Offshore Group Investment. Overall, I looked to structure the fund to benefit from an improving U.S. economy, while underweighting such commodity-oriented sectors as energy and metals & mining. I also underweighted banks & thrifts, overweighted air transportation and liked airline leasing companies. I increased the fund's stake in telecommunications and in out-of-benchmark floating-rate bank loans, the latter of which hurt relative performance. The top relative contributor was an underweighting in poor-performing casino gaming company and index component Harrah's Las Vegas.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.67%
Actual		$ 1,000.00	$ 963.40	$ 3.32
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class	.77%
Actual		$ 1,000.00	$ 964.00	$ 3.81
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2.92%
Actual		$ 1,000.00	$ 962.90	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Initial Class R	.67%
Actual		$ 1,000.00	$ 965.00	$ 3.32
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class R	.77%
Actual		$ 1,000.00	$ 964.60	$ 3.81
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2R	.94%
Actual		$ 1,000.00	$ 964.60	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Investor Class	.71%
Actual		$ 1,000.00	$ 964.50	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2014
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Clear Channel Communications, Inc.	2.4	2.0
APX Group, Inc.	2.0	1.6
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.7	1.7
Digicel Group Ltd.	1.7	1.2
Tenet Healthcare Corp.	1.4	1.5
	9.2
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.7	11.7
Telecommunications	8.1	9.2
Services	7.1	5.4
Technology	5.7	7.4
Diversified Financial Services	5.4	7.7
Quality Diversification (% of fund's net assets)
As of December 31, 2014	As of June 30, 2014
BBB 0.3%	BBB 1.0%
BB 31.0%	BB 34.1%
B 42.9%	B 43.0%
CCC,CC,C 18.9%	CCC,CC,C 17.0%
Not Rated 0.7%	Not Rated 1.4%
Equities 0.6%	Equities 0.4%
Short-Term Investments and Net Other Assets 5.6%	Short-Term Investments and Net Other Assets 3.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of December 31, 2014 *		As of June 30, 2014 **
	Nonconvertible Bonds 82.3%		Nonconvertible Bonds 84.3%
	Convertible Bonds, Preferred Stocks 0.6%		Convertible Bonds, Preferred Stocks 0.4%
	Bank Loan Obligations 9.5%		Bank Loan Obligations 11.0%
	Other Investments 2.0%		Other Investments 1.2%
	Common Stocks 0.0%†		Common Stocks 0.0%†
	Short-Term Investments and Net Other Assets (Liabilities) 5.6%		Short-Term Investments and Net Other Assets (Liabilities) 3.1%
* Foreign investments	28.3%	** Foreign investments	22.0%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 82.3%
	Principal Amount	Value
Aerospace - 1.0%
TransDigm, Inc.:
5.5% 10/15/20	$ 7,785,000	$ 7,609,838
6% 7/15/22	1,545,000	1,541,138
Triumph Group, Inc.:
4.875% 4/1/21	2,210,000	2,182,375
5.25% 6/1/22	655,000	653,363
		11,986,714
Air Transportation - 4.2%
Air Canada:
6.625% 5/15/18 (b)	4,995,000	5,101,893
7.75% 4/15/21 (b)	4,185,000	4,357,631
Allegiant Travel Co. 5.5% 7/15/19	1,875,000	1,907,813
American Airlines Group, Inc. 5.5% 10/1/19 (b)	4,695,000	4,777,163
American Airlines, Inc. pass-thru certificates equipment trust certificate 5.625% 1/15/21 (b)	466,416	475,744
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	2,522,331	2,825,010
5.5% 4/29/22	2,731,534	2,827,138
6.125% 4/29/18	520,000	552,500
9.25% 5/10/17	528,941	577,868
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 7/2/17 (b)	1,985,000	2,064,400
6.75% 5/23/17	1,985,000	2,064,400
8.021% 8/10/22	1,392,465	1,608,297
U.S. Airways pass-thru certificates:
Series 2012-2C, 5.45% 6/3/18	3,565,000	3,600,650
Series 2013-1 Class B, 5.375% 5/15/23	702,299	714,589
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	2,261,057	2,470,204
9.75% 1/15/17	1,319,403	1,464,537
12% 1/15/16 (b)	250,904	271,603
United Continental Holdings, Inc.:
6% 7/15/26	7,700,000	7,411,250
6% 7/15/28	3,050,000	2,912,750
6.375% 6/1/18	300,000	317,250
XPO Logistics, Inc. 7.875% 9/1/19 (b)	4,660,000	4,869,700
		53,172,390
Automotive & Auto Parts - 1.1%
American Axle & Manufacturing, Inc. 5.125% 2/15/19	575,000	586,500
Dana Holding Corp.:
5.5% 12/15/24	3,135,000	3,166,350
6% 9/15/23	1,085,000	1,133,825

	Principal Amount	Value
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (b)(d)	$ 910,000	$ 937,300
6.75% 11/15/22 pay-in-kind (b)(d)	1,210,000	1,264,450
6.875% 8/15/18 pay-in-kind (b)(d)	4,625,000	4,821,563
Tenneco, Inc. 5.375% 12/15/24	1,315,000	1,344,719
		13,254,707
Banks & Thrifts - 0.8%
Ocwen Financial Corp. 6.625% 5/15/19 (b)	6,755,000	6,180,825
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	3,865,000	3,931,443
6% 12/19/23	385,000	416,723
		10,528,991
Broadcasting - 1.8%
Clear Channel Communications, Inc.:
5.5% 12/15/16	14,830,000	14,236,800
9% 12/15/19	2,255,000	2,221,175
10% 1/15/18	5,510,000	4,724,825
Gray Television, Inc. 7.5% 10/1/20	1,345,000	1,385,350
		22,568,150
Building Materials - 1.6%
Building Materials Corp. of America 5.375% 11/15/24 (b)	3,265,000	3,256,838
Building Materials Holding Corp. 9% 9/15/18 (b)	4,410,000	4,630,500
CEMEX Finance LLC 6% 4/1/24 (b)	2,170,000	2,115,750
CEMEX S.A.B. de CV 6.5% 12/10/19 (b)	1,365,000	1,398,443
HD Supply, Inc.:
5.25% 12/15/21 (b)	2,285,000	2,324,988
7.5% 7/15/20	4,695,000	4,918,013
Headwaters, Inc. 7.625% 4/1/19	1,820,000	1,897,350
		20,541,882
Cable/Satellite TV - 2.5%
Altice SA 7.75% 5/15/22 (b)	9,520,000	9,537,850
Cogeco Cable, Inc. 4.875% 5/1/20 (b)	710,000	710,000
Numericable Group SA:
4.875% 5/15/19 (b)	2,630,000	2,606,988
6% 5/15/22 (b)	4,540,000	4,564,970
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (b)	3,015,000	3,105,450
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5% 1/15/25 (b)	2,440,000	2,443,172
Nonconvertible Bonds - continued
	Principal Amount	Value
Cable/Satellite TV - continued
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (b)(d)	$ 375,000	$ 376,875
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (b)	7,920,000	8,434,800
		31,780,105
Capital Goods - 0.3%
J.B. Poindexter & Co., Inc. 9% 4/1/22 (b)	3,830,000	4,136,400
Chemicals - 2.4%
Eco Services Operations LLC/Eco Finance Corp. 8.5% 11/1/22 (b)	2,960,000	3,004,400
LSB Industries, Inc. 7.75% 8/1/19	1,785,000	1,856,400
NOVA Chemicals Corp. 5% 5/1/25 (b)	3,800,000	3,771,500
Nufarm Australia Ltd. 6.375% 10/15/19 (b)	3,140,000	3,163,550
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19	13,483,000	13,668,391
Tronox Finance LLC 6.375% 8/15/20	4,935,000	4,947,338
		30,411,579
Consumer Products - 0.1%
Prestige Brands, Inc. 5.375% 12/15/21 (b)	1,890,000	1,856,925
Containers - 1.7%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (b)(d)	6,336,131	6,216,801
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.2406% 12/15/19 (b)(d)	3,830,000	3,695,950
6% 6/30/21 (b)	655,000	625,525
6.25% 1/31/19 (b)	910,000	889,525
6.75% 1/31/21 (b)	1,055,000	1,049,725
7% 11/15/20 (b)	874,412	883,156
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (b)	2,525,000	2,461,875
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (b)	2,120,000	2,141,200
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	2,990,000	3,064,750
		21,028,507
Diversified Financial Services - 5.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.5% 5/15/21 (b)	3,105,000	3,143,813
5% 10/1/21 (b)	2,085,000	2,157,975

	Principal Amount	Value
Aircastle Ltd. 5.125% 3/15/21	$ 2,800,000	$ 2,800,000
FLY Leasing Ltd.:
6.375% 10/15/21	2,490,000	2,452,650
6.75% 12/15/20	5,300,000	5,353,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	2,970,000	2,962,575
5.875% 2/1/22	9,400,000	9,441,125
6% 8/1/20	8,415,000	8,669,133
ILFC E-Capital Trust II 6.25% 12/21/65 (b)(d)	6,600,000	6,336,000
International Lease Finance Corp. 5.875% 8/15/22	1,760,000	1,909,600
Navient Corp.:
5% 10/26/20	965,000	946,906
5.875% 10/25/24	2,110,000	2,009,775
SLM Corp.:
4.875% 6/17/19	2,275,000	2,281,598
5.5% 1/15/19	7,695,000	7,892,377
5.5% 1/25/23	4,900,000	4,691,750
8% 3/25/20	1,565,000	1,733,238
		64,781,515
Diversified Media - 0.8%
MDC Partners, Inc. 6.75% 4/1/20 (b)	4,630,000	4,768,900
Nielsen Finance LLC/Nielsen Finance Co. 4.5% 10/1/20	3,140,000	3,155,700
The Nielsen Co. S.a.r.l. (Luxembourg) 5.5% 10/1/21 (b)	1,840,000	1,876,800
		9,801,400
Energy - 11.2%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	4,265,000	4,328,975
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.7324% 8/1/19 (b)(d)	4,850,000	3,564,750
7.125% 11/1/20 (b)	915,000	672,525
7.375% 11/1/21 (b)	1,710,000	1,256,850
Antero Resources Corp. 5.125% 12/1/22 (b)	3,845,000	3,623,913
Approach Resources, Inc. 7% 6/15/21	870,000	643,800
Basic Energy Services, Inc. 7.75% 2/15/19	615,000	473,550
California Resources Corp.:
5% 1/15/20 (b)	2,715,000	2,355,263
5.5% 9/15/21 (b)	2,020,000	1,727,100
6% 11/15/24 (b)	4,295,000	3,629,275
Consolidated Energy Finance SA 6.75% 10/15/19 (b)	6,005,000	5,869,888
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22	$ 1,175,000	$ 1,122,125
7.75% 4/1/19	2,315,000	2,372,875
Denbury Resources, Inc. 6.375% 8/15/21	2,550,000	2,422,500
Dynegy Finance I, Inc./Dynegy Finance II, Inc.:
6.75% 11/1/19 (b)	1,210,000	1,231,175
7.375% 11/1/22 (b)	3,055,000	3,108,463
7.625% 11/1/24 (b)	8,945,000	9,123,900
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (b)	10,435,000	9,234,975
Energy Partners Ltd. 8.25% 2/15/18	4,350,000	3,306,000
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22	3,760,000	3,515,600
Everest Acquisition LLC/Everest Acquisition Finance, Inc.:
6.875% 5/1/19	1,060,000	1,075,900
9.375% 5/1/20	4,010,000	4,050,100
Exterran Holdings, Inc. 7.25% 12/1/18	4,280,000	4,194,400
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21	6,300,000	5,481,000
6% 10/1/22 (b)	1,770,000	1,504,500
Forbes Energy Services Ltd. 9% 6/15/19	10,270,000	6,162,000
Gibson Energy, Inc. 6.75% 7/15/21 (b)	3,635,000	3,625,913
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (b)	1,675,000	1,474,000
Hornbeck Offshore Services, Inc.:
5% 3/1/21	1,880,000	1,541,600
5.875% 4/1/20	1,240,000	1,097,400
Jupiter Resources, Inc. 8.5% 10/1/22 (b)	2,260,000	1,700,650
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	6,070,000	6,130,700
Offshore Group Investment Ltd.:
7.125% 4/1/23	1,890,000	1,341,900
7.5% 11/1/19	9,295,000	6,924,775
Parsley Energy LLC/Parsley 7.5% 2/15/22 (b)	5,550,000	5,258,625
Rice Energy, Inc. 6.25% 5/1/22 (b)	9,775,000	9,090,750
Rosetta Resources, Inc.:
5.625% 5/1/21	3,715,000	3,399,597
5.875% 6/1/24	3,100,000	2,759,000
RSP Permian, Inc. 6.625% 10/1/22 (b)	605,000	562,650

	Principal Amount	Value
Samson Investment Co. 9.75% 2/15/20 (d)	$ 2,580,000	$ 1,069,088
SemGroup Corp. 7.5% 6/15/21	2,775,000	2,775,000
Teine Energy Ltd. 6.875% 9/30/22 (b)	4,605,000	3,545,850
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19 (b)	785,000	779,113
6.125% 10/15/21	855,000	852,863
6.25% 10/15/22 (b)	840,000	837,900
		140,818,776
Environmental - 0.9%
ADS Waste Holdings, Inc. 8.25% 10/1/20	2,875,000	2,875,000
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)	6,380,000	6,411,900
Tervita Corp. 9.75% 11/1/19 (b)	3,190,000	1,818,300
		11,105,200
Food & Drug Retail - 1.3%
JBS Investments GmbH:
7.25% 4/3/24 (b)	1,815,000	1,796,850
7.75% 10/28/20 (b)	3,740,000	3,814,800
Minerva Luxmbourg SA 7.75% 1/31/23 (b)	4,115,000	4,032,700
SUPERVALU, Inc.:
6.75% 6/1/21	5,410,000	5,315,325
7.75% 11/15/22	1,405,000	1,376,900
		16,336,575
Food/Beverage/Tobacco - 3.1%
DS Services of America, Inc. 10% 9/1/21 (b)	1,245,000	1,437,975
ESAL GmbH 6.25% 2/5/23 (b)	16,470,000	15,605,325
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (b)	4,705,000	4,916,725
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.875% 7/15/24 (b)	2,765,000	2,716,613
7.25% 6/1/21 (b)	2,930,000	3,017,900
8.25% 2/1/20 (b)	3,830,000	4,031,075
Post Holdings, Inc. 6% 12/15/22 (b)	3,385,000	3,173,438
Vector Group Ltd. 7.75% 2/15/21	3,490,000	3,673,225
		38,572,276
Gaming - 2.9%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22 (b)	2,845,000	2,503,600
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (b)	9,965,000	9,541,488
Nonconvertible Bonds - continued
	Principal Amount	Value
Gaming - continued
MCE Finance Ltd. 5% 2/15/21 (b)	$ 3,330,000	$ 3,113,550
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc.:
8% 10/1/20 (b)	3,150,000	3,087,000
11% 10/1/21 (b)	3,140,000	2,857,400
Scientific Games Corp.:
6.625% 5/15/21 (b)	9,160,000	6,389,100
7% 1/1/22 (b)	1,570,000	1,589,625
10% 12/1/22 (b)	4,020,000	3,683,325
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21 (b)	1,490,000	1,475,100
Wynn Macau Ltd. 5.25% 10/15/21 (b)	1,970,000	1,851,800
		36,091,988
Healthcare - 2.7%
Community Health Systems, Inc.:
5.125% 8/1/21	1,125,000	1,167,188
6.875% 2/1/22	5,405,000	5,725,922
Kindred Escrow Corp. II:
8% 1/15/20 (b)	1,825,000	1,939,063
8.75% 1/15/23 (b)	1,825,000	1,964,156
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	5,415,000	5,631,600
Tenet Healthcare Corp.:
5% 3/1/19 (b)	2,265,000	2,267,831
8.125% 4/1/22	13,760,000	15,376,800
		34,072,560
Homebuilders/Real Estate - 1.6%
CBRE Group, Inc. 5% 3/15/23	4,932,000	5,040,011
D.R. Horton, Inc. 4.375% 9/15/22	1,675,000	1,641,500
Howard Hughes Corp. 6.875% 10/1/21 (b)	2,870,000	2,970,450
Standard Pacific Corp. 5.875% 11/15/24	2,680,000	2,680,000
Toll Brothers Finance Corp. 4.375% 4/15/23	2,245,000	2,200,100
Weyerhaeuser Real Estate Co.:
4.375% 6/15/19 (b)	990,000	976,388
5.875% 6/15/24 (b)	725,000	725,000
William Lyon Homes, Inc. 5.75% 4/15/19	640,000	638,400
WLH PNW Finance Corp. 7% 8/15/22 (b)	3,018,000	3,033,090
		19,904,939
Hotels - 0.3%
Playa Resorts Holding BV 8% 8/15/20 (b)	3,665,000	3,655,838
Leisure - 1.3%
24 Hour Holdings III LLC 8% 6/1/22 (b)	6,110,000	4,888,000

	Principal Amount	Value
NCL Corp. Ltd.:
5% 2/15/18	$ 5,690,000	$ 5,690,000
5.25% 11/15/19 (b)	3,150,000	3,173,625
Royal Caribbean Cruises Ltd.:
5.25% 11/15/22	2,375,000	2,493,750
7.5% 10/15/27	595,000	669,375
		16,914,750
Metals/Mining - 4.1%
CONSOL Energy, Inc. 5.875% 4/15/22 (b)	5,200,000	4,836,000
FMG Resources (August 2006) Pty Ltd.:
6.875% 4/1/22 (b)	3,625,000	3,017,813
8.25% 11/1/19 (b)	2,645,000	2,406,950
Imperial Metals Corp. 7% 3/15/19 (b)	2,745,000	2,532,263
Lundin Mining Corp.:
7.5% 11/1/20 (b)	3,400,000	3,366,000
7.875% 11/1/22 (b)	3,430,000	3,430,000
Murray Energy Corp.:
8.625% 6/15/21 (b)	4,085,000	3,901,175
9.5% 12/5/20 (b)	7,905,000	7,905,000
New Gold, Inc. 6.25% 11/15/22 (b)	7,295,000	7,149,100
Peabody Energy Corp.:
6.25% 11/15/21	6,465,000	5,527,575
7.875% 11/1/26	1,268,000	1,077,800
Rain CII Carbon LLC/CII Carbon Corp. 8.25% 1/15/21 (b)	2,925,000	2,990,813
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (b)	2,845,000	2,773,875
		50,914,364
Paper - 0.9%
Mercer International, Inc. 7% 12/1/19 (b)	990,000	999,900
Sappi Papier Holding GmbH 6.625% 4/15/21 (b)	9,687,000	9,929,175
		10,929,075
Publishing/Printing - 1.5%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21	6,375,000	7,044,375
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(d)	8,090,000	7,887,750
R.R. Donnelley & Sons Co.:
6.5% 11/15/23	2,220,000	2,275,500
7% 2/15/22	1,100,000	1,179,750
		18,387,375
Nonconvertible Bonds - continued
	Principal Amount	Value
Services - 5.8%
Abengoa Greenfield SA 6.5% 10/1/19 (b)	$ 3,630,000	$ 3,103,650
ADT Corp.:
4.125% 4/15/19	3,790,000	3,752,100
5.25% 3/15/20	2,090,000	2,116,125
Anna Merger Sub, Inc. 7.75% 10/1/22 (b)	2,105,000	2,131,313
APX Group, Inc.:
6.375% 12/1/19	14,920,000	14,285,900
8.75% 12/1/20	9,955,000	8,405,753
8.75% 12/1/20 (b)	2,375,000	2,005,391
Audatex North America, Inc. 6% 6/15/21 (b)	5,355,000	5,515,650
Bankrate, Inc. 6.125% 8/15/18 (b)	2,580,000	2,399,400
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (b)	2,370,000	2,429,250
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (b)	4,640,000	4,176,000
CBRE Group, Inc. 5.25% 3/15/25	1,395,000	1,422,900
Garda World Security Corp.:
7.25% 11/15/21 (b)	2,200,000	2,178,000
7.25% 11/15/21 (b)	3,715,000	3,677,850
IHS, Inc. 5% 11/1/22 (b)	3,020,000	2,989,800
The GEO Group, Inc. 5.875% 1/15/22	7,310,000	7,492,750
TransUnion Holding Co., Inc. 8.125% 6/15/18 pay-in-kind (d)	4,340,000	4,448,500
		72,530,332
Steel - 1.4%
JMC Steel Group, Inc. 8.25% 3/15/18 (b)	9,685,000	9,200,750
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17	1,635,000	1,679,963
11.25% 10/15/18	3,661,000	3,898,965
Steel Dynamics, Inc. 5.125% 10/1/21 (b)	2,565,000	2,613,094
		17,392,772
Super Retail - 0.9%
JC Penney Corp., Inc.:
5.65% 6/1/20	8,344,000	6,466,600
5.75% 2/15/18	1,200,000	1,044,000
7.4% 4/1/37	4,040,000	2,787,600
8.125% 10/1/19	1,885,000	1,658,800
		11,957,000
Technology - 4.8%
ADT Corp.:
4.125% 6/15/23	1,305,000	1,181,025
6.25% 10/15/21	3,545,000	3,642,488
Advanced Micro Devices, Inc.:
6.75% 3/1/19	3,385,000	3,181,900
7% 7/1/24	1,720,000	1,457,700

	Principal Amount	Value
BMC Software Finance, Inc. 8.125% 7/15/21 (b)	$ 6,115,000	$ 5,748,100
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (b)(d)	2,505,000	2,129,250
Brocade Communications Systems, Inc. 4.625% 1/15/23	3,400,000	3,264,000
Compiler Finance Sub, Inc. 7% 5/1/21 (b)	1,175,000	1,010,500
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% 5/1/21 pay-in-kind (b)(d)	735,000	720,300
Lucent Technologies, Inc.:
6.45% 3/15/29	9,505,000	9,077,275
6.5% 1/15/28	3,265,000	3,142,563
Micron Technology, Inc. 5.875% 2/15/22 (b)	555,000	582,750
Nuance Communications, Inc. 5.375% 8/15/20 (b)	10,783,000	10,809,958
Sungard Availability Services Capital, Inc. 8.75% 4/1/22 (b)	4,745,000	2,799,550
Viasystems, Inc. 7.875% 5/1/19 (b)	4,410,000	4,652,550
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	3,310,000	3,446,538
13.375% 10/15/19	2,705,000	2,847,013
		59,693,460
Telecommunications - 8.1%
Alcatel-Lucent U.S.A., Inc.:
6.75% 11/15/20 (b)	11,270,000	11,895,485
8.875% 1/1/20 (b)	3,325,000	3,615,938
Altice Financing SA:
6.5% 1/15/22 (b)	685,000	669,588
7.875% 12/15/19 (b)	2,655,000	2,718,444
Altice Finco SA 9.875% 12/15/20 (b)	5,890,000	6,296,009
Columbus International, Inc. 7.375% 3/30/21 (b)	8,555,000	9,004,138
Digicel Group Ltd.:
6% 4/15/21 (b)	5,265,000	4,922,775
7% 2/15/20 (b)	295,000	291,755
7.125% 4/1/22 (b)	3,355,000	3,120,150
8.25% 9/1/17 (b)	5,395,000	5,462,438
8.25% 9/30/20 (b)	7,465,000	7,241,050
DigitalGlobe, Inc. 5.25% 2/1/21 (b)	8,905,000	8,459,750
FairPoint Communications, Inc. 8.75% 8/15/19 (b)	4,580,000	4,602,900
Level 3 Escrow II, Inc. 5.375% 8/15/22 (b)	4,845,000	4,869,225
MasTec, Inc. 4.875% 3/15/23	2,875,000	2,702,500
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
Sprint Capital Corp.:
6.875% 11/15/28	$ 2,740,000	$ 2,411,200
8.75% 3/15/32	5,520,000	5,340,600
Sprint Communications, Inc. 9% 11/15/18 (b)	3,490,000	3,969,526
T-Mobile U.S.A., Inc.:
6% 3/1/23	2,540,000	2,546,350
6.375% 3/1/25	4,780,000	4,856,480
6.464% 4/28/19	2,610,000	2,714,400
Wind Acquisition Finance SA 7.375% 4/23/21 (b)	4,080,000	3,850,704
		101,561,405
Transportation Ex Air/Rail - 1.6%
Aguila 3 SA 7.875% 1/31/18 (b)	4,595,000	4,445,663
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)	5,600,000	5,460,000
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (b)	7,410,000	6,780,150
8.125% 2/15/19	1,465,000	1,289,200
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)	1,575,000	1,559,250
		19,534,263
Utilities - 4.4%
Atlantic Power Corp. 9% 11/15/18	8,740,000	8,652,600
Calpine Corp.:
5.375% 1/15/23	3,160,000	3,191,600
5.75% 1/15/25	1,580,000	1,599,750
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	3,085,000	3,146,700
NRG Energy, Inc.:
6.25% 7/15/22	3,810,000	3,895,725
6.25% 5/1/24 (b)	4,745,000	4,828,038
NSG Holdings II, LLC 7.75% 12/15/25 (b)	13,004,289	13,849,568
RJS Power Holdings LLC 5.125% 7/15/19 (b)	4,120,000	4,068,500
The AES Corp.:
4.875% 5/15/23	1,475,000	1,463,938
7.375% 7/1/21	9,660,000	10,915,800
		55,612,219
TOTAL NONCONVERTIBLE BONDS (Cost $1,069,343,430)		1,031,834,432
Commercial Mortgage Securities - 0.0%
	Principal Amount	Value
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.125% 4/25/21 (d) (Cost $0)	$ 4,941	$ 4,565
Common Stocks - 0.0%
	Shares
Telecommunications - 0.0%
CUI Acquisition Corp. (Cost $1,273,881)	1	136,007
Nonconvertible Preferred Stocks - 0.6%

Banks & Thrifts - 0.6%
Royal Bank of Scotland Group PLC Series S, 6.60% (Cost $7,352,056)	300,677	7,471,823
Bank Loan Obligations - 9.5%
	Principal Amount
Aerospace - 0.1%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (d)	$ 1,761,150	1,717,121
Broadcasting - 0.7%
Clear Channel Communications, Inc. Tranche D, term loan 6.9193% 1/30/19 (d)	9,165,000	8,649,469
Building Materials - 0.4%
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (d)	4,249,400	4,100,671
Tranche 2LN, term loan 7.75% 4/1/22 (d)	625,000	618,750
		4,719,421
Cable/Satellite TV - 0.2%
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (d)	1,340,385	1,340,385
Tranche B 2LN, term loan 4.5% 5/8/20 (d)	1,159,615	1,159,615
		2,500,000
Capital Goods - 0.4%
Husky Injection Molding Systems Ltd.:
Tranche 1LN, term loan 4.25% 6/30/21 (d)	4,109,316	3,980,899
Tranche 2LN, term loan 7.25% 6/30/22 (d)	1,585,000	1,519,619
		5,500,518
Bank Loan Obligations - continued
	Principal Amount	Value
Containers - 0.7%
Berlin Packaging, LLC:
Tranche 2LN, term loan 7.75% 10/1/22 (d)	$ 805,000	$ 792,925
Tranche B 1LN, term loan 4.5% 10/1/21 (d)	2,488,763	2,476,319
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (d)	5,316,667	5,104,000
		8,373,244
Diversified Financial Services - 0.2%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 11/15/22 (d)	1,575,000	1,567,125
Tranche B 1LN, term loan 4.75% 11/15/21 (d)	400,000	398,000
		1,965,125
Energy - 1.5%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (d)	2,980,000	2,592,600
Energy Transfer Equity LP Tranche B, term loan 3.25% 12/2/19 (d)	3,645,000	3,504,412
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (d)	5,774,951	4,194,058
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (d)	5,650,000	5,614,688
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (d)	4,154,055	3,198,622
		19,104,380
Food & Drug Retail - 0.1%
SUPERVALU, Inc. Tranche B, term loan 4.5% 3/21/19 (d)	892,260	882,222
Gaming - 0.7%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (d)	3,665,000	3,582,538
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (d)	597,000	543,270
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (d)	815,366	807,212
Scientific Games Corp. Tranch B 2LN, term loan 6% 10/21/21 (d)	3,725,000	3,659,813
		8,592,833
Healthcare - 0.4%
Endo Luxembourg Finance I Comp Tranche B, term loan 3.25% 2/28/21 (d)	3,131,988	3,045,858
Pharmedium Healthcare Corp. Tranche 2LN, term loan 7.75% 1/28/22 (d)	1,885,000	1,866,150
		4,912,008

	Principal Amount	Value
Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (d)	$ 323,375	$ 310,440
Metals/Mining - 0.6%
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (d)	2,404,563	2,170,118
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (d)	5,386,813	4,848,131
		7,018,249
Restaurants - 0.6%
Dunkin Brands, Inc. Tranche B 4LN, term loan 3.25% 2/7/21 (d)	7,318,367	7,117,112
TGI Friday's, Inc.:
Tranche B 1LN, term loan 5.25% 7/15/20 (d)	158,106	157,316
Tranche B 2LN, term loan 9.25% 7/15/21 (d)	660,000	650,100
		7,924,528
Services - 1.3%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (d)	4,474,800	4,318,182
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (d)	4,309,200	3,404,268
Garda World Security Corp.:
term loan 4% 11/8/20 (d)	2,506,900	2,437,960
Tranche DD, term loan 4% 11/8/20 (d)	641,300	623,664
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (d)	3,607,134	3,426,777
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (d)	1,617,775	1,561,153
		15,772,004
Steel - 0.2%
Atkore International, Inc.:
Tranche 2LN, term loan 7.75% 10/9/21 (d)	1,020,000	999,600
Tranche B 1LN, term loan 4.5% 4/9/21 (d)	1,825,825	1,798,438
		2,798,038
Super Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (d)	174,563	168,016
6% 5/22/18 (d)	3,076,574	2,999,660
		3,167,676
Technology - 0.9%
DealerTrack Holdings, Inc. Tranche B LN, term loan 3.25% 2/28/21 (d)	3,620,513	3,557,154
Dell International LLC Tranche B, term loan 4.5% 4/29/20 (d)	1,285,582	1,282,368
Bank Loan Obligations - continued
	Principal Amount	Value
Technology - continued
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (d)	$ 834,926	$ 805,704
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (d)	1,915,000	1,953,300
Sungard Availability Services Capital, Inc. Tranche B, term loan 6% 3/31/19 (d)	4,644,900	4,041,063
		11,639,589
Transportation Ex Air/Rail - 0.1%
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (d)	1,222,650	1,216,537
Utilities - 0.2%
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (d)	2,044,306	2,013,641
TOTAL BANK LOAN OBLIGATIONS (Cost $125,724,175)		118,777,043
Preferred Securities - 2.0%

Banks & Thrifts - 2.0%
Barclays Bank PLC 7.625% 11/21/22	15,315,000	16,878,042
Barclays PLC 8.25% (c)(d)	1,660,000	1,707,833
Credit Agricole SA 6.625% (b)(c)(d)	4,070,000	3,951,588
Deutsche Bank AG 7.5% (c)(d)	3,200,000	3,098,959
TOTAL PREFERRED SECURITIES (Cost $24,719,396)		25,636,422
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (a) (Cost $48,922,693)	48,922,693	$ 48,922,693
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $1,277,355,631)		1,232,782,985
NET OTHER ASSETS (LIABILITIES) - 1.7%		21,634,888
NET ASSETS - 100%		$ 1,254,417,873
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $580,977,526 or 46.3% of net assets.

(c) Security is perpetual in nature with no stated maturity date.
(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,362
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$ 7,471,823	$ 7,471,823	$ -	$ -
Telecommunication Services	136,007	-	-	136,007
Corporate Bonds	1,031,834,432	-	1,031,834,432	-
Commercial Mortgage Securities	4,565	-	4,565	-
Bank Loan Obligations	118,777,043	-	118,777,043	-
Preferred Securities	25,636,422	-	25,636,422	-
Money Market Funds	48,922,693	48,922,693	-	-
Total Investments in Securities:	$ 1,232,782,985	$ 56,394,516	$ 1,176,252,462	$ 136,007
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	71.7%
Canada	5.7%
Luxembourg	5.2%
Bermuda	3.2%
Austria	2.6%
United Kingdom	2.3%
Marshall Islands	1.5%
Netherlands	1.4%
Australia	1.2%
Cayman Islands	1.2%
Ireland	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,228,412,938)	$ 1,183,860,292
Fidelity Central Funds (cost $48,922,693)	48,922,693
Total Investments (cost $1,277,335,631)		$ 1,232,782,985
Receivable for investments sold		5,694,518
Receivable for fund shares sold		351,337
Interest receivable		19,668,517
Distributions receivable from Fidelity Central Funds		3,051
Prepaid expenses		3,197
Other receivables		3,007
Total assets		1,258,506,612

Liabilities
Payable for fund shares redeemed	$ 3,234,785
Accrued management fee	594,529
Distribution and service plan fees payable	50,910
Other affiliated payables	122,037
Other payables and accrued expenses	86,478
Total liabilities		4,088,739

Net Assets		$ 1,254,417,873
Net Assets consist of:
Paid in capital		$ 1,327,277,575
Undistributed net investment income		4,148,414
Accumulated undistributed net realized gain (loss) on investments		(32,455,470)
Net unrealized appreciation (depreciation) on investments		(44,552,646)
Net Assets		$ 1,254,417,873

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($493,390,158 ÷ 89,367,494 shares)	$ 5.52

Service Class: Net Asset Value, offering price and redemption price per share ($59,961,297 ÷ 10,929,770 shares)	$ 5.49

Service Class 2: Net Asset Value, offering price and redemption price per share ($190,873,410 ÷ 35,623,603 shares)	$ 5.36

Initial Class R: Net Asset Value, offering price and redemption price per share ($26,854,642 ÷ 4,885,958 shares)	$ 5.50

Service Class R: Net Asset Value, offering price and redemption price per share ($30,336,896 ÷ 5,559,162 shares)	$ 5.46

Service Class 2R: Net Asset Value, offering price and redemption price per share ($4,411,429 ÷ 822,075 shares)	$ 5.37

Investor Class: Net Asset Value, offering price and redemption price per share ($448,590,041 ÷ 81,576,924 shares)	$ 5.50

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 1,654,527
Interest		86,391,248
Income from Fidelity Central Funds		46,362
Total income		88,092,137

Expenses
Management fee	$ 8,258,638
Transfer agent fees	1,215,277
Distribution and service plan fees	720,006
Accounting fees and expenses	499,916
Custodian fees and expenses	29,596
Independent trustees' compensation	6,345
Audit	87,467
Legal	25,049
Interest	1,921
Miscellaneous	11,571
Total expenses before reductions	10,855,786
Expense reductions	(1,320)	10,854,466
Net investment income (loss)		77,237,671
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		26,641,946
Change in net unrealized appreciation (depreciation) on investment securities		(83,607,302)
Net gain (loss)		(56,965,356)
Net increase (decrease) in net assets resulting from operations		$ 20,272,315

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 77,237,671	$ 80,845,745
Net realized gain (loss)	26,641,946	46,584,559
Change in net unrealized appreciation (depreciation)	(83,607,302)	(41,731,572)
Net increase (decrease) in net assets resulting from operations	20,272,315	85,698,732
Distributions to shareholders from net investment income	(74,195,346)	(86,921,876)
Share transactions - net increase (decrease)	(220,277,326)	16,318,361
Redemption fees	238,344	28,583
Total increase (decrease) in net assets	(273,962,013)	15,123,800

Net Assets
Beginning of period	1,528,379,886	1,513,256,086
End of period (including undistributed net investment income of $4,148,414 and undistributed net investment income of $1,216,415, respectively)	$ 1,254,417,873	$ 1,528,379,886

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.80	$ 5.81	$ 5.39	$ 5.57	$ 5.29
Income from Investment Operations
Net investment income (loss) C	.317	.330	.361	.391	.439
Net realized and unrealized gain (loss)	(.251)	.014	.405	(.171)	.288
Total from investment operations	.066	.344	.766	.220	.727
Distributions from net investment income	(.347)	(.354)	(.346)	(.400)	(.448)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.52	$ 5.80	$ 5.81	$ 5.39	$ 5.57
Total ReturnA, B	1.16%	5.95%	14.23%	4.03%	13.82%
Ratios to Average Net Assets D, F
Expenses before reductions	.68%	.68%	.68%	.69%	.69%
Expenses net of fee waivers, if any	.68%	.68%	.68%	.69%	.69%
Expenses net of all reductions	.68%	.68%	.68%	.69%	.69%
Net investment income (loss)	5.31%	5.55%	6.22%	6.85%	7.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 493,390	$ 587,376	$ 606,506	$ 561,514	$ 594,688
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.77	$ 5.78	$ 5.36	$ 5.54	$ 5.26
Income from Investment Operations
Net investment income (loss) C	.309	.323	.353	.384	.431
Net realized and unrealized gain (loss)	(.248)	.015	.407	(.171)	.290
Total from investment operations	.061	.338	.760	.213	.721
Distributions from net investment income	(.342)	(.348)	(.340)	(.393)	(.442)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.49	$ 5.77	$ 5.78	$ 5.36	$ 5.54
Total ReturnA, B	1.07%	5.87%	14.20%	3.93%	13.79%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.78%	.78%	.79%	.79%
Expenses net of fee waivers, if any	.78%	.77%	.78%	.79%	.78%
Expenses net of all reductions	.78%	.77%	.78%	.79%	.78%
Net investment income (loss)	5.22%	5.46%	6.13%	6.75%	7.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,961	$ 68,982	$ 77,397	$ 91,573	$ 98,988
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.64	$ 5.66	$ 5.26	$ 5.45	$ 5.18
Income from Investment Operations
Net investment income (loss) C	.294	.307	.338	.368	.417
Net realized and unrealized gain (loss)	(.244)	.014	.396	(.170)	.287
Total from investment operations	.050	.321	.734	.198	.704
Distributions from net investment income	(.331)	(.341)	(.334)	(.388)	(.435)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.36	$ 5.64	$ 5.66	$ 5.26	$ 5.45
Total ReturnA, B	.90%	5.70%	13.97%	3.72%	13.67%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.93%	.93%	.94%	.94%
Expenses net of fee waivers, if any	.93%	.92%	.93%	.94%	.94%
Expenses net of all reductions	.93%	.92%	.93%	.94%	.94%
Net investment income (loss)	5.06%	5.31%	5.98%	6.60%	7.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 190,873	$ 280,444	$ 281,065	$ 220,333	$ 182,465
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.78	$ 5.79	$ 5.37	$ 5.55	$ 5.27
Income from Investment Operations
Net investment income (loss) C	.316	.330	.360	.391	.439
Net realized and unrealized gain (loss)	(.249)	.014	.407	(.171)	.288
Total from investment operations	.067	.344	.767	.220	.727
Distributions from net investment income	(.348)	(.354)	(.347)	(.400)	(.448)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.50	$ 5.78	$ 5.79	$ 5.37	$ 5.55
Total ReturnA, B	1.18%	5.97%	14.30%	4.05%	13.88%
Ratios to Average Net Assets D, F
Expenses before reductions	.68%	.68%	.68%	.68%	.69%
Expenses net of fee waivers, if any	.68%	.67%	.68%	.68%	.68%
Expenses net of all reductions	.68%	.67%	.68%	.68%	.68%
Net investment income (loss)	5.32%	5.56%	6.23%	6.85%	7.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,855	$ 29,558	$ 35,605	$ 31,627	$ 34,946
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.74	$ 5.75	$ 5.34	$ 5.52	$ 5.25
Income from Investment Operations
Net investment income (loss) C	.308	.321	.352	.383	.433
Net realized and unrealized gain (loss)	(.252)	.018	.400	(.167)	.280
Total from investment operations	.056	.339	.752	.216	.713
Distributions from net investment income	(.337)	(.349)	(.342)	(.396)	(.444)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.46	$ 5.74	$ 5.75	$ 5.34	$ 5.52
Total ReturnA, B	.99%	5.92%	14.10%	3.99%	13.66%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.78%	.78%	.78%	.79%
Expenses net of fee waivers, if any	.78%	.77%	.78%	.78%	.78%
Expenses net of all reductions	.78%	.77%	.78%	.78%	.78%
Net investment income (loss)	5.22%	5.46%	6.13%	6.75%	7.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,337	$ 58,042	$ 69,893	$ 63,557	$ 68,806
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.64	$ 5.65	$ 5.26	$ 5.45	$ 5.17
Income from Investment Operations
Net investment income (loss) C	.290	.307	.340	.369	.415
Net realized and unrealized gain (loss)	(.240)	.023	.390	(.175)	.293
Total from investment operations	.050	.330	.730	.194	.708
Distributions from net investment income	(.321)	(.340)	(.340)	(.384)	(.429)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.37	$ 5.64	$ 5.65	$ 5.26	$ 5.45
Total ReturnA, B	.90%	5.87%	13.90%	3.64%	13.79%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.93%	.93%	.93%	.94%
Expenses net of fee waivers, if any	.93%	.92%	.93%	.93%	.93%
Expenses net of all reductions	.93%	.92%	.93%	.93%	.93%
Net investment income (loss)	5.06%	5.31%	5.98%	6.60%	7.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,411	$ 4,348	$ 4,019	$ 1,350	$ 1,543
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 5.78	$ 5.79	$ 5.37	$ 5.56	$ 5.27
Income from Investment Operations
Net investment income (loss) C	.314	.327	.358	.388	.437
Net realized and unrealized gain (loss)	(.250)	.016	.407	(.180)	.298
Total from investment operations	.064	.343	.765	.208	.735
Distributions from net investment income	(.345)	(.353)	(.345)	(.398)	(.446)
Redemption fees added to paid in capital C	.001	- G	- G	- G	.001
Net asset value, end of period	$ 5.50	$ 5.78	$ 5.79	$ 5.37	$ 5.56
Total ReturnA, B	1.12%	5.95%	14.26%	3.82%	14.04%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.71%	.71%	.72%	.73%
Expenses net of fee waivers, if any	.71%	.71%	.71%	.72%	.72%
Expenses net of all reductions	.71%	.71%	.71%	.72%	.72%
Net investment income (loss)	5.28%	5.52%	6.20%	6.82%	7.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 448,590	$ 499,630	$ 438,772	$ 284,370	$ 244,738
Portfolio turnover rateE	79%	85%	55%	79%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective after the close of business on or about April 30, 2015, shares of Initial Class R, Service Class R and Service Class 2R will be converted to shares of Initial Class, Service Class and Service Class 2, respectively. After the effective date, Initial Class R, Service Class R and Service Class 2R will be closed to new accounts. In addition, in November 2014 the Board of Trustees approved a change in the name of Investor Class R to Investor Class effective on or about April 30, 2015.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 17,278,202
Gross unrealized depreciation	(60,475,492)
Net unrealized appreciation (depreciation) on securities	$ (43,197,290)

Tax Cost	$ 1,275,980,275

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,782,190
Capital loss carryforward	$ (32,444,141)
Net unrealized appreciation (depreciation) on securities and other investments	$ (43,197,290)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (32,444,141)

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 74,195,346	$ 86,921,876

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,115,082,292 and $1,329,283,717, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 65,396
Service Class 2	587,344
Service Class R	47,924
Service Class 2 R	19,342
$ 720,006

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% ( .10% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 402,037
Service Class	46,408
Service Class 2	165,831
Initial Class R	19,668
Service Class R	32,961
Service Class 2R	5,307
Investor Class	543,065
$ 1,215,277

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 42,892,200.32%		$ 1,921

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,450 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,320.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 29,255,694	$ 33,473,820
Service Class	3,521,861	3,969,791
Service Class 2	11,242,067	16,115,842
Initial Class R	1,585,629	1,722,419
Service Class R	1,765,321	3,349,920
Service Class 2R	249,560	230,462
Investor Class	26,575,214	28,059,622
Total	$ 74,195,346	$ 86,921,876

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	9,094,930	14,039,906	$ 54,239,073	$ 83,416,151
Reinvestment of distributions	5,299,945	5,790,037	29,255,694	33,473,820
Shares redeemed	(26,215,974)	(23,058,485)	(156,663,331)	(136,983,639)
Net increase (decrease)	(11,821,099)	(3,228,542)	$ (73,168,564)	$ (20,093,668)
Service Class
Shares sold	385,847	929,486	$ 2,292,406	$ 5,521,007
Reinvestment of distributions	641,505	690,233	3,521,861	3,969,791
Shares redeemed	(2,050,763)	(3,064,824)	(12,143,098)	(18,085,383)
Net increase (decrease)	(1,023,411)	(1,445,105)	$ (6,328,831)	$ (8,594,585)
Service Class 2
Shares sold	16,938,078	20,103,362	$ 98,040,423	$ 116,574,992
Reinvestment of distributions	2,097,400	2,866,946	11,242,067	16,115,842
Shares redeemed	(33,119,167)	(22,951,503)	(191,595,066)	(132,172,105)
Net increase (decrease)	(14,083,689)	18,805	$ (82,312,576)	$ 518,729
Initial Class R
Shares sold	507,196	852,998	$ 2,996,303	$ 5,061,609
Reinvestment of distributions	288,296	298,955	1,585,629	1,722,419
Shares redeemed	(1,022,351)	(2,192,612)	(6,072,719)	(12,973,240)
Net increase (decrease)	(226,859)	(1,040,659)	$ (1,490,787)	$ (6,189,212)
Service Class R
Shares sold	952,139	5,190,571	$ 5,607,562	$ 30,731,567
Reinvestment of distributions	323,319	585,519	1,765,321	3,349,920
Shares redeemed	(5,832,878)	(7,823,949)	(34,383,906)	(46,022,233)
Net increase (decrease)	(4,557,420)	(2,047,859)	$ (27,011,023)	$ (11,940,746)
Service Class 2R
Shares sold	4,876,418	995,220	$ 28,466,468	$ 5,809,165
Reinvestment of distributions	46,473	40,999	249,560	230,462
Shares redeemed	(4,871,827)	(976,234)	(27,480,999)	(5,617,855)
Net increase (decrease)	51,064	59,985	$ 1,235,029	$ 421,772
Investor Class
Shares sold	19,054,752	25,574,430	$ 113,203,749	$ 151,658,997
Reinvestment of distributions	4,831,857	4,870,500	26,575,214	28,059,622
Shares redeemed	(28,708,283)	(19,845,132)	(170,979,537)	(117,522,548)
Net increase (decrease)	(4,821,674)	10,599,798	$ (31,200,574)	$ 62,196,071

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 43% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP High Income Portfolio

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

VIP High Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class, Service Class, and Service Class R ranked below its competitive median for 2013 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Service Class 2 and Service Class 2 R was above the competitive median primarily because of higher 12b-1 fees for the class as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHIR-ANN-0215
1.811842.110

Fidelity® Variable Insurance Products:
Growth Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP Growth Portfolio - Initial Class	11.30%	16.71%	7.73%
VIP Growth Portfolio - Service Class	11.19%	16.60%	7.63%
VIP Growth Portfolio - Service Class 2	11.01%	16.42%	7.46%
VIP Growth Portfolio - Investor Class A	11.20%	16.61%	7.63%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio: For the year, the fund's share classes underperformed the 12.44% gain of the Russell 3000® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, untimely ownership of oil-field services giant Halliburton was the fund's biggest detractor. The fund didn't own the stock in the spring when shares rose on management's optimistic outlook for its North America business. Halliburton was added to the fund in June, along with select energy stocks that I believed would benefit from a U.S. energy renaissance in domestic oil production. Unfortunately, the stock started to sink in July, then plunged through period end alongside a prolonged drop in crude oil prices. An underweighting in Apple also hurt the fund's relative result. Much of the tech giant's revenue comes from its smartphone business, where high global penetration in the industry does not bode well for growth. Additionally, I thought the pace of innovation in the industry overall appeared to be waning. Apple outperformed this period on strong sales and increasing revenue, so our relative position here hurt; however, as the period wore on I became more bullish on the firm's prospects and significantly increased the fund's position. On the flip side, the software & services segment within information technology was a significant source of relative strength for the fund. Here, I continued to seek the primary beneficiaries of the global Internet build-out, including Facebook, by far the fund's biggest relative contributor and easily its largest holding. Shares of the world's largest social network were bolstered by strong mobile-advertising revenue, rising subscribership and wider operating margins. Another winner was Keurig Green Mountain. Keurig's attractive business model and catalysts for growth nicely aligned with my investment strategy. Shares of the single-cup coffee producer soared in early February after the company announced an agreement with Coca-Cola that would allow consumers to produce Coke-branded cold carbonated beverages at home. The firm added a new division, "Keurig Cold," which will include single-serve packs compatible with its upcoming Keurig Cold machines. The stock jumped in early May after the firm announced better-than-expected earnings. Subsequently, Coca-Cola raised its stake in Keurig to 16%, to become the firm's largest shareholder.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.65%
Actual		$ 1,000.00	$ 1,023.80	$ 3.32
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31
Service Class	.75%
Actual		$ 1,000.00	$ 1,023.20	$ 3.82
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82
Service Class 2.90%
Actual		$ 1,000.00	$ 1,022.30	$ 4.59
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Service Class 2R	.90%
Actual		$ 1,000.00	$ 1,022.40	$ 4.59
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Investor Class	.73%
Actual		$ 1,000.00	$ 1,023.30	$ 3.72
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	8.5	7.6
Apple, Inc.	6.0	2.2
Gilead Sciences, Inc.	5.0	4.1
Keurig Green Mountain, Inc.	3.2	3.1
Actavis PLC	2.3	2.0
Google, Inc. Class C	2.2	2.4
Danaher Corp.	2.1	1.9
The Blackstone Group LP	2.0	2.0
United Technologies Corp.	1.9	1.8
Procter & Gamble Co.	1.9	1.6
	35.1
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.7	28.5
Health Care	18.2	14.7
Industrials	12.7	10.7
Consumer Discretionary	11.5	15.4
Consumer Staples	8.6	8.9
Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Stocks 95.2%		Stocks 100.1%
	Short-Term Investments and Net Other Assets (Liabilities) 4.8%		Short-Term Investments and Net Other Assets (Liabilities)† (0.1)%
* Foreign investments	12.3%	** Foreign investments	11.2%

† Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Automobiles - 1.8%
Harley-Davidson, Inc.	798,252	$ 52,612,789
Tesla Motors, Inc. (a)(d)	159,527	35,480,400
		88,093,189
Distributors - 0.2%
LKQ Corp. (a)	413,100	11,616,372
Diversified Consumer Services - 0.7%
Bright Horizons Family Solutions, Inc. (a)	231,700	10,892,217
G8 Education Ltd.	1,094,344	3,696,976
H&R Block, Inc.	408,760	13,767,037
Houghton Mifflin Harcourt Co. (a)	367,000	7,600,570
		35,956,800
Hotels, Restaurants & Leisure - 3.8%
Chipotle Mexican Grill, Inc. (a)	40,994	28,060,803
Domino's Pizza, Inc.	381,500	35,925,855
Dunkin' Brands Group, Inc.	449,295	19,162,432
Starbucks Corp.	819,573	67,245,965
Yum! Brands, Inc.	417,784	30,435,564
		180,830,619
Leisure Products - 0.0%
NJOY, Inc. (a)(e)	243,618	1,965,997
Media - 0.6%
Comcast Corp. Class A (special) (non-vtg.)	466,019	26,826,384
Specialty Retail - 3.2%
Home Depot, Inc.	774,432	81,292,127
Lowe's Companies, Inc.	252,300	17,358,240
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	439,744	56,216,873
		154,867,240
Textiles, Apparel & Luxury Goods - 1.1%
ECLAT Textile Co. Ltd.	45,949	461,091
NIKE, Inc. Class B	521,376	50,130,302
		50,591,393
TOTAL CONSUMER DISCRETIONARY		550,747,994
CONSUMER STAPLES - 8.6%
Beverages - 1.0%
Kweichow Moutai Co. Ltd.	18,300	555,221
SABMiller PLC	462,342	24,219,576
The Coca-Cola Co.	530,038	22,378,204
		47,153,001
Food & Staples Retailing - 0.4%
Whole Foods Market, Inc.	403,266	20,332,672
Food Products - 4.5%
Keurig Green Mountain, Inc.	1,173,537	155,370,431

	Shares	Value
Mead Johnson Nutrition Co. Class A	313,486	$ 31,517,882
The Hershey Co.	289,344	30,071,522
		216,959,835
Household Products - 1.9%
Procter & Gamble Co.	987,723	89,971,688
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	167,400	12,755,880
Herbalife Ltd.	711,655	26,829,394
		39,585,274
TOTAL CONSUMER STAPLES		414,002,470
ENERGY - 4.3%
Energy Equipment & Services - 2.0%
Halliburton Co.	1,000,300	39,341,799
Oceaneering International, Inc.	390,474	22,963,776
Pason Systems, Inc.	815,544	15,366,034
RigNet, Inc. (a)	443,394	18,192,456
		95,864,065
Oil, Gas & Consumable Fuels - 2.3%
Cheniere Energy, Inc. (a)	261,900	18,437,760
Continental Resources, Inc. (a)(d)	521,210	19,993,616
Emerge Energy Services LP	121,800	6,577,200
EOG Resources, Inc.	280,900	25,862,463
Golar LNG Ltd. (d)	750,517	27,371,355
Hoegh LNG Holdings Ltd. (a)	370,700	4,090,980
Noble Energy, Inc.	190,800	9,049,644
		111,383,018
TOTAL ENERGY		207,247,083
FINANCIALS - 8.6%
Banks - 1.5%
First Republic Bank	401,000	20,900,120
HDFC Bank Ltd.	117,289	2,010,048
HDFC Bank Ltd. sponsored ADR	985,949	50,036,912
		72,947,080
Capital Markets - 5.1%
BlackRock, Inc. Class A	117,906	42,158,469
E*TRADE Financial Corp. (a)	1,610,993	39,074,635
Invesco Ltd.	1,048,893	41,452,251
JMP Group, Inc.	240,100	1,829,562
The Blackstone Group LP	2,762,348	93,450,233
Virtus Investment Partners, Inc.	140,900	24,022,041
		241,987,191
Consumer Finance - 0.5%
American Express Co.	269,593	25,082,933
Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc. Class B (a)	93,200	13,993,980
McGraw Hill Financial, Inc.	388,613	34,578,785
		48,572,765
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.5%
Leopalace21 Corp. (a)	320,900	$ 2,024,420
Realogy Holdings Corp. (a)	500,001	22,245,044
		24,269,464
TOTAL FINANCIALS		412,859,433
HEALTH CARE - 18.2%
Biotechnology - 11.5%
Acceleron Pharma, Inc. (a)	190,300	7,414,088
Actelion Ltd.	72,344	8,389,925
Alexion Pharmaceuticals, Inc. (a)	202,281	37,428,053
Biogen Idec, Inc. (a)	241,805	82,080,707
BioMarin Pharmaceutical, Inc. (a)	337,225	30,485,140
Cytokinetics, Inc. warrants 6/25/17 (a)	1,084,980	405,880
Enanta Pharmaceuticals, Inc. (a)	464,280	23,608,638
Gilead Sciences, Inc. (a)	2,546,890	240,069,851
Insmed, Inc. (a)	1,332,202	20,609,165
Medivation, Inc. (a)	268,300	26,725,363
Ophthotech Corp. (a)	198,539	8,908,445
Pfenex, Inc. (a)	403,900	2,956,548
Puma Biotechnology, Inc. (a)	55,700	10,542,339
Vanda Pharmaceuticals, Inc. (a)(d)	574,910	8,232,711
Vertex Pharmaceuticals, Inc. (a)	388,900	46,201,320
		554,058,173
Health Care Equipment & Supplies - 0.3%
Novadaq Technologies, Inc. (a)	732,100	12,167,502
Health Care Providers & Services - 0.2%
Apollo Hospitals Enterprise Ltd. (a)	483,176	8,643,031
Health Care Technology - 0.2%
Cerner Corp. (a)	136,687	8,838,181
Life Sciences Tools & Services - 0.8%
Illumina, Inc. (a)	220,898	40,773,353
Pharmaceuticals - 5.2%
AbbVie, Inc.	767,347	50,215,188
Actavis PLC (a)	423,466	109,004,383
Astellas Pharma, Inc.	3,006,300	41,854,021
Perrigo Co. PLC	155,377	25,972,819
Shire PLC	341,500	24,212,365
		251,258,776
TOTAL HEALTH CARE		875,739,016
INDUSTRIALS - 12.7%
Aerospace & Defense - 3.3%
Textron, Inc.	694,500	29,245,395
TransDigm Group, Inc.	209,696	41,173,810
United Technologies Corp.	782,377	89,973,355
		160,392,560
Airlines - 0.5%
Ryanair Holdings PLC sponsored ADR (a)	349,382	24,900,455

	Shares	Value
Building Products - 0.6%
A.O. Smith Corp.	531,818	$ 29,999,853
Construction & Engineering - 0.5%
Jacobs Engineering Group, Inc. (a)	586,294	26,201,479
Electrical Equipment - 0.5%
AMETEK, Inc.	333,600	17,557,368
Power Solutions International, Inc. (a)(d)	130,043	6,711,519
		24,268,887
Industrial Conglomerates - 2.7%
Danaher Corp.	1,155,126	99,005,849
Roper Industries, Inc.	199,317	31,163,213
		130,169,062
Machinery - 2.0%
Allison Transmission Holdings, Inc.	755,900	25,625,010
Caterpillar, Inc.	333,703	30,543,836
Manitowoc Co., Inc.	1,461,205	32,292,631
Sarine Technologies Ltd.	2,144,000	3,968,023
Sun Hydraulics Corp.	58,700	2,311,606
		94,741,106
Professional Services - 1.1%
Corporate Executive Board Co.	198,800	14,418,964
Verisk Analytics, Inc. (a)	399,504	25,588,231
WageWorks, Inc. (a)	192,729	12,444,512
		52,451,707
Road & Rail - 1.4%
J.B. Hunt Transport Services, Inc.	467,800	39,412,150
Union Pacific Corp.	227,400	27,090,162
		66,502,312
Trading Companies & Distributors - 0.1%
Summit Ascent Holdings Ltd. (a)(d)	9,214,000	4,461,571
TOTAL INDUSTRIALS		614,088,992
INFORMATION TECHNOLOGY - 28.1%
Communications Equipment - 0.4%
QUALCOMM, Inc.	276,300	20,537,379
Electronic Equipment & Components - 0.7%
TE Connectivity Ltd.	533,214	33,725,786
Internet Software & Services - 13.8%
Baidu.com, Inc. sponsored ADR (a)	117,600	26,809,272
Cvent, Inc. (a)(d)	594,275	16,544,616
Facebook, Inc. Class A (a)	5,216,509	406,992,034
Google, Inc.:
Class A (a)	139,798	74,185,207
Class C (a)	199,098	104,805,187
SPS Commerce, Inc. (a)	15,595	883,145
Textura Corp. (a)(d)	1,121,261	31,922,301
		662,141,762
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 1.9%
Gartner, Inc. Class A (a)	411,622	$ 34,662,689
Visa, Inc. Class A	223,568	58,619,530
		93,282,219
Semiconductors & Semiconductor Equipment - 0.0%
Cirrus Logic, Inc. (a)	71,080	1,675,356
Software - 5.3%
Activision Blizzard, Inc.	435,932	8,784,030
Adobe Systems, Inc. (a)	238,300	17,324,410
Computer Modelling Group Ltd.	1,091,400	11,216,488
Electronic Arts, Inc. (a)	1,596,021	75,036,927
salesforce.com, Inc. (a)	1,468,462	87,094,481
SolarWinds, Inc. (a)	739,507	36,849,634
SS&C Technologies Holdings, Inc.	351,508	20,559,703
		256,865,673
Technology Hardware, Storage & Peripherals - 6.0%
Apple, Inc.	2,595,127	286,450,118
TOTAL INFORMATION TECHNOLOGY		1,354,678,293
MATERIALS - 2.6%
Chemicals - 1.5%
FMC Corp.	193,305	11,024,184
Potash Corp. of Saskatchewan, Inc.	484,600	17,130,764
Sherwin-Williams Co.	176,760	46,494,950
		74,649,898
Construction Materials - 1.1%
Caesarstone Sdot-Yam Ltd.	402,322	24,066,902
Eagle Materials, Inc.	210,852	16,031,078
James Hardie Industries PLC sponsored ADR	207,400	11,282,560
		51,380,540
TOTAL MATERIALS		126,030,438
TOTAL COMMON STOCKS (Cost $3,188,236,558)		4,555,393,719
Convertible Preferred Stocks - 0.7%

CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(e)	1,049,416	5,278,562
INFORMATION TECHNOLOGY - 0.6%
Internet Software & Services - 0.5%
Uber Technologies, Inc. Series D, 8.00% (e)	636,240	21,197,990

	Shares	Value
IT Services - 0.1%
AppNexus, Inc. Series E (e)	181,657	$ 4,752,147
TOTAL INFORMATION TECHNOLOGY		25,950,137
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $18,357,314)		31,228,699
Money Market Funds - 6.1%

Fidelity Cash Central Fund, 0.13% (b)	237,123,705	237,123,705
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	55,357,275	55,357,275
TOTAL MONEY MARKET FUNDS (Cost $292,480,980)		292,480,980
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $3,499,074,852)	4,879,103,398
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(60,881,055)
NET ASSETS - 100%	$ 4,818,222,343
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $33,194,696 or 0.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AppNexus, Inc. Series E	8/1/14	$ 3,638,989
Blu Homes, Inc. Series A, 5.00%	6/21/13	$ 4,848,302
NJOY, Inc.	9/11/13	$ 1,968,433
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 9,870,023
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 111,009
Fidelity Securities Lending Cash Central Fund	1,018,496
Total	$ 1,129,505
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 556,026,556	$ 544,623,930	$ 4,158,067	$ 7,244,559
Consumer Staples	414,002,470	413,447,249	555,221	-
Energy	207,247,083	207,247,083	-	-
Financials	412,859,433	408,824,965	4,034,468	-
Health Care	875,739,016	800,623,719	75,115,297	-
Industrials	614,088,992	605,659,398	8,429,594	-
Information Technology	1,380,628,430	1,354,678,293	-	25,950,137
Materials	126,030,438	126,030,438	-	-
Money Market Funds	292,480,980	292,480,980	-	-
Total Investments in Securities:	$ 4,879,103,398	$ 4,753,616,055	$ 92,292,647	$ 33,194,696
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.7%
Ireland	3.6%
Bermuda	1.7%
India	1.3%
Canada	1.1%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $53,979,720) - See accompanying schedule: Unaffiliated issuers (cost $3,206,593,872)	$ 4,586,622,418
Fidelity Central Funds (cost $292,480,980)	292,480,980
Total Investments (cost $3,499,074,852)		$ 4,879,103,398
Receivable for investments sold		80,079
Receivable for fund shares sold		1,986,593
Dividends receivable		862,377
Distributions receivable from Fidelity Central Funds		109,978
Prepaid expenses		10,042
Other receivables		187,686
Total assets		4,882,340,153

Liabilities
Payable for investments purchased	$ 512,341
Payable for fund shares redeemed	5,155,070
Accrued management fee	2,217,519
Distribution and service plan fees payable	227,002
Other affiliated payables	377,185
Other payables and accrued expenses	271,418
Collateral on securities loaned, at value	55,357,275
Total liabilities		64,117,810

Net Assets		$ 4,818,222,343
Net Assets consist of:
Paid in capital		$ 3,296,603,067
Distributions in excess of net investment income		(183,045)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		141,773,325
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,380,028,996
Net Assets		$ 4,818,222,343

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($3,143,665,834 ÷ 49,520,468 shares)	$ 63.48

Service Class: Net Asset Value, offering price and redemption price per share ($521,454,612 ÷ 8,235,117 shares)	$ 63.32

Service Class 2: Net Asset Value, offering price and redemption price per share ($845,165,416 ÷ 13,457,163 shares)	$ 62.80

Service Class 2R: Net Asset Value, offering price and redemption price per share ($38,337,647 ÷ 613,351 shares)	$ 62.51

Investor Class: Net Asset Value, offering price and redemption price per share ($269,598,834 ÷ 4,258,951 shares)	$ 63.30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 45,596,809
Interest		41
Income from Fidelity Central Funds		1,129,505
Total income		46,726,355

Expenses
Management fee	$ 26,251,163
Transfer agent fees	3,354,761
Distribution and service plan fees	2,543,591
Accounting and security lending fees	1,093,555
Custodian fees and expenses	126,495
Independent trustees' compensation	20,779
Audit	80,885
Legal	27,620
Interest	7,138
Miscellaneous	34,481
Total expenses before reductions	33,540,468
Expense reductions	(62,137)	33,478,331
Net investment income (loss)		13,248,024
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	550,118,043
Foreign currency transactions	(285,095)
Futures contracts	1,308,627
Total net realized gain (loss)		551,141,575
Change in net unrealized appreciation (depreciation) on: Investment securities	(58,288,574)
Assets and liabilities in foreign currencies	1,579
Total change in net unrealized appreciation (depreciation)		(58,286,995)
Net gain (loss)		492,854,580
Net increase (decrease) in net assets resulting from operations		$ 506,102,604

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,248,024	$ 9,367,117
Net realized gain (loss)	551,141,575	696,288,243
Change in net unrealized appreciation (depreciation)	(58,286,995)	576,499,103
Net increase (decrease) in net assets resulting from operations	506,102,604	1,282,154,463
Distributions to shareholders from net investment income	(6,645,369)	(9,763,755)
Distributions to shareholders from net realized gain	-	(2,850,414)
Total distributions	(6,645,369)	(12,614,169)
Share transactions - net increase (decrease)	(324,112,807)	(377,103,293)
Redemption fees	88,351	17,166
Total increase (decrease) in net assets	175,432,779	892,454,167

Net Assets
Beginning of period	4,642,789,564	3,750,335,397
End of period (including distributions in excess of net investment income of $183,045 and distributions in excess of net investment income of $1,203,691, respectively)	$ 4,818,222,343	$ 4,642,789,564

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 57.14	$ 42.05	$ 36.89	$ 37.09	$ 30.04
Income from Investment Operations
Net investment income (loss) C	.20	.14	.26	.14	.07
Net realized and unrealized gain (loss)	6.26	15.13	5.16	(.06)	7.18
Total from investment operations	6.46	15.27	5.42	.08	7.25
Distributions from net investment income	(.12)	(.15)	(.26)	(.15) F	(.09)
Distributions from net realized gain	-	(.04)	-	(.12) F	(.11)
Total distributions	(.12)	(.18) J	(.26)	(.28) I	(.20)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 63.48	$ 57.14	$ 42.05	$ 36.89	$ 37.09
Total ReturnA, B	11.30%	36.34%	14.69%	.20%	24.17%
Ratios to Average Net Assets D, G
Expenses before reductions	.65%	.66%	.66%	.66%	.67%
Expenses net of fee waivers, if any	.65%	.65%	.66%	.66%	.66%
Expenses net of all reductions	.64%	.65%	.65%	.66%	.66%
Net investment income (loss)	.34%	.28%	.64%	.36%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,143,666	$ 3,179,928	$ 2,613,977	$ 2,583,122	$ 2,842,307
Portfolio turnover rateE	46%	74%	68%	71%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.123 per share.

J Total distributions of $.18 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.035 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 57.00	$ 41.95	$ 36.81	$ 36.99	$ 29.96
Income from Investment Operations
Net investment income (loss) C	.14	.09	.22	.10	.04
Net realized and unrealized gain (loss)	6.24	15.09	5.13	(.05)	7.16
Total from investment operations	6.38	15.18	5.35	.05	7.20
Distributions from net investment income	(.06)	(.10)	(.21)	(.11) F	(.06)
Distributions from net realized gain	-	(.04)	-	(.12) F	(.11)
Total distributions	(.06)	(.13) I	(.21)	(.23)	(.17)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 63.32	$ 57.00	$ 41.95	$ 36.81	$ 36.99
Total ReturnA, B	11.19%	36.20%	14.54%	.14%	24.06%
Ratios to Average Net Assets D, G
Expenses before reductions	.75%	.76%	.76%	.77%	.77%
Expenses net of fee waivers, if any	.75%	.75%	.76%	.76%	.76%
Expenses net of all reductions	.74%	.75%	.75%	.76%	.76%
Net investment income (loss)	.24%	.18%	.54%	.26%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 521,455	$ 491,959	$ 395,589	$ 395,217	$ 453,063
Portfolio turnover rateE	46%	74%	68%	71%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 56.57	$ 41.64	$ 36.53	$ 36.72	$ 29.75
Income from Investment Operations
Net investment income (loss) C	.05	.01	.16	.04	(.01)
Net realized and unrealized gain (loss)	6.18	14.98	5.10	(.05)	7.10
Total from investment operations	6.23	14.99	5.26	(.01)	7.09
Distributions from net investment income	-	(.02)	(.15)	(.06) F	(.01)
Distributions from net realized gain	-	(.04)	-	(.12) F	(.11)
Total distributions	-	(.06)	(.15)	(.18)	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 62.80	$ 56.57	$ 41.64	$ 36.53	$ 36.72
Total ReturnA, B	11.01%	36.00%	14.40%	(.03)%	23.86%
Ratios to Average Net Assets D, G
Expenses before reductions	.90%	.91%	.91%	.92%	.92%
Expenses net of fee waivers, if any	.90%	.90%	.91%	.91%	.91%
Expenses net of all reductions	.89%	.90%	.90%	.91%	.91%
Net investment income (loss)	.09%	.03%	.39%	.11%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 845,165	$ 739,551	$ 592,407	$ 590,556	$ 584,193
Portfolio turnover rateE	46%	74%	68%	71%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 56.36	$ 41.55	$ 36.46	$ 36.64	$ 29.70
Income from Investment Operations
Net investment income (loss) C	.05	.02	.16	.04	(.01)
Net realized and unrealized gain (loss)	6.17	14.92	5.09	(.05)	7.09
Total from investment operations	6.22	14.94	5.25	(.01)	7.08
Distributions from net investment income	(.07)	(.10)	(.16)	(.05) F	(.03)
Distributions from net realized gain	-	(.04)	-	(.12) F	(.11)
Total distributions	(.07)	(.13) I	(.16)	(.17)	(.14)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 62.51	$ 56.36	$ 41.55	$ 36.46	$ 36.64
Total ReturnA, B	11.04%	35.97%	14.41%	(.02)%	23.86%
Ratios to Average Net Assets D, G
Expenses before reductions	.90%	.90%	.91%	.91%	.92%
Expenses net of fee waivers, if any	.90%	.90%	.91%	.91%	.91%
Expenses net of all reductions	.90%	.90%	.90%	.91%	.91%
Net investment income (loss)	.08%	.03%	.39%	.11%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,338	$ 17,284	$ 5,357	$ 5,202	$ 5,739
Portfolio turnover rateE	46%	74%	68%	71%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 56.99	$ 41.95	$ 36.81	$ 37.00	$ 29.97
Income from Investment Operations
Net investment income (loss) C	.15	.10	.23	.10	.04
Net realized and unrealized gain (loss)	6.24	15.09	5.13	(.05)	7.17
Total from investment operations	6.39	15.19	5.36	.05	7.21
Distributions from net investment income	(.08)	(.11)	(.22)	(.12) F	(.07)
Distributions from net realized gain	-	(.04)	-	(.12) F	(.11)
Total distributions	(.08)	(.15)	(.22)	(.24)	(.18)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 63.30	$ 56.99	$ 41.95	$ 36.81	$ 37.00
Total ReturnA, B	11.20%	36.22%	14.58%	.14%	24.08%
Ratios to Average Net Assets D, G
Expenses before reductions	.73%	.74%	.75%	.75%	.76%
Expenses net of fee waivers, if any	.73%	.73%	.75%	.75%	.75%
Expenses net of all reductions	.73%	.73%	.74%	.74%	.75%
Net investment income (loss)	.25%	.20%	.55%	.27%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 269,599	$ 214,067	$ 143,005	$ 126,551	$ 117,936
Portfolio turnover rateE	46%	74%	68%	71%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective after the close of business on or about April 30, 2015, shares of Service Class 2R will be converted to shares of Service Class 2. After the effective date, Service Class 2R will be closed to new accounts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures contracts, foreign currency transactions, deferred trustees compensation, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,478,376,319
Gross unrealized depreciation	(103,889,467)
Net unrealized appreciation (depreciation) on securities	$ 1,374,486,852

Tax Cost	$ 3,504,616,546

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 147,315,019
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,374,487,302

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 6,645,369	$ 12,614,169

Trading (Redemption) Fees. Service Class 2R shares, held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $1,308,627 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,175,362,616 and $2,674,630,259, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 512,825
Service Class 2	1,986,992
Service Class 2R	43,774
$ 2,543,591

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 2,110,813
Service Class	339,349
Service Class 2	526,625
Service Class 2R	11,453
Investor Class	366,521
$ 3,354,761

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $27,893 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 37,528,190.33%		$ 7,138

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,090.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,557 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $569,400. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,018,496, including $125,659 from securities loaned to FCM.

Annual Report

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $62,137 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 5,797,841	$ 8,183,689
Service Class	478,056	834,735
Service Class 2	-	302,832
Service Class 2R	45,219	28,824
Investor Class	324,253	413,675
Total	$ 6,645,369	$ 9,763,755
From net realized gain
Initial Class	$ -	$ 1,948,498
Service Class	-	301,193
Service Class 2	-	460,831
Service Class 2R	-	10,619
Investor Class	-	129,273
Total	$ -	$ 2,850,414

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	2,233,205	1,850,753	$ 136,246,553	$ 90,925,901
Reinvestment of distributions	90,127	184,188	5,797,841	10,132,187
Shares redeemed	(8,457,263)	(8,540,450)	(515,793,249)	(413,920,350)
Net increase (decrease)	(6,133,931)	(6,505,509)	$ (373,748,855)	$ (312,862,262)
Service Class
Shares sold	704,490	506,606	$ 42,930,044	$ 24,889,515
Reinvestment of distributions	7,450	20,698	478,056	1,135,928
Shares redeemed	(1,108,161)	(1,325,183)	(66,877,454)	(63,783,330)
Net increase (decrease)	(396,221)	(797,879)	$ (23,469,354)	$ (37,757,887)
Service Class 2
Shares sold	3,459,588	1,978,056	$ 208,615,677	$ 97,911,059
Reinvestment of distributions	-	14,022	-	763,663
Shares redeemed	(3,076,660)	(3,143,720)	(185,716,847)	(152,819,651)
Net increase (decrease)	382,928	(1,151,642)	$ 22,898,830	$ (54,144,929)
Service Class 2R
Shares sold	638,965	261,110	$ 39,497,431	$ 13,399,914
Reinvestment of distributions	714	727	45,219	39,443
Shares redeemed	(332,982)	(84,125)	(20,164,989)	(4,065,469)
Net increase (decrease)	306,697	177,712	$ 19,377,661	$ 9,373,888
Investor Class
Shares sold	1,108,502	770,590	$ 67,262,355	$ 38,503,533
Reinvestment of distributions	5,055	9,897	324,253	542,948
Shares redeemed	(611,138)	(432,922)	(36,757,697)	(20,758,584)
Net increase (decrease)	502,419	347,565	$ 30,828,911	$ 18,287,897

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 25% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/06/15	02/06/15	$1.942
Service Class	02/06/15	02/06/15	$1.942
Service Class 2	02/06/15	02/06/15	$1.942
Investor Class	02/06/15	02/06/15	$1.942

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014 $147,315,019, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 100%, Service Class designates 100%, Service Class 2 designates 0%, and Investor Class designates 100%, of the dividends distributed in December 2014 as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

VIP Growth Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Growth Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPGRWT-ANN-0215
1.540077.117

Fidelity® Variable Insurance Products:
Growth Portfolio - Service Class 2R

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP Growth Portfolio - Service Class 2R	11.04%	16.42%	7.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Service Class 2R on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio: For the year, the fund's share classes underperformed the 12.44% gain of the Russell 3000® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, untimely ownership of oil-field services giant Halliburton was the fund's biggest detractor. The fund didn't own the stock in the spring when shares rose on management's optimistic outlook for its North America business. Halliburton was added to the fund in June, along with select energy stocks that I believed would benefit from a U.S. energy renaissance in domestic oil production. Unfortunately, the stock started to sink in July, then plunged through period end alongside a prolonged drop in crude oil prices. An underweighting in Apple also hurt the fund's relative result. Much of the tech giant's revenue comes from its smartphone business, where high global penetration in the industry does not bode well for growth. Additionally, I thought the pace of innovation in the industry overall appeared to be waning. Apple outperformed this period on strong sales and increasing revenue, so our relative position here hurt; however, as the period wore on I became more bullish on the firm's prospects and significantly increased the fund's position. On the flip side, the software & services segment within information technology was a significant source of relative strength for the fund. Here, I continued to seek the primary beneficiaries of the global Internet build-out, including Facebook, by far the fund's biggest relative contributor and easily its largest holding. Shares of the world's largest social network were bolstered by strong mobile-advertising revenue, rising subscribership and wider operating margins. Another winner was Keurig Green Mountain. Keurig's attractive business model and catalysts for growth nicely aligned with my investment strategy. Shares of the single-cup coffee producer soared in early February after the company announced an agreement with Coca-Cola that would allow consumers to produce Coke-branded cold carbonated beverages at home. The firm added a new division, "Keurig Cold," which will include single-serve packs compatible with its upcoming Keurig Cold machines. The stock jumped in early May after the firm announced better-than-expected earnings. Subsequently, Coca-Cola raised its stake in Keurig to 16%, to become the firm's largest shareholder.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.65%
Actual		$ 1,000.00	$ 1,023.80	$ 3.32
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31
Service Class	.75%
Actual		$ 1,000.00	$ 1,023.20	$ 3.82
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82
Service Class 2.90%
Actual		$ 1,000.00	$ 1,022.30	$ 4.59
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Service Class 2R	.90%
Actual		$ 1,000.00	$ 1,022.40	$ 4.59
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Investor Class	.73%
Actual		$ 1,000.00	$ 1,023.30	$ 3.72
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	8.5	7.6
Apple, Inc.	6.0	2.2
Gilead Sciences, Inc.	5.0	4.1
Keurig Green Mountain, Inc.	3.2	3.1
Actavis PLC	2.3	2.0
Google, Inc. Class C	2.2	2.4
Danaher Corp.	2.1	1.9
The Blackstone Group LP	2.0	2.0
United Technologies Corp.	1.9	1.8
Procter & Gamble Co.	1.9	1.6
	35.1
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.7	28.5
Health Care	18.2	14.7
Industrials	12.7	10.7
Consumer Discretionary	11.5	15.4
Consumer Staples	8.6	8.9
Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Stocks 95.2%		Stocks 100.1%
	Short-Term Investments and Net Other Assets (Liabilities) 4.8%		Short-Term Investments and Net Other Assets (Liabilities)† (0.1)%
* Foreign investments	12.3%	** Foreign investments	11.2%

† Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Automobiles - 1.8%
Harley-Davidson, Inc.	798,252	$ 52,612,789
Tesla Motors, Inc. (a)(d)	159,527	35,480,400
		88,093,189
Distributors - 0.2%
LKQ Corp. (a)	413,100	11,616,372
Diversified Consumer Services - 0.7%
Bright Horizons Family Solutions, Inc. (a)	231,700	10,892,217
G8 Education Ltd.	1,094,344	3,696,976
H&R Block, Inc.	408,760	13,767,037
Houghton Mifflin Harcourt Co. (a)	367,000	7,600,570
		35,956,800
Hotels, Restaurants & Leisure - 3.8%
Chipotle Mexican Grill, Inc. (a)	40,994	28,060,803
Domino's Pizza, Inc.	381,500	35,925,855
Dunkin' Brands Group, Inc.	449,295	19,162,432
Starbucks Corp.	819,573	67,245,965
Yum! Brands, Inc.	417,784	30,435,564
		180,830,619
Leisure Products - 0.0%
NJOY, Inc. (a)(e)	243,618	1,965,997
Media - 0.6%
Comcast Corp. Class A (special) (non-vtg.)	466,019	26,826,384
Specialty Retail - 3.2%
Home Depot, Inc.	774,432	81,292,127
Lowe's Companies, Inc.	252,300	17,358,240
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	439,744	56,216,873
		154,867,240
Textiles, Apparel & Luxury Goods - 1.1%
ECLAT Textile Co. Ltd.	45,949	461,091
NIKE, Inc. Class B	521,376	50,130,302
		50,591,393
TOTAL CONSUMER DISCRETIONARY		550,747,994
CONSUMER STAPLES - 8.6%
Beverages - 1.0%
Kweichow Moutai Co. Ltd.	18,300	555,221
SABMiller PLC	462,342	24,219,576
The Coca-Cola Co.	530,038	22,378,204
		47,153,001
Food & Staples Retailing - 0.4%
Whole Foods Market, Inc.	403,266	20,332,672
Food Products - 4.5%
Keurig Green Mountain, Inc.	1,173,537	155,370,431

	Shares	Value
Mead Johnson Nutrition Co. Class A	313,486	$ 31,517,882
The Hershey Co.	289,344	30,071,522
		216,959,835
Household Products - 1.9%
Procter & Gamble Co.	987,723	89,971,688
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	167,400	12,755,880
Herbalife Ltd.	711,655	26,829,394
		39,585,274
TOTAL CONSUMER STAPLES		414,002,470
ENERGY - 4.3%
Energy Equipment & Services - 2.0%
Halliburton Co.	1,000,300	39,341,799
Oceaneering International, Inc.	390,474	22,963,776
Pason Systems, Inc.	815,544	15,366,034
RigNet, Inc. (a)	443,394	18,192,456
		95,864,065
Oil, Gas & Consumable Fuels - 2.3%
Cheniere Energy, Inc. (a)	261,900	18,437,760
Continental Resources, Inc. (a)(d)	521,210	19,993,616
Emerge Energy Services LP	121,800	6,577,200
EOG Resources, Inc.	280,900	25,862,463
Golar LNG Ltd. (d)	750,517	27,371,355
Hoegh LNG Holdings Ltd. (a)	370,700	4,090,980
Noble Energy, Inc.	190,800	9,049,644
		111,383,018
TOTAL ENERGY		207,247,083
FINANCIALS - 8.6%
Banks - 1.5%
First Republic Bank	401,000	20,900,120
HDFC Bank Ltd.	117,289	2,010,048
HDFC Bank Ltd. sponsored ADR	985,949	50,036,912
		72,947,080
Capital Markets - 5.1%
BlackRock, Inc. Class A	117,906	42,158,469
E*TRADE Financial Corp. (a)	1,610,993	39,074,635
Invesco Ltd.	1,048,893	41,452,251
JMP Group, Inc.	240,100	1,829,562
The Blackstone Group LP	2,762,348	93,450,233
Virtus Investment Partners, Inc.	140,900	24,022,041
		241,987,191
Consumer Finance - 0.5%
American Express Co.	269,593	25,082,933
Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc. Class B (a)	93,200	13,993,980
McGraw Hill Financial, Inc.	388,613	34,578,785
		48,572,765
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.5%
Leopalace21 Corp. (a)	320,900	$ 2,024,420
Realogy Holdings Corp. (a)	500,001	22,245,044
		24,269,464
TOTAL FINANCIALS		412,859,433
HEALTH CARE - 18.2%
Biotechnology - 11.5%
Acceleron Pharma, Inc. (a)	190,300	7,414,088
Actelion Ltd.	72,344	8,389,925
Alexion Pharmaceuticals, Inc. (a)	202,281	37,428,053
Biogen Idec, Inc. (a)	241,805	82,080,707
BioMarin Pharmaceutical, Inc. (a)	337,225	30,485,140
Cytokinetics, Inc. warrants 6/25/17 (a)	1,084,980	405,880
Enanta Pharmaceuticals, Inc. (a)	464,280	23,608,638
Gilead Sciences, Inc. (a)	2,546,890	240,069,851
Insmed, Inc. (a)	1,332,202	20,609,165
Medivation, Inc. (a)	268,300	26,725,363
Ophthotech Corp. (a)	198,539	8,908,445
Pfenex, Inc. (a)	403,900	2,956,548
Puma Biotechnology, Inc. (a)	55,700	10,542,339
Vanda Pharmaceuticals, Inc. (a)(d)	574,910	8,232,711
Vertex Pharmaceuticals, Inc. (a)	388,900	46,201,320
		554,058,173
Health Care Equipment & Supplies - 0.3%
Novadaq Technologies, Inc. (a)	732,100	12,167,502
Health Care Providers & Services - 0.2%
Apollo Hospitals Enterprise Ltd. (a)	483,176	8,643,031
Health Care Technology - 0.2%
Cerner Corp. (a)	136,687	8,838,181
Life Sciences Tools & Services - 0.8%
Illumina, Inc. (a)	220,898	40,773,353
Pharmaceuticals - 5.2%
AbbVie, Inc.	767,347	50,215,188
Actavis PLC (a)	423,466	109,004,383
Astellas Pharma, Inc.	3,006,300	41,854,021
Perrigo Co. PLC	155,377	25,972,819
Shire PLC	341,500	24,212,365
		251,258,776
TOTAL HEALTH CARE		875,739,016
INDUSTRIALS - 12.7%
Aerospace & Defense - 3.3%
Textron, Inc.	694,500	29,245,395
TransDigm Group, Inc.	209,696	41,173,810
United Technologies Corp.	782,377	89,973,355
		160,392,560
Airlines - 0.5%
Ryanair Holdings PLC sponsored ADR (a)	349,382	24,900,455

	Shares	Value
Building Products - 0.6%
A.O. Smith Corp.	531,818	$ 29,999,853
Construction & Engineering - 0.5%
Jacobs Engineering Group, Inc. (a)	586,294	26,201,479
Electrical Equipment - 0.5%
AMETEK, Inc.	333,600	17,557,368
Power Solutions International, Inc. (a)(d)	130,043	6,711,519
		24,268,887
Industrial Conglomerates - 2.7%
Danaher Corp.	1,155,126	99,005,849
Roper Industries, Inc.	199,317	31,163,213
		130,169,062
Machinery - 2.0%
Allison Transmission Holdings, Inc.	755,900	25,625,010
Caterpillar, Inc.	333,703	30,543,836
Manitowoc Co., Inc.	1,461,205	32,292,631
Sarine Technologies Ltd.	2,144,000	3,968,023
Sun Hydraulics Corp.	58,700	2,311,606
		94,741,106
Professional Services - 1.1%
Corporate Executive Board Co.	198,800	14,418,964
Verisk Analytics, Inc. (a)	399,504	25,588,231
WageWorks, Inc. (a)	192,729	12,444,512
		52,451,707
Road & Rail - 1.4%
J.B. Hunt Transport Services, Inc.	467,800	39,412,150
Union Pacific Corp.	227,400	27,090,162
		66,502,312
Trading Companies & Distributors - 0.1%
Summit Ascent Holdings Ltd. (a)(d)	9,214,000	4,461,571
TOTAL INDUSTRIALS		614,088,992
INFORMATION TECHNOLOGY - 28.1%
Communications Equipment - 0.4%
QUALCOMM, Inc.	276,300	20,537,379
Electronic Equipment & Components - 0.7%
TE Connectivity Ltd.	533,214	33,725,786
Internet Software & Services - 13.8%
Baidu.com, Inc. sponsored ADR (a)	117,600	26,809,272
Cvent, Inc. (a)(d)	594,275	16,544,616
Facebook, Inc. Class A (a)	5,216,509	406,992,034
Google, Inc.:
Class A (a)	139,798	74,185,207
Class C (a)	199,098	104,805,187
SPS Commerce, Inc. (a)	15,595	883,145
Textura Corp. (a)(d)	1,121,261	31,922,301
		662,141,762
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 1.9%
Gartner, Inc. Class A (a)	411,622	$ 34,662,689
Visa, Inc. Class A	223,568	58,619,530
		93,282,219
Semiconductors & Semiconductor Equipment - 0.0%
Cirrus Logic, Inc. (a)	71,080	1,675,356
Software - 5.3%
Activision Blizzard, Inc.	435,932	8,784,030
Adobe Systems, Inc. (a)	238,300	17,324,410
Computer Modelling Group Ltd.	1,091,400	11,216,488
Electronic Arts, Inc. (a)	1,596,021	75,036,927
salesforce.com, Inc. (a)	1,468,462	87,094,481
SolarWinds, Inc. (a)	739,507	36,849,634
SS&C Technologies Holdings, Inc.	351,508	20,559,703
		256,865,673
Technology Hardware, Storage & Peripherals - 6.0%
Apple, Inc.	2,595,127	286,450,118
TOTAL INFORMATION TECHNOLOGY		1,354,678,293
MATERIALS - 2.6%
Chemicals - 1.5%
FMC Corp.	193,305	11,024,184
Potash Corp. of Saskatchewan, Inc.	484,600	17,130,764
Sherwin-Williams Co.	176,760	46,494,950
		74,649,898
Construction Materials - 1.1%
Caesarstone Sdot-Yam Ltd.	402,322	24,066,902
Eagle Materials, Inc.	210,852	16,031,078
James Hardie Industries PLC sponsored ADR	207,400	11,282,560
		51,380,540
TOTAL MATERIALS		126,030,438
TOTAL COMMON STOCKS (Cost $3,188,236,558)		4,555,393,719
Convertible Preferred Stocks - 0.7%

CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(e)	1,049,416	5,278,562
INFORMATION TECHNOLOGY - 0.6%
Internet Software & Services - 0.5%
Uber Technologies, Inc. Series D, 8.00% (e)	636,240	21,197,990

	Shares	Value
IT Services - 0.1%
AppNexus, Inc. Series E (e)	181,657	$ 4,752,147
TOTAL INFORMATION TECHNOLOGY		25,950,137
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $18,357,314)		31,228,699
Money Market Funds - 6.1%

Fidelity Cash Central Fund, 0.13% (b)	237,123,705	237,123,705
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	55,357,275	55,357,275
TOTAL MONEY MARKET FUNDS (Cost $292,480,980)		292,480,980
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $3,499,074,852)	4,879,103,398
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(60,881,055)
NET ASSETS - 100%	$ 4,818,222,343
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $33,194,696 or 0.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AppNexus, Inc. Series E	8/1/14	$ 3,638,989
Blu Homes, Inc. Series A, 5.00%	6/21/13	$ 4,848,302
NJOY, Inc.	9/11/13	$ 1,968,433
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 9,870,023
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 111,009
Fidelity Securities Lending Cash Central Fund	1,018,496
Total	$ 1,129,505
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 556,026,556	$ 544,623,930	$ 4,158,067	$ 7,244,559
Consumer Staples	414,002,470	413,447,249	555,221	-
Energy	207,247,083	207,247,083	-	-
Financials	412,859,433	408,824,965	4,034,468	-
Health Care	875,739,016	800,623,719	75,115,297	-
Industrials	614,088,992	605,659,398	8,429,594	-
Information Technology	1,380,628,430	1,354,678,293	-	25,950,137
Materials	126,030,438	126,030,438	-	-
Money Market Funds	292,480,980	292,480,980	-	-
Total Investments in Securities:	$ 4,879,103,398	$ 4,753,616,055	$ 92,292,647	$ 33,194,696
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.7%
Ireland	3.6%
Bermuda	1.7%
India	1.3%
Canada	1.1%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $53,979,720) - See accompanying schedule: Unaffiliated issuers (cost $3,206,593,872)	$ 4,586,622,418
Fidelity Central Funds (cost $292,480,980)	292,480,980
Total Investments (cost $3,499,074,852)		$ 4,879,103,398
Receivable for investments sold		80,079
Receivable for fund shares sold		1,986,593
Dividends receivable		862,377
Distributions receivable from Fidelity Central Funds		109,978
Prepaid expenses		10,042
Other receivables		187,686
Total assets		4,882,340,153

Liabilities
Payable for investments purchased	$ 512,341
Payable for fund shares redeemed	5,155,070
Accrued management fee	2,217,519
Distribution and service plan fees payable	227,002
Other affiliated payables	377,185
Other payables and accrued expenses	271,418
Collateral on securities loaned, at value	55,357,275
Total liabilities		64,117,810

Net Assets		$ 4,818,222,343
Net Assets consist of:
Paid in capital		$ 3,296,603,067
Distributions in excess of net investment income		(183,045)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		141,773,325
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,380,028,996
Net Assets		$ 4,818,222,343

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($3,143,665,834 ÷ 49,520,468 shares)	$ 63.48

Service Class: Net Asset Value, offering price and redemption price per share ($521,454,612 ÷ 8,235,117 shares)	$ 63.32

Service Class 2: Net Asset Value, offering price and redemption price per share ($845,165,416 ÷ 13,457,163 shares)	$ 62.80

Service Class 2R: Net Asset Value, offering price and redemption price per share ($38,337,647 ÷ 613,351 shares)	$ 62.51

Investor Class: Net Asset Value, offering price and redemption price per share ($269,598,834 ÷ 4,258,951 shares)	$ 63.30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 45,596,809
Interest		41
Income from Fidelity Central Funds		1,129,505
Total income		46,726,355

Expenses
Management fee	$ 26,251,163
Transfer agent fees	3,354,761
Distribution and service plan fees	2,543,591
Accounting and security lending fees	1,093,555
Custodian fees and expenses	126,495
Independent trustees' compensation	20,779
Audit	80,885
Legal	27,620
Interest	7,138
Miscellaneous	34,481
Total expenses before reductions	33,540,468
Expense reductions	(62,137)	33,478,331
Net investment income (loss)		13,248,024
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	550,118,043
Foreign currency transactions	(285,095)
Futures contracts	1,308,627
Total net realized gain (loss)		551,141,575
Change in net unrealized appreciation (depreciation) on: Investment securities	(58,288,574)
Assets and liabilities in foreign currencies	1,579
Total change in net unrealized appreciation (depreciation)		(58,286,995)
Net gain (loss)		492,854,580
Net increase (decrease) in net assets resulting from operations		$ 506,102,604

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,248,024	$ 9,367,117
Net realized gain (loss)	551,141,575	696,288,243
Change in net unrealized appreciation (depreciation)	(58,286,995)	576,499,103
Net increase (decrease) in net assets resulting from operations	506,102,604	1,282,154,463
Distributions to shareholders from net investment income	(6,645,369)	(9,763,755)
Distributions to shareholders from net realized gain	-	(2,850,414)
Total distributions	(6,645,369)	(12,614,169)
Share transactions - net increase (decrease)	(324,112,807)	(377,103,293)
Redemption fees	88,351	17,166
Total increase (decrease) in net assets	175,432,779	892,454,167

Net Assets
Beginning of period	4,642,789,564	3,750,335,397
End of period (including distributions in excess of net investment income of $183,045 and distributions in excess of net investment income of $1,203,691, respectively)	$ 4,818,222,343	$ 4,642,789,564

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 57.14	$ 42.05	$ 36.89	$ 37.09	$ 30.04
Income from Investment Operations
Net investment income (loss) C	.20	.14	.26	.14	.07
Net realized and unrealized gain (loss)	6.26	15.13	5.16	(.06)	7.18
Total from investment operations	6.46	15.27	5.42	.08	7.25
Distributions from net investment income	(.12)	(.15)	(.26)	(.15) F	(.09)
Distributions from net realized gain	-	(.04)	-	(.12) F	(.11)
Total distributions	(.12)	(.18) J	(.26)	(.28) I	(.20)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 63.48	$ 57.14	$ 42.05	$ 36.89	$ 37.09
Total ReturnA, B	11.30%	36.34%	14.69%	.20%	24.17%
Ratios to Average Net Assets D, G
Expenses before reductions	.65%	.66%	.66%	.66%	.67%
Expenses net of fee waivers, if any	.65%	.65%	.66%	.66%	.66%
Expenses net of all reductions	.64%	.65%	.65%	.66%	.66%
Net investment income (loss)	.34%	.28%	.64%	.36%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,143,666	$ 3,179,928	$ 2,613,977	$ 2,583,122	$ 2,842,307
Portfolio turnover rateE	46%	74%	68%	71%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.123 per share.

J Total distributions of $.18 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.035 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 57.00	$ 41.95	$ 36.81	$ 36.99	$ 29.96
Income from Investment Operations
Net investment income (loss) C	.14	.09	.22	.10	.04
Net realized and unrealized gain (loss)	6.24	15.09	5.13	(.05)	7.16
Total from investment operations	6.38	15.18	5.35	.05	7.20
Distributions from net investment income	(.06)	(.10)	(.21)	(.11) F	(.06)
Distributions from net realized gain	-	(.04)	-	(.12) F	(.11)
Total distributions	(.06)	(.13) I	(.21)	(.23)	(.17)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 63.32	$ 57.00	$ 41.95	$ 36.81	$ 36.99
Total ReturnA, B	11.19%	36.20%	14.54%	.14%	24.06%
Ratios to Average Net Assets D, G
Expenses before reductions	.75%	.76%	.76%	.77%	.77%
Expenses net of fee waivers, if any	.75%	.75%	.76%	.76%	.76%
Expenses net of all reductions	.74%	.75%	.75%	.76%	.76%
Net investment income (loss)	.24%	.18%	.54%	.26%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 521,455	$ 491,959	$ 395,589	$ 395,217	$ 453,063
Portfolio turnover rateE	46%	74%	68%	71%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 56.57	$ 41.64	$ 36.53	$ 36.72	$ 29.75
Income from Investment Operations
Net investment income (loss) C	.05	.01	.16	.04	(.01)
Net realized and unrealized gain (loss)	6.18	14.98	5.10	(.05)	7.10
Total from investment operations	6.23	14.99	5.26	(.01)	7.09
Distributions from net investment income	-	(.02)	(.15)	(.06) F	(.01)
Distributions from net realized gain	-	(.04)	-	(.12) F	(.11)
Total distributions	-	(.06)	(.15)	(.18)	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 62.80	$ 56.57	$ 41.64	$ 36.53	$ 36.72
Total ReturnA, B	11.01%	36.00%	14.40%	(.03)%	23.86%
Ratios to Average Net Assets D, G
Expenses before reductions	.90%	.91%	.91%	.92%	.92%
Expenses net of fee waivers, if any	.90%	.90%	.91%	.91%	.91%
Expenses net of all reductions	.89%	.90%	.90%	.91%	.91%
Net investment income (loss)	.09%	.03%	.39%	.11%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 845,165	$ 739,551	$ 592,407	$ 590,556	$ 584,193
Portfolio turnover rateE	46%	74%	68%	71%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 56.36	$ 41.55	$ 36.46	$ 36.64	$ 29.70
Income from Investment Operations
Net investment income (loss) C	.05	.02	.16	.04	(.01)
Net realized and unrealized gain (loss)	6.17	14.92	5.09	(.05)	7.09
Total from investment operations	6.22	14.94	5.25	(.01)	7.08
Distributions from net investment income	(.07)	(.10)	(.16)	(.05) F	(.03)
Distributions from net realized gain	-	(.04)	-	(.12) F	(.11)
Total distributions	(.07)	(.13) I	(.16)	(.17)	(.14)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 62.51	$ 56.36	$ 41.55	$ 36.46	$ 36.64
Total ReturnA, B	11.04%	35.97%	14.41%	(.02)%	23.86%
Ratios to Average Net Assets D, G
Expenses before reductions	.90%	.90%	.91%	.91%	.92%
Expenses net of fee waivers, if any	.90%	.90%	.91%	.91%	.91%
Expenses net of all reductions	.90%	.90%	.90%	.91%	.91%
Net investment income (loss)	.08%	.03%	.39%	.11%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,338	$ 17,284	$ 5,357	$ 5,202	$ 5,739
Portfolio turnover rateE	46%	74%	68%	71%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 56.99	$ 41.95	$ 36.81	$ 37.00	$ 29.97
Income from Investment Operations
Net investment income (loss) C	.15	.10	.23	.10	.04
Net realized and unrealized gain (loss)	6.24	15.09	5.13	(.05)	7.17
Total from investment operations	6.39	15.19	5.36	.05	7.21
Distributions from net investment income	(.08)	(.11)	(.22)	(.12) F	(.07)
Distributions from net realized gain	-	(.04)	-	(.12) F	(.11)
Total distributions	(.08)	(.15)	(.22)	(.24)	(.18)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 63.30	$ 56.99	$ 41.95	$ 36.81	$ 37.00
Total ReturnA, B	11.20%	36.22%	14.58%	.14%	24.08%
Ratios to Average Net Assets D, G
Expenses before reductions	.73%	.74%	.75%	.75%	.76%
Expenses net of fee waivers, if any	.73%	.73%	.75%	.75%	.75%
Expenses net of all reductions	.73%	.73%	.74%	.74%	.75%
Net investment income (loss)	.25%	.20%	.55%	.27%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 269,599	$ 214,067	$ 143,005	$ 126,551	$ 117,936
Portfolio turnover rateE	46%	74%	68%	71%	75%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective after the close of business on or about April 30, 2015, shares of Service Class 2R will be converted to shares of Service Class 2. After the effective date, Service Class 2R will be closed to new accounts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures contracts, foreign currency transactions, deferred trustees compensation, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,478,376,319
Gross unrealized depreciation	(103,889,467)
Net unrealized appreciation (depreciation) on securities	$ 1,374,486,852

Tax Cost	$ 3,504,616,546

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 147,315,019
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,374,487,302

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 6,645,369	$ 12,614,169

Trading (Redemption) Fees. Service Class 2R shares, held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $1,308,627 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,175,362,616 and $2,674,630,259, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 512,825
Service Class 2	1,986,992
Service Class 2R	43,774
$ 2,543,591

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 2,110,813
Service Class	339,349
Service Class 2	526,625
Service Class 2R	11,453
Investor Class	366,521
$ 3,354,761

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $27,893 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 37,528,190.33%		$ 7,138

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,090.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,557 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $569,400. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,018,496, including $125,659 from securities loaned to FCM.

Annual Report

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $62,137 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 5,797,841	$ 8,183,689
Service Class	478,056	834,735
Service Class 2	-	302,832
Service Class 2R	45,219	28,824
Investor Class	324,253	413,675
Total	$ 6,645,369	$ 9,763,755
From net realized gain
Initial Class	$ -	$ 1,948,498
Service Class	-	301,193
Service Class 2	-	460,831
Service Class 2R	-	10,619
Investor Class	-	129,273
Total	$ -	$ 2,850,414

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	2,233,205	1,850,753	$ 136,246,553	$ 90,925,901
Reinvestment of distributions	90,127	184,188	5,797,841	10,132,187
Shares redeemed	(8,457,263)	(8,540,450)	(515,793,249)	(413,920,350)
Net increase (decrease)	(6,133,931)	(6,505,509)	$ (373,748,855)	$ (312,862,262)
Service Class
Shares sold	704,490	506,606	$ 42,930,044	$ 24,889,515
Reinvestment of distributions	7,450	20,698	478,056	1,135,928
Shares redeemed	(1,108,161)	(1,325,183)	(66,877,454)	(63,783,330)
Net increase (decrease)	(396,221)	(797,879)	$ (23,469,354)	$ (37,757,887)
Service Class 2
Shares sold	3,459,588	1,978,056	$ 208,615,677	$ 97,911,059
Reinvestment of distributions	-	14,022	-	763,663
Shares redeemed	(3,076,660)	(3,143,720)	(185,716,847)	(152,819,651)
Net increase (decrease)	382,928	(1,151,642)	$ 22,898,830	$ (54,144,929)
Service Class 2R
Shares sold	638,965	261,110	$ 39,497,431	$ 13,399,914
Reinvestment of distributions	714	727	45,219	39,443
Shares redeemed	(332,982)	(84,125)	(20,164,989)	(4,065,469)
Net increase (decrease)	306,697	177,712	$ 19,377,661	$ 9,373,888
Investor Class
Shares sold	1,108,502	770,590	$ 67,262,355	$ 38,503,533
Reinvestment of distributions	5,055	9,897	324,253	542,948
Shares redeemed	(611,138)	(432,922)	(36,757,697)	(20,758,584)
Net increase (decrease)	502,419	347,565	$ 30,828,911	$ 18,287,897

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 25% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Service Class 2R	02/06/15	02/06/15	$1.942

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014 $147,315,019, or, if subsequently determined to be different, the net capital gain of such year.

Service Class 2R designates 100% of the dividends distributed in December 2014 as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

VIP Growth Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Growth Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPGRWTR-ANN-0215
1.811845.110

Fidelity® Variable Insurance Products:
Equity-Income Portfolio

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income PortfolioSM - Initial Class	8.85%	13.73%	6.26%
VIP Equity-Income Portfolio - Service Class	8.74%	13.62%	6.15%
VIP Equity-Income Portfolio - Service Class 2	8.57%	13.45%	5.99%
VIP Equity-Income Portfolio - Investor Class A	8.77%	13.63%	6.16%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM - Initial Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit gain for the third consecutive year. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.75%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.89% amid growth and valuation worries. Utilities (+29%) ended the year as the top-performing sector in the S&P 500®, lifted by fourth-quarter demand for U.S.-focused, dividend-paying stocks. Health care (+25%), a much larger index component, also gained strongly, as did information technology (+20%) and consumer staples (+16%). Conversely, energy (-8%) was by far the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears, and unrest in Syria, Iraq and Ukraine. Yet stocks still gained for the fourth quarter, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from James Morrow, Lead Portfolio Manager of Fidelity VIP Equity-Income Fund: For the year ending December 31, 2014, the fund's share classes trailed the 12.70% gain of the benchmark Russell 3000® Value Index. (For specific portfolio results, please refer to the performance section of this report.) Compared with the benchmark, the fund was hurt by weak security selection in the information technology and financials sectors, whereas stock picking in consumer staples modestly contributed. During the year, the fund's exposure to financials grew as I reduced its underweighting, partly reflecting the opportunities I saw among certain banks, as well as alternative asset managers. Meanwhile, I cut back in health care, especially large-cap pharmaceutical firms. As the stocks gained, I saw more risk and thus reduced or eliminated exposure to various drugmakers, including two top relative contributors - Merck and the U.K.'s out-of-index AstraZeneca, the latter of which was liquidated by year end. The biggest negative was a large cash stake in a rising market. In retrospect, I positioned the fund too conservatively. But my approach involves being disciplined about not overpaying for stocks, and I generally had a tough time finding compelling buying opportunities. In information technology, IT consultant IBM hampered results. I think the market was too quick to seize on IBM's business challenges and too slow to recognize its long-term growth opportunities. I still firmly believe in IBM's prospects, but in retrospect I held too much of this non-index stock, which plunged in October after the company abandoned its prior earnings forecast. The fund also was hurt by avoiding chipmaker and benchmark component Intel. The stock was up sharply but we did not own it because of my concerns about the company's business model and relatively high debt. Instead, I preferred a name such as system-on-a-chip maker Broadcom, a top individual contributor that I thought offered a much better risk/reward trade-off. Elsewhere, as the price of oil fell, limited exposure to weak-performing Exxon Mobil proved the fund's top relative contributor. In the convertible securities and high yield subportfolio, the biggest individual detractor by far was GT Advanced Technologies, a maker of sapphire glass, whose convertible bonds we owned.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.54%
Actual		$ 1,000.00	$ 1,009.10	$ 2.73
HypotheticalA		$ 1,000.00	$ 1,022.48	$ 2.75
Service Class	.64%
Actual		$ 1,000.00	$ 1,008.60	$ 3.24
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26
Service Class 2.79%
Actual		$ 1,000.00	$ 1,007.70	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2R	.79%
Actual		$ 1,000.00	$ 1,008.20	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Investor Class	.62%
Actual		$ 1,000.00	$ 1,008.50	$ 3.14
HypotheticalA		$ 1,000.00	$ 1,022.08	$ 3.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.2	4.0
Johnson & Johnson	4.0	2.1
General Electric Co.	3.2	2.3
Chevron Corp.	2.8	3.1
Cisco Systems, Inc.	2.6	2.5
Procter & Gamble Co.	2.5	2.0
United Parcel Service, Inc. Class B	2.2	1.6
MetLife, Inc.	2.2	2.4
Wells Fargo & Co.	2.0	1.8
Verizon Communications, Inc.	1.8	1.8
	27.5
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	24.3
Information Technology	11.3	12.7
Industrials	11.1	9.5
Energy	10.7	15.5
Health Care	10.7	8.8
Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Stocks 93.7%		Stocks 93.4%
	Bonds 3.0%		Bonds 3.6%
	Short-Term Investments and Net Other Assets (Liabilities) 3.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.0%
	Other Investments 0.1%		Other Investments 0.0%†
* Foreign investments	8.7%	** Foreign investments	10.5%
* Written Options	(0.1)%	** Written Options	(0.1)%

† Amount represents less than 0.1%.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 92.2%
	Shares	Value
CONSUMER DISCRETIONARY - 8.0%
Auto Components - 0.3%
Gentex Corp.	542,757	$ 19,609,810
Automobiles - 0.1%
Ford Motor Co.	378,061	5,859,946
Hotels, Restaurants & Leisure - 2.3%
Darden Restaurants, Inc.	534,099	31,314,224
Dunkin' Brands Group, Inc.	128,900	5,497,585
McDonald's Corp.	450,600	42,221,220
Starwood Hotels & Resorts Worldwide, Inc.	159,700	12,946,879
Texas Roadhouse, Inc. Class A	540,297	18,240,427
Yum! Brands, Inc.	488,900	35,616,365
		145,836,700
Household Durables - 0.2%
M.D.C. Holdings, Inc. (e)	260,700	6,900,729
Tupperware Brands Corp.	106,400	6,703,200
		13,603,929
Leisure Products - 0.3%
New Academy Holding Co. LLC unit (a)(j)(k)	127,200	21,697,776
Media - 1.8%
Comcast Corp. Class A	1,661,543	96,386,109
Sinclair Broadcast Group, Inc. Class A	593,604	16,241,005
		112,627,114
Multiline Retail - 1.9%
Kohl's Corp.	501,275	30,597,826
Macy's, Inc.	246,900	16,233,675
Target Corp.	968,060	73,485,435
		120,316,936
Specialty Retail - 0.8%
Foot Locker, Inc.	351,785	19,763,281
GNC Holdings, Inc.	305,900	14,365,064
PetSmart, Inc.	162,600	13,218,567
		47,346,912
Textiles, Apparel & Luxury Goods - 0.3%
Japan Tobacco, Inc.	611,000	16,816,423
TOTAL CONSUMER DISCRETIONARY		503,715,546
CONSUMER STAPLES - 8.5%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	433,800	32,326,776
PepsiCo, Inc.	168,057	15,891,470
The Coca-Cola Co.	119,041	5,025,911
		53,244,157
Food & Staples Retailing - 2.3%
CVS Health Corp.	633,700	61,031,647
Tesco PLC	1,564,100	4,560,444

	Shares	Value
Wal-Mart Stores, Inc.	371,378	$ 31,893,943
Walgreens Boots Alliance, Inc. (h)	599,107	45,651,953
		143,137,987
Food Products - 0.9%
B&G Foods, Inc. Class A	225,213	6,733,869
Kellogg Co.	762,557	49,901,730
		56,635,599
Household Products - 2.5%
Procter & Gamble Co.	1,734,019	157,951,791
Tobacco - 2.0%
Lorillard, Inc.	922,215	58,044,212
Philip Morris International, Inc.	427,284	34,802,282
Reynolds American, Inc.	466,800	30,001,236
		122,847,730
TOTAL CONSUMER STAPLES		533,817,264
ENERGY - 10.3%
Energy Equipment & Services - 0.6%
Ensco PLC Class A	605,376	18,131,011
National Oilwell Varco, Inc.	212,806	13,945,177
Oceaneering International, Inc.	126,800	7,457,108
		39,533,296
Oil, Gas & Consumable Fuels - 9.7%
Access Midstream Partners LP	220,900	11,972,780
Anadarko Petroleum Corp.	332,986	27,471,345
Apache Corp.	571,768	35,832,701
Cameco Corp. (e)	472,100	7,741,010
Chevron Corp.	1,560,580	175,065,864
CONSOL Energy, Inc.	605,735	20,479,900
EV Energy Partners LP	355,311	6,846,843
Exxon Mobil Corp.	508,369	46,998,714
Foresight Energy LP	283,900	4,789,393
HollyFrontier Corp.	152,485	5,715,138
Imperial Oil Ltd.	276,100	11,894,306
Kinder Morgan Holding Co. LLC	660,600	27,949,986
Legacy Reserves LP	935,301	10,690,490
Markwest Energy Partners LP	557,529	37,460,374
Royal Dutch Shell PLC Class A sponsored ADR	375,229	25,121,582
Suncor Energy, Inc.	1,964,800	62,404,132
The Williams Companies, Inc.	1,780,249	80,004,390
Williams Partners LP	246,000	11,008,500
		609,447,448
TOTAL ENERGY		648,980,744
FINANCIALS - 25.0%
Banks - 11.7%
Bank of America Corp.	2,418,000	43,258,020
CIT Group, Inc.	187,438	8,965,160
Comerica, Inc.	597,248	27,975,096
FirstMerit Corp.	1,072,521	20,259,922
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
JPMorgan Chase & Co.	4,205,564	$ 263,184,191
KeyCorp	678,100	9,425,590
M&T Bank Corp.	514,291	64,605,235
PNC Financial Services Group, Inc.	165,000	15,052,950
Regions Financial Corp.	903,400	9,539,904
Standard Chartered PLC (United Kingdom)	1,067,720	16,025,749
SunTrust Banks, Inc.	1,103,600	46,240,840
TCF Financial Corp.	164,800	2,618,672
U.S. Bancorp	1,714,338	77,059,493
Valley National Bancorp (e)	583,100	5,661,901
Wells Fargo & Co.	2,311,286	126,704,699
		736,577,422
Capital Markets - 5.3%
Apollo Global Management LLC Class A	415,450	9,796,311
Apollo Investment Corp.	2,524,963	18,735,225
Ares Capital Corp.	1,020,795	15,929,506
Ares Management LP	491,400	8,422,596
Ashmore Group PLC	1,111,513	4,850,732
Carlyle Group LP	299,200	8,228,000
Greenhill & Co., Inc.	166,803	7,272,611
KKR & Co. LP	4,306,421	99,952,031
Morgan Stanley	937,175	36,362,390
State Street Corp.	407,602	31,996,757
The Blackstone Group LP	2,749,226	93,006,316
		334,552,475
Diversified Financial Services - 0.1%
TPG Specialty Lending, Inc.	398,000	6,694,360
Insurance - 5.2%
ACE Ltd.	540,811	62,128,368
Allied World Assurance Co.	331,300	12,562,896
Brasil Insurance Participacoes e Administracao SA	1,341,300	1,715,605
MetLife, Inc.	2,499,370	135,190,923
Prudential Financial, Inc.	344,462	31,160,033
The Chubb Corp.	429,100	44,398,977
The Travelers Companies, Inc.	363,945	38,523,578
		325,680,380
Real Estate Investment Trusts - 2.6%
American Capital Agency Corp.	1,160,048	25,323,848
American Homes 4 Rent (f)	262,132	4,464,108
Annaly Capital Management, Inc.	2,109,809	22,807,035
Coresite Realty Corp.	247,347	9,658,900
Cousins Properties, Inc.	530,000	6,052,600
Duke Realty LP	607,400	12,269,480
First Potomac Realty Trust	1,231,757	15,224,517
Home Properties, Inc.	343,872	22,558,003
Piedmont Office Realty Trust, Inc. Class A	471,324	8,879,744

	Shares	Value
Retail Properties America, Inc.	710,432	$ 11,857,110
Sabra Health Care REIT, Inc.	210,900	6,405,033
Two Harbors Investment Corp.	1,131,634	11,338,973
Ventas, Inc.	109,690	7,864,773
		164,704,124
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	359,608	6,012,646
TOTAL FINANCIALS		1,574,221,407
HEALTH CARE - 9.8%
Biotechnology - 0.3%
Amgen, Inc. (h)	108,871	17,342,062
Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	242,500	17,772,825
Covidien PLC	192,000	19,637,760
DENTSPLY International, Inc.	200,400	10,675,308
Medtronic, Inc.	409,400	29,558,680
Meridian Bioscience, Inc.	629,200	10,356,632
St. Jude Medical, Inc.	105,946	6,889,668
		94,890,873
Health Care Providers & Services - 0.7%
UnitedHealth Group, Inc.	419,423	42,399,471
Pharmaceuticals - 7.3%
Astellas Pharma, Inc.	1,043,600	14,529,108
GlaxoSmithKline PLC	1,814,600	38,929,683
Johnson & Johnson	2,380,968	248,977,824
Merck & Co., Inc.	581,694	33,034,402
Pfizer, Inc.	3,497,012	108,931,924
Sanofi SA	196,969	17,957,757
		462,360,698
TOTAL HEALTH CARE		616,993,104
INDUSTRIALS - 10.8%
Aerospace & Defense - 1.5%
The Boeing Co.	197,400	25,658,052
United Technologies Corp.	581,871	66,915,165
		92,573,217
Air Freight & Logistics - 2.6%
C.H. Robinson Worldwide, Inc.	204,028	15,279,657
PostNL NV (a)	3,595,900	13,488,778
United Parcel Service, Inc. Class B	1,237,837	137,610,339
		166,378,774
Airlines - 0.2%
Copa Holdings SA Class A	91,900	9,524,516
Commercial Services & Supplies - 0.6%
KAR Auction Services, Inc.	522,700	18,111,555
Republic Services, Inc. (h)	522,426	21,027,647
		39,139,202
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 0.6%
Eaton Corp. PLC	383,800	$ 26,083,048
Emerson Electric Co.	197,603	12,198,033
		38,281,081
Industrial Conglomerates - 3.2%
General Electric Co.	7,906,776	199,804,230
Machinery - 0.9%
Cummins, Inc.	69,200	9,976,564
Deere & Co.	277,000	24,506,190
Stanley Black & Decker, Inc.	206,153	19,807,180
		54,289,934
Professional Services - 0.3%
Acacia Research Corp. (e)	571,326	9,678,262
Bureau Veritas SA	272,100	6,028,652
		15,706,914
Road & Rail - 0.6%
Daqin Railway Co. Ltd. (A Shares)	6,426,100	10,960,621
Union Pacific Corp.	233,454	27,811,375
		38,771,996
Trading Companies & Distributors - 0.3%
Watsco, Inc.	202,900	21,710,300
TOTAL INDUSTRIALS		676,180,164
INFORMATION TECHNOLOGY - 10.8%
Communications Equipment - 3.0%
Cisco Systems, Inc.	5,830,231	162,167,875
QUALCOMM, Inc.	343,239	25,512,955
		187,680,830
Electronic Equipment & Components - 0.5%
Hitachi Ltd.	1,321,000	9,749,992
TE Connectivity Ltd.	327,361	20,705,583
		30,455,575
Internet Software & Services - 0.8%
Yahoo!, Inc. (a)	959,000	48,439,090
IT Services - 2.4%
IBM Corp.	601,623	96,524,394
Paychex, Inc.	1,215,769	56,132,055
		152,656,449
Semiconductors & Semiconductor Equipment - 1.8%
Applied Materials, Inc.	2,148,200	53,533,144
Broadcom Corp. Class A	1,034,560	44,827,485
Maxim Integrated Products, Inc.	290,300	9,251,861
Xilinx, Inc.	65,500	2,835,495
		110,447,985

	Shares	Value
Software - 1.8%
CA Technologies, Inc.	608,217	$ 18,520,208
Microsoft Corp.	2,078,924	96,566,020
		115,086,228
Technology Hardware, Storage & Peripherals - 0.5%
EMC Corp.	570,964	16,980,469
First Data Holdings, Inc. Class B (k)	6,341,091	17,438,000
		34,418,469
TOTAL INFORMATION TECHNOLOGY		679,184,626
MATERIALS - 1.4%
Chemicals - 0.4%
Potash Corp. of Saskatchewan, Inc.	444,700	15,720,287
Tronox Ltd. Class A	459,600	10,975,248
		26,695,535
Metals & Mining - 1.0%
Commercial Metals Co.	680,027	11,077,640
Freeport-McMoRan, Inc.	1,512,478	35,331,486
Nucor Corp.	231,700	11,364,885
SunCoke Energy Partners LP	169,017	4,585,431
		62,359,442
TOTAL MATERIALS		89,054,977
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 2.9%
AT&T, Inc.	1,801,693	60,518,868
TDC A/S	420,883	3,229,907
Verizon Communications, Inc.	2,482,959	116,152,822
		179,901,597
Wireless Telecommunication Services - 0.7%
Vodafone Group PLC	12,904,380	44,244,306
TOTAL TELECOMMUNICATION SERVICES		224,145,903
UTILITIES - 4.0%
Electric Utilities - 3.9%
American Electric Power Co., Inc.	846,671	51,409,863
Exelon Corp.	1,187,800	44,043,624
Pinnacle West Capital Corp.	108,900	7,438,959
PPL Corp. (h)	1,185,147	43,056,391
Southern Co. (h)	1,529,777	75,127,348
Xcel Energy, Inc.	694,994	24,964,184
		246,040,369
Independent Power and Renewable Electricity Producers - 0.1%
Abengoa Yield PLC	290,700	7,941,924
TOTAL UTILITIES		253,982,293
TOTAL COMMON STOCKS (Cost $4,535,048,678)		5,800,276,028
Preferred Stocks - 1.5%
	Shares	Value
Convertible Preferred Stocks - 1.1%
FINANCIALS - 0.2%
Banks - 0.0%
Wells Fargo & Co. 7.50%	2,500	$ 3,000,000
Real Estate Investment Trusts - 0.2%
Crown Castle International Corp. 4.50%	102,400	10,546,176
TOTAL FINANCIALS		13,546,176
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	27,580	8,687,700
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50%	102,600	6,292,458
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. Series A 5.50% (a)	119,500	6,332,305
UTILITIES - 0.6%
Electric Utilities - 0.3%
Exelon Corp. 6.50%	46,500	2,441,250
NextEra Energy, Inc.:
5.779%	47,800	2,757,582
Series E, 5.599%	158,600	11,010,012
		16,208,844
Independent Power Producers & Renewable Electricity Producers - 0.0%
Dynegy, Inc. 5.375%	25,000	2,550,000
Multi-Utilities - 0.3%
CenterPoint Energy, Inc. 2.00% ZENS	179,600	11,965,850
Dominion Resources, Inc.:
6.375%	75,600	3,931,956
Series B, 6.00%	24,500	1,472,940
		17,370,746
TOTAL UTILITIES		36,129,590
TOTAL CONVERTIBLE PREFERRED STOCKS		70,988,229
Nonconvertible Preferred Stocks - 0.4%
FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc.:
7.00% (f)	18,256	18,248,584
Series A, 8.50%	155,954	4,192,044
		22,440,628
TOTAL PREFERRED STOCKS (Cost $81,978,925)		93,428,857
Corporate Bonds - 2.8%
		Principal Amount (d)	Value
Convertible Bonds - 2.5%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.1%
Volkswagen International Finance NV 5.5% 11/9/15 (f)	EUR	6,400,000	$ 8,607,812
Diversified Consumer Services - 0.0%
Carriage Services, Inc. 2.75% 3/15/21 (f)		2,600,000	2,821,000
Household Durables - 0.1%
Lennar Corp. 3.25% 11/15/21 (f)		1,700,000	3,298,000
Media - 0.1%
Liberty Media Corp. 3.5% 1/15/31		7,360,000	3,920,672
TOTAL CONSUMER DISCRETIONARY			18,647,484
CONSUMER STAPLES - 0.2%
Tobacco - 0.2%
Vector Group Ltd. 2.5% 1/15/19 (i)		7,303,000	10,275,379
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Amyris, Inc. 3% 2/27/17		1,383,000	1,168,690
Chesapeake Energy Corp. 2.5% 5/15/37		9,290,000	9,022,913
Clean Energy Fuels Corp. 5.25% 10/1/18 (f)		2,270,000	1,574,813
Scorpio Tankers, Inc. 2.375% 7/1/19 (f)		8,800,000	8,387,500
Ship Finance International Ltd. 3.25% 2/1/18		6,170,000	5,903,080
			26,056,996
FINANCIALS - 0.4%
Capital Markets - 0.0%
Ares Capital Corp. 5.75% 2/1/16		4,130,000	4,256,481
Insurance - 0.2%
Fidelity National Financial, Inc. 4.25% 8/15/18		5,620,000	10,604,238
Corporate Bonds - continued
	Principal Amount (d)	Value
Convertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (f)	$ 10,438,000	$ 13,409,699
TOTAL FINANCIALS		28,270,418
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.5%
HealthSouth Corp. 2% 12/1/43	8,098,000	9,003,964
WellPoint, Inc. 2.75% 10/15/42	13,770,000	23,701,613
		32,705,577
Pharmaceuticals - 0.1%
Jazz Investments I Ltd. 1.875% 8/15/21 (f)	2,580,000	2,918,625
TOTAL HEALTH CARE		35,624,202
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.3%
InterDigital, Inc. 2.5% 3/15/16	9,150,000	10,173,656
Liberty Interactive LLC 0.75% 3/30/43	4,970,000	7,063,613
		17,237,269
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc.:
3% 10/1/17	3,920,000	1,945,300
3% 12/15/20	5,580,000	2,772,563
Intel Corp. 3.25% 8/1/39	2,660,000	4,625,075
		9,342,938
Software - 0.1%
TiVo, Inc.:
2% 10/1/21 (f)	3,940,000	3,767,625
4% 3/15/16 (f)	1,720,000	2,045,725
		5,813,350
TOTAL INFORMATION TECHNOLOGY		32,393,557
UTILITIES - 0.1%
Electric Utilities - 0.1%
NRG Yield, Inc. 3.5% 2/1/19 (f)	6,710,000	7,442,397
TOTAL CONVERTIBLE BONDS		158,710,433

	Principal Amount (d)	Value
Nonconvertible Bonds - 0.3%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
California Resources Corp. 5% 1/15/20 (f)	$ 2,580,000	$ 2,238,150
FINANCIALS - 0.0%
Real Estate Management & Development - 0.0%
CBRE Group, Inc. 5.25% 3/15/25	335,000	341,700
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
HCA Holdings, Inc. 4.25% 10/15/19	7,670,000	7,785,050
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
APX Group, Inc.:
8.75% 12/1/20	4,190,000	3,537,931
8.75% 12/1/20 (f)	270,000	227,981
		3,765,912
MATERIALS - 0.1%
Metals & Mining - 0.1%
JMC Steel Group, Inc. 8.25% 3/15/18 (f)	4,200,000	3,990,000
Walter Energy, Inc. 8.5% 4/15/21	5,250,000	997,500
		4,987,500
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S.A., Inc. 6.5% 1/15/24	1,380,000	1,414,500
TOTAL NONCONVERTIBLE BONDS		20,532,812
TOTAL CORPORATE BONDS (Cost $169,105,566)		179,243,245
Bank Loan Obligations - 0.2%

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Dunkin Brands, Inc. Tranche B 4LN, term loan 3.25% 2/7/21 (i)	475,000	461,938
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
HCA Holdings, Inc. Tranche B 4LN, term loan 3.0051% 5/1/18 (i)	5,146,970	5,095,500
INDUSTRIALS - 0.1%
Machinery - 0.1%
Generac Power Systems, Inc. Tranche B, term loan 3.25% 5/31/20 (i)	5,104,688	4,926,024
Bank Loan Obligations - continued
		Principal Amount (d)	Value
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Virgin Media Finance PLC Tranche B, term loan 3.5% 6/7/20 (i)		$ 1,720,000	$ 1,689,900
TOTAL BANK LOAN OBLIGATIONS (Cost $12,306,649)			12,173,362
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $3,931,535)	EUR	2,560,000	3,518,902
Money Market Funds - 3.6%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	205,076,895	$ 205,076,895
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	23,284,475	23,284,475
TOTAL MONEY MARKET FUNDS (Cost $228,361,370)		228,361,370
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $5,030,732,723)	6,317,001,764
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(23,682,274)
NET ASSETS - 100%	$ 6,293,319,490
Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Amgen, Inc.	1/17/15 - $160.00	885	$ 385,320	$ (311,963)
PPL Corp.	1/17/15 - $35.00	5,734	310,725	(903,105)
Republic Services, Inc.	1/17/15 - $40.00	3,669	236,902	(229,313)
Southern Co.	1/17/15 - $48.00	4,885	250,106	(705,883)
Walgreen Co.	1/17/15 - $65.00	1,913	320,900	(2,156,906)
TOTAL WRITTEN OPTIONS			$ 1,503,953	(4,307,170)
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $86,960,921 or 1.4% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $88,263,807.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $39,135,776 or 0.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 25,364,364
New Academy Holding Co. LLC unit	8/1/11	$ 13,406,880
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 196,282
Fidelity Securities Lending Cash Central Fund	534,758
Total	$ 731,040
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 503,715,546	$ 465,201,347	$ 16,816,423	$ 21,697,776
Consumer Staples	533,817,264	529,256,820	4,560,444	-
Energy	648,980,744	648,980,744	-	-
Financials	1,610,208,211	1,591,959,627	18,248,584	-
Health Care	625,680,804	554,264,256	71,416,548	-
Industrials	682,472,622	671,512,001	10,960,621	-
Information Technology	679,184,626	651,996,634	9,749,992	17,438,000
Materials	89,054,977	89,054,977	-	-
Telecommunication Services	230,478,208	186,233,902	44,244,306	-
Utilities	290,111,883	267,136,021	22,975,862	-
Corporate Bonds	179,243,245	-	179,243,245	-
Bank Loan Obligations	12,173,362	-	12,173,362	-
Preferred Securities	3,518,902	-	3,518,902	-
Money Market Funds	228,361,370	228,361,370	-	-
Total Investments in Securities:	$ 6,317,001,764	$ 5,883,957,699	$ 393,908,289	$ 39,135,776
Derivative Instruments:
Liabilities
Written Options	$ (4,307,170)	$ (4,307,170)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options (a)	$ -	$ (4,307,170)
Total Value of Derivatives	$ -	$ (4,307,170)
(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $22,302,026) - See accompanying schedule: Unaffiliated issuers (cost $4,802,371,353)	$ 6,088,640,394
Fidelity Central Funds (cost $228,361,370)	228,361,370
Total Investments (cost $5,030,732,723)		$ 6,317,001,764
Cash		163,361
Receivable for investments sold		7,729,987
Receivable for fund shares sold		817,192
Dividends receivable		10,419,062
Interest receivable		1,718,969
Distributions receivable from Fidelity Central Funds		68,903
Prepaid expenses		12,737
Other receivables		412,554
Total assets		6,338,344,529

Liabilities
Payable for investments purchased	$ 9,258,147
Payable for fund shares redeemed	4,473,048
Accrued management fee	2,356,180
Distribution and service plan fees payable	388,265
Written options, at value (premium received $1,503,953)	4,307,170
Other affiliated payables	469,630
Other payables and accrued expenses	488,124
Collateral on securities loaned, at value	23,284,475
Total liabilities		45,025,039

Net Assets		$ 6,293,319,490
Net Assets consist of:
Paid in capital		$ 4,508,453,313
Distributions in excess of net investment income		(3,340,048)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		504,807,677
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,283,398,548
Net Assets		$ 6,293,319,490

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($3,817,228,438 ÷ 157,088,042 shares)	$ 24.30

Service Class: Net Asset Value, offering price and redemption price per share ($369,023,726 ÷ 15,246,693 shares)	$ 24.20

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,702,853,768 ÷ 71,396,433 shares)	$ 23.85

Service Class 2R: Net Asset Value, offering price and redemption price per share ($15,440,177 ÷ 651,868 shares)	$ 23.69

Investor Class: Net Asset Value, offering price and redemption price per share ($388,773,381 ÷ 16,058,884 shares)	$ 24.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 191,019,182
Special dividends		22,197,225
Interest		7,694,732
Income from Fidelity Central Funds		731,040
Total income		221,642,179

Expenses
Management fee	$ 28,672,666
Transfer agent fees	4,500,760
Distribution and service plan fees	4,749,969
Accounting and security lending fees	1,143,822
Custodian fees and expenses	119,987
Independent trustees' compensation	27,062
Appreciation in deferred trustee compensation account	262
Audit	88,428
Legal	25,042
Miscellaneous	50,931
Total expenses before reductions	39,378,929
Expense reductions	(98,478)	39,280,451
Net investment income (loss)		182,361,728
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	583,355,277
Foreign currency transactions	(51,985)
Written options	7,909,899
Total net realized gain (loss)		591,213,191
Change in net unrealized appreciation (depreciation) on: Investment securities	(240,076,977)
Assets and liabilities in foreign currencies	(143,116)
Written options	466,395
Total change in net unrealized appreciation (depreciation)		(239,753,698)
Net gain (loss)		351,459,493
Net increase (decrease) in net assets resulting from operations		$ 533,821,221

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 182,361,728	$ 144,508,656
Net realized gain (loss)	591,213,191	426,826,124
Change in net unrealized appreciation (depreciation)	(239,753,698)	930,403,753
Net increase (decrease) in net assets resulting from operations	533,821,221	1,501,738,533
Distributions to shareholders from net investment income	(173,173,144)	(147,533,373)
Distributions to shareholders from net realized gain	(87,899,582)	(403,959,921)
Total distributions	(261,072,726)	(551,493,294)
Share transactions - net increase (decrease)	(437,948,697)	(90,118,096)
Redemption fees	7,981	144
Total increase (decrease) in net assets	(165,192,221)	860,127,287

Net Assets
Beginning of period	6,458,511,711	5,598,384,424
End of period (including distributions in excess of net investment income of $3,340,048 and distributions in excess of net investment income of $72,000, respectively)	$ 6,293,319,490	$ 6,458,511,711

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.29	$ 19.94	$ 18.69	$ 19.02	$ 16.81
Income from Investment Operations
Net investment income (loss) C	.71 F	.56	.59	.48	.30
Net realized and unrealized gain (loss)	1.35	4.96	2.59	(.31)	2.24
Total from investment operations	2.06	5.52	3.18	.17	2.54
Distributions from net investment income	(.71)	(.60)	(.63) G	(.50)	(.33)
Distributions from net realized gain	(.34)	(1.57)	(1.30) G	-	-
Total distributions	(1.05)	(2.17)	(1.93)	(.50)	(.33)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 24.30	$ 23.29	$ 19.94	$ 18.69	$ 19.02
Total ReturnA, B	8.85%	28.15%	17.31%	.97%	15.15%
Ratios to Average Net Assets D, H
Expenses before reductions	.54%	.55%	.55%	.56%	.56%
Expenses net of fee waivers, if any	.54%	.54%	.55%	.55%	.55%
Expenses net of all reductions	.54%	.54%	.54%	.54%	.55%
Net investment income (loss)	2.94% F	2.43%	2.94%	2.48%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,817,228	$ 3,947,728	$ 3,461,083	$ 3,345,762	$ 3,798,310
Portfolio turnover rateE	40%	32%	48%	96%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.59%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.20	$ 19.87	$ 18.63	$ 18.96	$ 16.75
Income from Investment Operations
Net investment income (loss) C	.69 F	.53	.57	.46	.28
Net realized and unrealized gain (loss)	1.34	4.94	2.57	(.31)	2.24
Total from investment operations	2.03	5.47	3.14	.15	2.52
Distributions from net investment income	(.68)	(.57)	(.60) G	(.48)	(.31)
Distributions from net realized gain	(.34)	(1.57)	(1.30) G	-	-
Total distributions	(1.03) J	(2.14)	(1.90)	(.48)	(.31)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 24.20	$ 23.20	$ 19.87	$ 18.63	$ 18.96
Total ReturnA, B	8.74%	28.01%	17.19%	.86%	15.09%
Ratios to Average Net Assets D, H
Expenses before reductions	.64%	.65%	.65%	.66%	.66%
Expenses net of fee waivers, if any	.64%	.64%	.65%	.66%	.65%
Expenses net of all reductions	.64%	.64%	.64%	.64%	.65%
Net investment income (loss)	2.84% F	2.33%	2.84%	2.38%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 369,024	$ 391,896	$ 350,493	$ 347,999	$ 414,431
Portfolio turnover rateE	40%	32%	48%	96%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.49%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.03 per share is comprised of distributions from net investment income of $.684 and distributions from net realized gain of $.342 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.88	$ 19.62	$ 18.41	$ 18.75	$ 16.57
Income from Investment Operations
Net investment income (loss) C	.64 F	.49	.53	.42	.25
Net realized and unrealized gain (loss)	1.32	4.88	2.55	(.31)	2.21
Total from investment operations	1.96	5.37	3.08	.11	2.46
Distributions from net investment income	(.65)	(.54)	(.57) G	(.45)	(.28)
Distributions from net realized gain	(.34)	(1.57)	(1.30) G	-	-
Total distributions	(.99)	(2.11)	(1.87)	(.45)	(.28)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 23.85	$ 22.88	$ 19.62	$ 18.41	$ 18.75
Total ReturnA, B	8.57%	27.83%	17.05%	.66%	14.92%
Ratios to Average Net Assets D, H
Expenses before reductions	.79%	.80%	.80%	.81%	.81%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.81%	.80%
Expenses net of all reductions	.79%	.79%	.79%	.80%	.80%
Net investment income (loss)	2.69% F	2.18%	2.69%	2.23%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,702,854	$ 1,755,769	$ 1,560,856	$ 1,457,230	$ 1,619,356
Portfolio turnover rateE	40%	32%	48%	96%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.34%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.74	$ 19.53	$ 18.34	$ 18.66	$ 16.49
Income from Investment Operations
Net investment income (loss) C	.64 F	.49	.53	.42	.25
Net realized and unrealized gain (loss)	1.31	4.84	2.54	(.30)	2.20
Total from investment operations	1.95	5.33	3.07	.12	2.45
Distributions from net investment income	(.66)	(.55)	(.58) G	(.44)	(.28)
Distributions from net realized gain	(.34)	(1.57)	(1.30) G	-	-
Total distributions	(1.00)	(2.12)	(1.88)	(.44)	(.28)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 23.69	$ 22.74	$ 19.53	$ 18.34	$ 18.66
Total ReturnA, B	8.58%	27.79%	17.05%	.70%	14.90%
Ratios to Average Net Assets D, H
Expenses before reductions	.79%	.79%	.80%	.81%	.81%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.80%	.80%
Expenses net of all reductions	.79%	.79%	.79%	.79%	.80%
Net investment income (loss)	2.69% F	2.19%	2.69%	2.23%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,440	$ 11,980	$ 5,640	$ 3,956	$ 5,405
Portfolio turnover rateE	40%	32%	48%	96%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.34%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.21	$ 19.89	$ 18.64	$ 18.97	$ 16.77
Income from Investment Operations
Net investment income (loss) C	.69 F	.54	.57	.46	.28
Net realized and unrealized gain (loss)	1.34	4.93	2.59	(.31)	2.23
Total from investment operations	2.03	5.47	3.16	.15	2.51
Distributions from net investment income	(.69)	(.58)	(.61) G	(.48)	(.31)
Distributions from net realized gain	(.34)	(1.57)	(1.30) G	-	-
Total distributions	(1.03)	(2.15)	(1.91)	(.48)	(.31)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 24.21	$ 23.21	$ 19.89	$ 18.64	$ 18.97
Total ReturnA, B	8.77%	27.99%	17.27%	.89%	15.04%
Ratios to Average Net Assets D, H
Expenses before reductions	.62%	.63%	.64%	.64%	.65%
Expenses net of fee waivers, if any	.62%	.62%	.64%	.64%	.64%
Expenses net of all reductions	.62%	.62%	.63%	.63%	.64%
Net investment income (loss)	2.86% F	2.35%	2.85%	2.39%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 388,773	$ 351,139	$ 220,311	$ 178,499	$ 165,946
Portfolio turnover rateE	40%	32%	48%	96%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective after the close of business on or about April 30, 2015, shares of Service Class 2 R will be converted to shares of Service Class 2. After the effective date, Service Class 2 R will be closed to new accounts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, options transactions, certain conversion ratio adjustments, partnerships, deferred trustees compensation, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,549,399,787
Gross unrealized depreciation	(284,109,161)
Net unrealized appreciation (depreciation) on securities	$ 1,265,290,626

Tax Cost	$ 5,051,711,138

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$ 5,765,127
Undistributed ordinary income	$ 525,758,231
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,262,420,133

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 242,650,166	$ 279,000,432
Long-term Capital Gains	18,422,560	272,492,862
Total	$ 261,072,726	$ 551,493,294

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

During the period, the Fund recognized net realized gain (loss) of $7,909,899 and a change in net unrealized appreciation (depreciation) of $466,395 related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	31,690	$ 1,867,358
Options Opened	194,449	16,298,303
Options Exercised	(83,520)	(6,793,738)
Options Closed	(54,157)	(4,451,562)
Options Expired	(71,376)	(5,416,408)
Outstanding at end of period	17,086	$ 1,503,953

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,454,735,699 and $3,007,289,740, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 383,547
Service Class 2	4,332,056
Service Class 2R	34,366
$ 4,749,969

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 2,551,492
Service Class	252,693
Service Class 2	1,143,622
Service Class 2R	8,999
Investor Class	543,954
$ 4,500,760

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11,501 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,295 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $534,758, including $2,587 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $98,474 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 107,336,069	$ 92,568,520
Service Class	10,064,095	8,840,014
Service Class 2	44,643,796	37,705,026
Service Class 2R	416,261	258,073
Investor Class	10,712,923	8,161,740
Total	$ 173,173,144	$ 147,533,373
From net realized gain
Initial Class	$ 53,100,552	$ 245,504,561
Service Class	5,192,387	24,485,710
Service Class 2	24,163,154	111,276,322
Service Class 2R	208,074	724,327
Investor Class	5,235,415	21,969,001
Total	$ 87,899,582	$ 403,959,921

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	3,745,247	5,939,757	$ 90,278,141	$ 136,791,018
Reinvestment of distributions	6,589,354	15,117,940	160,436,620	338,073,081
Shares redeemed	(22,744,482)	(25,104,941)	(547,118,347)	(577,075,155)
Net increase (decrease)	(12,409,881)	(4,047,244)	$ (296,403,586)	$ (102,211,056)
Service Class
Shares sold	560,667	522,521	$ 13,553,192	$ 11,868,622
Reinvestment of distributions	629,390	1,495,670	15,256,482	33,325,724
Shares redeemed	(2,833,591)	(2,763,995)	(68,623,532)	(62,879,133)
Net increase (decrease)	(1,643,534)	(745,804)	$ (39,813,858)	$ (17,684,787)
Service Class 2
Shares sold	4,230,671	5,862,575	$ 100,211,368	$ 132,392,944
Reinvestment of distributions	2,879,996	6,780,471	68,806,950	148,981,348
Shares redeemed	(12,454,297)	(15,448,401)	(296,579,008)	(348,570,665)
Net increase (decrease)	(5,343,630)	(2,805,355)	$ (127,560,690)	$ (67,196,373)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Service Class 2R
Shares sold	205,262	253,817	$ 4,868,639	$ 5,683,428
Reinvestment of distributions	26,268	44,961	624,335	982,400
Shares redeemed	(106,535)	(60,780)	(2,539,192)	(1,351,791)
Net increase (decrease)	124,995	237,998	$ 2,953,782	$ 5,314,037
Investor Class
Shares sold	1,906,050	3,800,857	$ 45,905,466	$ 86,969,508
Reinvestment of distributions	656,848	1,351,634	15,948,338	30,130,741
Shares redeemed	(1,632,275)	(1,103,166)	(38,978,149)	(25,440,166)
Net increase (decrease)	930,623	4,049,325	$ 22,875,655	$ 91,660,083

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/06/2015	02/06/2015	$0.020	$2.053
Service Class	02/06/2015	02/06/2015	$0.019	$2.053
Service Class 2	02/06/2015	02/06/2015	$0.018	$2.053
Investor Class	02/06/2015	02/06/2015	$0.019	$2.053

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014 $525,758,231, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 10% and 57%; Service Class designates 10% and 58%; Service Class 2 designates 10% and 61%; and Investor Class designates 10% and 58% of the dividends distributed in February and December 2014 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

VIP Equity-Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Equity-Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI-ANN-0215
1.540027.117

Fidelity® Variable Insurance Products:
Equity-Income Portfolio - Service Class 2R

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income PortfolioSM - Service Class 2R	8.58%	13.45%	6.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM - Service Class 2R on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit gain for the third consecutive year. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.75%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.89% amid growth and valuation worries. Utilities (+29%) ended the year as the top-performing sector in the S&P 500®, lifted by fourth-quarter demand for U.S.-focused, dividend-paying stocks. Health care (+25%), a much larger index component, also gained strongly, as did information technology (+20%) and consumer staples (+16%). Conversely, energy (-8%) was by far the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears, and unrest in Syria, Iraq and Ukraine. Yet stocks still gained for the fourth quarter, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from James Morrow, Lead Portfolio Manager of Fidelity VIP Equity-Income Fund: For the year ending December 31, 2014, the fund's share classes trailed the 12.70% gain of the benchmark Russell 3000® Value Index. (For specific portfolio results, please refer to the performance section of this report.) Compared with the benchmark, the fund was hurt by weak security selection in the information technology and financials sectors, whereas stock picking in consumer staples modestly contributed. During the year, the fund's exposure to financials grew as I reduced its underweighting, partly reflecting the opportunities I saw among certain banks, as well as alternative asset managers. Meanwhile, I cut back in health care, especially large-cap pharmaceutical firms. As the stocks gained, I saw more risk and thus reduced or eliminated exposure to various drugmakers, including two top relative contributors - Merck and the U.K.'s out-of-index AstraZeneca, the latter of which was liquidated by year end. The biggest negative was a large cash stake in a rising market. In retrospect, I positioned the fund too conservatively. But my approach involves being disciplined about not overpaying for stocks, and I generally had a tough time finding compelling buying opportunities. In information technology, IT consultant IBM hampered results. I think the market was too quick to seize on IBM's business challenges and too slow to recognize its long-term growth opportunities. I still firmly believe in IBM's prospects, but in retrospect I held too much of this non-index stock, which plunged in October after the company abandoned its prior earnings forecast. The fund also was hurt by avoiding chipmaker and benchmark component Intel. The stock was up sharply but we did not own it because of my concerns about the company's business model and relatively high debt. Instead, I preferred a name such as system-on-a-chip maker Broadcom, a top individual contributor that I thought offered a much better risk/reward trade-off. Elsewhere, as the price of oil fell, limited exposure to weak-performing Exxon Mobil proved the fund's top relative contributor. In the convertible securities and high yield subportfolio, the biggest individual detractor by far was GT Advanced Technologies, a maker of sapphire glass, whose convertible bonds we owned.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.54%
Actual		$ 1,000.00	$ 1,009.10	$ 2.73
HypotheticalA		$ 1,000.00	$ 1,022.48	$ 2.75
Service Class	.64%
Actual		$ 1,000.00	$ 1,008.60	$ 3.24
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26
Service Class 2.79%
Actual		$ 1,000.00	$ 1,007.70	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2R	.79%
Actual		$ 1,000.00	$ 1,008.20	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Investor Class	.62%
Actual		$ 1,000.00	$ 1,008.50	$ 3.14
HypotheticalA		$ 1,000.00	$ 1,022.08	$ 3.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.2	4.0
Johnson & Johnson	4.0	2.1
General Electric Co.	3.2	2.3
Chevron Corp.	2.8	3.1
Cisco Systems, Inc.	2.6	2.5
Procter & Gamble Co.	2.5	2.0
United Parcel Service, Inc. Class B	2.2	1.6
MetLife, Inc.	2.2	2.4
Wells Fargo & Co.	2.0	1.8
Verizon Communications, Inc.	1.8	1.8
	27.5
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	24.3
Information Technology	11.3	12.7
Industrials	11.1	9.5
Energy	10.7	15.5
Health Care	10.7	8.8
Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Stocks 93.7%		Stocks 93.4%
	Bonds 3.0%		Bonds 3.6%
	Short-Term Investments and Net Other Assets (Liabilities) 3.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.0%
	Other Investments 0.1%		Other Investments 0.0%†
* Foreign investments	8.7%	** Foreign investments	10.5%
* Written Options	(0.1)%	** Written Options	(0.1)%

† Amount represents less than 0.1%.

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 92.2%
	Shares	Value
CONSUMER DISCRETIONARY - 8.0%
Auto Components - 0.3%
Gentex Corp.	542,757	$ 19,609,810
Automobiles - 0.1%
Ford Motor Co.	378,061	5,859,946
Hotels, Restaurants & Leisure - 2.3%
Darden Restaurants, Inc.	534,099	31,314,224
Dunkin' Brands Group, Inc.	128,900	5,497,585
McDonald's Corp.	450,600	42,221,220
Starwood Hotels & Resorts Worldwide, Inc.	159,700	12,946,879
Texas Roadhouse, Inc. Class A	540,297	18,240,427
Yum! Brands, Inc.	488,900	35,616,365
		145,836,700
Household Durables - 0.2%
M.D.C. Holdings, Inc. (e)	260,700	6,900,729
Tupperware Brands Corp.	106,400	6,703,200
		13,603,929
Leisure Products - 0.3%
New Academy Holding Co. LLC unit (a)(j)(k)	127,200	21,697,776
Media - 1.8%
Comcast Corp. Class A	1,661,543	96,386,109
Sinclair Broadcast Group, Inc. Class A	593,604	16,241,005
		112,627,114
Multiline Retail - 1.9%
Kohl's Corp.	501,275	30,597,826
Macy's, Inc.	246,900	16,233,675
Target Corp.	968,060	73,485,435
		120,316,936
Specialty Retail - 0.8%
Foot Locker, Inc.	351,785	19,763,281
GNC Holdings, Inc.	305,900	14,365,064
PetSmart, Inc.	162,600	13,218,567
		47,346,912
Textiles, Apparel & Luxury Goods - 0.3%
Japan Tobacco, Inc.	611,000	16,816,423
TOTAL CONSUMER DISCRETIONARY		503,715,546
CONSUMER STAPLES - 8.5%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	433,800	32,326,776
PepsiCo, Inc.	168,057	15,891,470
The Coca-Cola Co.	119,041	5,025,911
		53,244,157
Food & Staples Retailing - 2.3%
CVS Health Corp.	633,700	61,031,647
Tesco PLC	1,564,100	4,560,444

	Shares	Value
Wal-Mart Stores, Inc.	371,378	$ 31,893,943
Walgreens Boots Alliance, Inc. (h)	599,107	45,651,953
		143,137,987
Food Products - 0.9%
B&G Foods, Inc. Class A	225,213	6,733,869
Kellogg Co.	762,557	49,901,730
		56,635,599
Household Products - 2.5%
Procter & Gamble Co.	1,734,019	157,951,791
Tobacco - 2.0%
Lorillard, Inc.	922,215	58,044,212
Philip Morris International, Inc.	427,284	34,802,282
Reynolds American, Inc.	466,800	30,001,236
		122,847,730
TOTAL CONSUMER STAPLES		533,817,264
ENERGY - 10.3%
Energy Equipment & Services - 0.6%
Ensco PLC Class A	605,376	18,131,011
National Oilwell Varco, Inc.	212,806	13,945,177
Oceaneering International, Inc.	126,800	7,457,108
		39,533,296
Oil, Gas & Consumable Fuels - 9.7%
Access Midstream Partners LP	220,900	11,972,780
Anadarko Petroleum Corp.	332,986	27,471,345
Apache Corp.	571,768	35,832,701
Cameco Corp. (e)	472,100	7,741,010
Chevron Corp.	1,560,580	175,065,864
CONSOL Energy, Inc.	605,735	20,479,900
EV Energy Partners LP	355,311	6,846,843
Exxon Mobil Corp.	508,369	46,998,714
Foresight Energy LP	283,900	4,789,393
HollyFrontier Corp.	152,485	5,715,138
Imperial Oil Ltd.	276,100	11,894,306
Kinder Morgan Holding Co. LLC	660,600	27,949,986
Legacy Reserves LP	935,301	10,690,490
Markwest Energy Partners LP	557,529	37,460,374
Royal Dutch Shell PLC Class A sponsored ADR	375,229	25,121,582
Suncor Energy, Inc.	1,964,800	62,404,132
The Williams Companies, Inc.	1,780,249	80,004,390
Williams Partners LP	246,000	11,008,500
		609,447,448
TOTAL ENERGY		648,980,744
FINANCIALS - 25.0%
Banks - 11.7%
Bank of America Corp.	2,418,000	43,258,020
CIT Group, Inc.	187,438	8,965,160
Comerica, Inc.	597,248	27,975,096
FirstMerit Corp.	1,072,521	20,259,922
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
JPMorgan Chase & Co.	4,205,564	$ 263,184,191
KeyCorp	678,100	9,425,590
M&T Bank Corp.	514,291	64,605,235
PNC Financial Services Group, Inc.	165,000	15,052,950
Regions Financial Corp.	903,400	9,539,904
Standard Chartered PLC (United Kingdom)	1,067,720	16,025,749
SunTrust Banks, Inc.	1,103,600	46,240,840
TCF Financial Corp.	164,800	2,618,672
U.S. Bancorp	1,714,338	77,059,493
Valley National Bancorp (e)	583,100	5,661,901
Wells Fargo & Co.	2,311,286	126,704,699
		736,577,422
Capital Markets - 5.3%
Apollo Global Management LLC Class A	415,450	9,796,311
Apollo Investment Corp.	2,524,963	18,735,225
Ares Capital Corp.	1,020,795	15,929,506
Ares Management LP	491,400	8,422,596
Ashmore Group PLC	1,111,513	4,850,732
Carlyle Group LP	299,200	8,228,000
Greenhill & Co., Inc.	166,803	7,272,611
KKR & Co. LP	4,306,421	99,952,031
Morgan Stanley	937,175	36,362,390
State Street Corp.	407,602	31,996,757
The Blackstone Group LP	2,749,226	93,006,316
		334,552,475
Diversified Financial Services - 0.1%
TPG Specialty Lending, Inc.	398,000	6,694,360
Insurance - 5.2%
ACE Ltd.	540,811	62,128,368
Allied World Assurance Co.	331,300	12,562,896
Brasil Insurance Participacoes e Administracao SA	1,341,300	1,715,605
MetLife, Inc.	2,499,370	135,190,923
Prudential Financial, Inc.	344,462	31,160,033
The Chubb Corp.	429,100	44,398,977
The Travelers Companies, Inc.	363,945	38,523,578
		325,680,380
Real Estate Investment Trusts - 2.6%
American Capital Agency Corp.	1,160,048	25,323,848
American Homes 4 Rent (f)	262,132	4,464,108
Annaly Capital Management, Inc.	2,109,809	22,807,035
Coresite Realty Corp.	247,347	9,658,900
Cousins Properties, Inc.	530,000	6,052,600
Duke Realty LP	607,400	12,269,480
First Potomac Realty Trust	1,231,757	15,224,517
Home Properties, Inc.	343,872	22,558,003
Piedmont Office Realty Trust, Inc. Class A	471,324	8,879,744

	Shares	Value
Retail Properties America, Inc.	710,432	$ 11,857,110
Sabra Health Care REIT, Inc.	210,900	6,405,033
Two Harbors Investment Corp.	1,131,634	11,338,973
Ventas, Inc.	109,690	7,864,773
		164,704,124
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	359,608	6,012,646
TOTAL FINANCIALS		1,574,221,407
HEALTH CARE - 9.8%
Biotechnology - 0.3%
Amgen, Inc. (h)	108,871	17,342,062
Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	242,500	17,772,825
Covidien PLC	192,000	19,637,760
DENTSPLY International, Inc.	200,400	10,675,308
Medtronic, Inc.	409,400	29,558,680
Meridian Bioscience, Inc.	629,200	10,356,632
St. Jude Medical, Inc.	105,946	6,889,668
		94,890,873
Health Care Providers & Services - 0.7%
UnitedHealth Group, Inc.	419,423	42,399,471
Pharmaceuticals - 7.3%
Astellas Pharma, Inc.	1,043,600	14,529,108
GlaxoSmithKline PLC	1,814,600	38,929,683
Johnson & Johnson	2,380,968	248,977,824
Merck & Co., Inc.	581,694	33,034,402
Pfizer, Inc.	3,497,012	108,931,924
Sanofi SA	196,969	17,957,757
		462,360,698
TOTAL HEALTH CARE		616,993,104
INDUSTRIALS - 10.8%
Aerospace & Defense - 1.5%
The Boeing Co.	197,400	25,658,052
United Technologies Corp.	581,871	66,915,165
		92,573,217
Air Freight & Logistics - 2.6%
C.H. Robinson Worldwide, Inc.	204,028	15,279,657
PostNL NV (a)	3,595,900	13,488,778
United Parcel Service, Inc. Class B	1,237,837	137,610,339
		166,378,774
Airlines - 0.2%
Copa Holdings SA Class A	91,900	9,524,516
Commercial Services & Supplies - 0.6%
KAR Auction Services, Inc.	522,700	18,111,555
Republic Services, Inc. (h)	522,426	21,027,647
		39,139,202
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 0.6%
Eaton Corp. PLC	383,800	$ 26,083,048
Emerson Electric Co.	197,603	12,198,033
		38,281,081
Industrial Conglomerates - 3.2%
General Electric Co.	7,906,776	199,804,230
Machinery - 0.9%
Cummins, Inc.	69,200	9,976,564
Deere & Co.	277,000	24,506,190
Stanley Black & Decker, Inc.	206,153	19,807,180
		54,289,934
Professional Services - 0.3%
Acacia Research Corp. (e)	571,326	9,678,262
Bureau Veritas SA	272,100	6,028,652
		15,706,914
Road & Rail - 0.6%
Daqin Railway Co. Ltd. (A Shares)	6,426,100	10,960,621
Union Pacific Corp.	233,454	27,811,375
		38,771,996
Trading Companies & Distributors - 0.3%
Watsco, Inc.	202,900	21,710,300
TOTAL INDUSTRIALS		676,180,164
INFORMATION TECHNOLOGY - 10.8%
Communications Equipment - 3.0%
Cisco Systems, Inc.	5,830,231	162,167,875
QUALCOMM, Inc.	343,239	25,512,955
		187,680,830
Electronic Equipment & Components - 0.5%
Hitachi Ltd.	1,321,000	9,749,992
TE Connectivity Ltd.	327,361	20,705,583
		30,455,575
Internet Software & Services - 0.8%
Yahoo!, Inc. (a)	959,000	48,439,090
IT Services - 2.4%
IBM Corp.	601,623	96,524,394
Paychex, Inc.	1,215,769	56,132,055
		152,656,449
Semiconductors & Semiconductor Equipment - 1.8%
Applied Materials, Inc.	2,148,200	53,533,144
Broadcom Corp. Class A	1,034,560	44,827,485
Maxim Integrated Products, Inc.	290,300	9,251,861
Xilinx, Inc.	65,500	2,835,495
		110,447,985

	Shares	Value
Software - 1.8%
CA Technologies, Inc.	608,217	$ 18,520,208
Microsoft Corp.	2,078,924	96,566,020
		115,086,228
Technology Hardware, Storage & Peripherals - 0.5%
EMC Corp.	570,964	16,980,469
First Data Holdings, Inc. Class B (k)	6,341,091	17,438,000
		34,418,469
TOTAL INFORMATION TECHNOLOGY		679,184,626
MATERIALS - 1.4%
Chemicals - 0.4%
Potash Corp. of Saskatchewan, Inc.	444,700	15,720,287
Tronox Ltd. Class A	459,600	10,975,248
		26,695,535
Metals & Mining - 1.0%
Commercial Metals Co.	680,027	11,077,640
Freeport-McMoRan, Inc.	1,512,478	35,331,486
Nucor Corp.	231,700	11,364,885
SunCoke Energy Partners LP	169,017	4,585,431
		62,359,442
TOTAL MATERIALS		89,054,977
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 2.9%
AT&T, Inc.	1,801,693	60,518,868
TDC A/S	420,883	3,229,907
Verizon Communications, Inc.	2,482,959	116,152,822
		179,901,597
Wireless Telecommunication Services - 0.7%
Vodafone Group PLC	12,904,380	44,244,306
TOTAL TELECOMMUNICATION SERVICES		224,145,903
UTILITIES - 4.0%
Electric Utilities - 3.9%
American Electric Power Co., Inc.	846,671	51,409,863
Exelon Corp.	1,187,800	44,043,624
Pinnacle West Capital Corp.	108,900	7,438,959
PPL Corp. (h)	1,185,147	43,056,391
Southern Co. (h)	1,529,777	75,127,348
Xcel Energy, Inc.	694,994	24,964,184
		246,040,369
Independent Power and Renewable Electricity Producers - 0.1%
Abengoa Yield PLC	290,700	7,941,924
TOTAL UTILITIES		253,982,293
TOTAL COMMON STOCKS (Cost $4,535,048,678)		5,800,276,028
Preferred Stocks - 1.5%
	Shares	Value
Convertible Preferred Stocks - 1.1%
FINANCIALS - 0.2%
Banks - 0.0%
Wells Fargo & Co. 7.50%	2,500	$ 3,000,000
Real Estate Investment Trusts - 0.2%
Crown Castle International Corp. 4.50%	102,400	10,546,176
TOTAL FINANCIALS		13,546,176
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	27,580	8,687,700
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50%	102,600	6,292,458
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. Series A 5.50% (a)	119,500	6,332,305
UTILITIES - 0.6%
Electric Utilities - 0.3%
Exelon Corp. 6.50%	46,500	2,441,250
NextEra Energy, Inc.:
5.779%	47,800	2,757,582
Series E, 5.599%	158,600	11,010,012
		16,208,844
Independent Power Producers & Renewable Electricity Producers - 0.0%
Dynegy, Inc. 5.375%	25,000	2,550,000
Multi-Utilities - 0.3%
CenterPoint Energy, Inc. 2.00% ZENS	179,600	11,965,850
Dominion Resources, Inc.:
6.375%	75,600	3,931,956
Series B, 6.00%	24,500	1,472,940
		17,370,746
TOTAL UTILITIES		36,129,590
TOTAL CONVERTIBLE PREFERRED STOCKS		70,988,229
Nonconvertible Preferred Stocks - 0.4%
FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc.:
7.00% (f)	18,256	18,248,584
Series A, 8.50%	155,954	4,192,044
		22,440,628
TOTAL PREFERRED STOCKS (Cost $81,978,925)		93,428,857
Corporate Bonds - 2.8%
		Principal Amount (d)	Value
Convertible Bonds - 2.5%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.1%
Volkswagen International Finance NV 5.5% 11/9/15 (f)	EUR	6,400,000	$ 8,607,812
Diversified Consumer Services - 0.0%
Carriage Services, Inc. 2.75% 3/15/21 (f)		2,600,000	2,821,000
Household Durables - 0.1%
Lennar Corp. 3.25% 11/15/21 (f)		1,700,000	3,298,000
Media - 0.1%
Liberty Media Corp. 3.5% 1/15/31		7,360,000	3,920,672
TOTAL CONSUMER DISCRETIONARY			18,647,484
CONSUMER STAPLES - 0.2%
Tobacco - 0.2%
Vector Group Ltd. 2.5% 1/15/19 (i)		7,303,000	10,275,379
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Amyris, Inc. 3% 2/27/17		1,383,000	1,168,690
Chesapeake Energy Corp. 2.5% 5/15/37		9,290,000	9,022,913
Clean Energy Fuels Corp. 5.25% 10/1/18 (f)		2,270,000	1,574,813
Scorpio Tankers, Inc. 2.375% 7/1/19 (f)		8,800,000	8,387,500
Ship Finance International Ltd. 3.25% 2/1/18		6,170,000	5,903,080
			26,056,996
FINANCIALS - 0.4%
Capital Markets - 0.0%
Ares Capital Corp. 5.75% 2/1/16		4,130,000	4,256,481
Insurance - 0.2%
Fidelity National Financial, Inc. 4.25% 8/15/18		5,620,000	10,604,238
Corporate Bonds - continued
	Principal Amount (d)	Value
Convertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (f)	$ 10,438,000	$ 13,409,699
TOTAL FINANCIALS		28,270,418
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.5%
HealthSouth Corp. 2% 12/1/43	8,098,000	9,003,964
WellPoint, Inc. 2.75% 10/15/42	13,770,000	23,701,613
		32,705,577
Pharmaceuticals - 0.1%
Jazz Investments I Ltd. 1.875% 8/15/21 (f)	2,580,000	2,918,625
TOTAL HEALTH CARE		35,624,202
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.3%
InterDigital, Inc. 2.5% 3/15/16	9,150,000	10,173,656
Liberty Interactive LLC 0.75% 3/30/43	4,970,000	7,063,613
		17,237,269
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc.:
3% 10/1/17	3,920,000	1,945,300
3% 12/15/20	5,580,000	2,772,563
Intel Corp. 3.25% 8/1/39	2,660,000	4,625,075
		9,342,938
Software - 0.1%
TiVo, Inc.:
2% 10/1/21 (f)	3,940,000	3,767,625
4% 3/15/16 (f)	1,720,000	2,045,725
		5,813,350
TOTAL INFORMATION TECHNOLOGY		32,393,557
UTILITIES - 0.1%
Electric Utilities - 0.1%
NRG Yield, Inc. 3.5% 2/1/19 (f)	6,710,000	7,442,397
TOTAL CONVERTIBLE BONDS		158,710,433

	Principal Amount (d)	Value
Nonconvertible Bonds - 0.3%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
California Resources Corp. 5% 1/15/20 (f)	$ 2,580,000	$ 2,238,150
FINANCIALS - 0.0%
Real Estate Management & Development - 0.0%
CBRE Group, Inc. 5.25% 3/15/25	335,000	341,700
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
HCA Holdings, Inc. 4.25% 10/15/19	7,670,000	7,785,050
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
APX Group, Inc.:
8.75% 12/1/20	4,190,000	3,537,931
8.75% 12/1/20 (f)	270,000	227,981
		3,765,912
MATERIALS - 0.1%
Metals & Mining - 0.1%
JMC Steel Group, Inc. 8.25% 3/15/18 (f)	4,200,000	3,990,000
Walter Energy, Inc. 8.5% 4/15/21	5,250,000	997,500
		4,987,500
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S.A., Inc. 6.5% 1/15/24	1,380,000	1,414,500
TOTAL NONCONVERTIBLE BONDS		20,532,812
TOTAL CORPORATE BONDS (Cost $169,105,566)		179,243,245
Bank Loan Obligations - 0.2%

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Dunkin Brands, Inc. Tranche B 4LN, term loan 3.25% 2/7/21 (i)	475,000	461,938
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
HCA Holdings, Inc. Tranche B 4LN, term loan 3.0051% 5/1/18 (i)	5,146,970	5,095,500
INDUSTRIALS - 0.1%
Machinery - 0.1%
Generac Power Systems, Inc. Tranche B, term loan 3.25% 5/31/20 (i)	5,104,688	4,926,024
Bank Loan Obligations - continued
		Principal Amount (d)	Value
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Virgin Media Finance PLC Tranche B, term loan 3.5% 6/7/20 (i)		$ 1,720,000	$ 1,689,900
TOTAL BANK LOAN OBLIGATIONS (Cost $12,306,649)			12,173,362
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $3,931,535)	EUR	2,560,000	3,518,902
Money Market Funds - 3.6%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	205,076,895	$ 205,076,895
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	23,284,475	23,284,475
TOTAL MONEY MARKET FUNDS (Cost $228,361,370)		228,361,370
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $5,030,732,723)	6,317,001,764
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(23,682,274)
NET ASSETS - 100%	$ 6,293,319,490
Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Amgen, Inc.	1/17/15 - $160.00	885	$ 385,320	$ (311,963)
PPL Corp.	1/17/15 - $35.00	5,734	310,725	(903,105)
Republic Services, Inc.	1/17/15 - $40.00	3,669	236,902	(229,313)
Southern Co.	1/17/15 - $48.00	4,885	250,106	(705,883)
Walgreen Co.	1/17/15 - $65.00	1,913	320,900	(2,156,906)
TOTAL WRITTEN OPTIONS			$ 1,503,953	(4,307,170)
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $86,960,921 or 1.4% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $88,263,807.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $39,135,776 or 0.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 25,364,364
New Academy Holding Co. LLC unit	8/1/11	$ 13,406,880
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 196,282
Fidelity Securities Lending Cash Central Fund	534,758
Total	$ 731,040
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 503,715,546	$ 465,201,347	$ 16,816,423	$ 21,697,776
Consumer Staples	533,817,264	529,256,820	4,560,444	-
Energy	648,980,744	648,980,744	-	-
Financials	1,610,208,211	1,591,959,627	18,248,584	-
Health Care	625,680,804	554,264,256	71,416,548	-
Industrials	682,472,622	671,512,001	10,960,621	-
Information Technology	679,184,626	651,996,634	9,749,992	17,438,000
Materials	89,054,977	89,054,977	-	-
Telecommunication Services	230,478,208	186,233,902	44,244,306	-
Utilities	290,111,883	267,136,021	22,975,862	-
Corporate Bonds	179,243,245	-	179,243,245	-
Bank Loan Obligations	12,173,362	-	12,173,362	-
Preferred Securities	3,518,902	-	3,518,902	-
Money Market Funds	228,361,370	228,361,370	-	-
Total Investments in Securities:	$ 6,317,001,764	$ 5,883,957,699	$ 393,908,289	$ 39,135,776
Derivative Instruments:
Liabilities
Written Options	$ (4,307,170)	$ (4,307,170)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options (a)	$ -	$ (4,307,170)
Total Value of Derivatives	$ -	$ (4,307,170)
(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $22,302,026) - See accompanying schedule: Unaffiliated issuers (cost $4,802,371,353)	$ 6,088,640,394
Fidelity Central Funds (cost $228,361,370)	228,361,370
Total Investments (cost $5,030,732,723)		$ 6,317,001,764
Cash		163,361
Receivable for investments sold		7,729,987
Receivable for fund shares sold		817,192
Dividends receivable		10,419,062
Interest receivable		1,718,969
Distributions receivable from Fidelity Central Funds		68,903
Prepaid expenses		12,737
Other receivables		412,554
Total assets		6,338,344,529

Liabilities
Payable for investments purchased	$ 9,258,147
Payable for fund shares redeemed	4,473,048
Accrued management fee	2,356,180
Distribution and service plan fees payable	388,265
Written options, at value (premium received $1,503,953)	4,307,170
Other affiliated payables	469,630
Other payables and accrued expenses	488,124
Collateral on securities loaned, at value	23,284,475
Total liabilities		45,025,039

Net Assets		$ 6,293,319,490
Net Assets consist of:
Paid in capital		$ 4,508,453,313
Distributions in excess of net investment income		(3,340,048)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		504,807,677
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,283,398,548
Net Assets		$ 6,293,319,490

Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class: Net Asset Value, offering price and redemption price per share ($3,817,228,438 ÷ 157,088,042 shares)	$ 24.30

Service Class: Net Asset Value, offering price and redemption price per share ($369,023,726 ÷ 15,246,693 shares)	$ 24.20

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,702,853,768 ÷ 71,396,433 shares)	$ 23.85

Service Class 2R: Net Asset Value, offering price and redemption price per share ($15,440,177 ÷ 651,868 shares)	$ 23.69

Investor Class: Net Asset Value, offering price and redemption price per share ($388,773,381 ÷ 16,058,884 shares)	$ 24.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 191,019,182
Special dividends		22,197,225
Interest		7,694,732
Income from Fidelity Central Funds		731,040
Total income		221,642,179

Expenses
Management fee	$ 28,672,666
Transfer agent fees	4,500,760
Distribution and service plan fees	4,749,969
Accounting and security lending fees	1,143,822
Custodian fees and expenses	119,987
Independent trustees' compensation	27,062
Appreciation in deferred trustee compensation account	262
Audit	88,428
Legal	25,042
Miscellaneous	50,931
Total expenses before reductions	39,378,929
Expense reductions	(98,478)	39,280,451
Net investment income (loss)		182,361,728
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	583,355,277
Foreign currency transactions	(51,985)
Written options	7,909,899
Total net realized gain (loss)		591,213,191
Change in net unrealized appreciation (depreciation) on: Investment securities	(240,076,977)
Assets and liabilities in foreign currencies	(143,116)
Written options	466,395
Total change in net unrealized appreciation (depreciation)		(239,753,698)
Net gain (loss)		351,459,493
Net increase (decrease) in net assets resulting from operations		$ 533,821,221

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 182,361,728	$ 144,508,656
Net realized gain (loss)	591,213,191	426,826,124
Change in net unrealized appreciation (depreciation)	(239,753,698)	930,403,753
Net increase (decrease) in net assets resulting from operations	533,821,221	1,501,738,533
Distributions to shareholders from net investment income	(173,173,144)	(147,533,373)
Distributions to shareholders from net realized gain	(87,899,582)	(403,959,921)
Total distributions	(261,072,726)	(551,493,294)
Share transactions - net increase (decrease)	(437,948,697)	(90,118,096)
Redemption fees	7,981	144
Total increase (decrease) in net assets	(165,192,221)	860,127,287

Net Assets
Beginning of period	6,458,511,711	5,598,384,424
End of period (including distributions in excess of net investment income of $3,340,048 and distributions in excess of net investment income of $72,000, respectively)	$ 6,293,319,490	$ 6,458,511,711

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.29	$ 19.94	$ 18.69	$ 19.02	$ 16.81
Income from Investment Operations
Net investment income (loss) C	.71 F	.56	.59	.48	.30
Net realized and unrealized gain (loss)	1.35	4.96	2.59	(.31)	2.24
Total from investment operations	2.06	5.52	3.18	.17	2.54
Distributions from net investment income	(.71)	(.60)	(.63) G	(.50)	(.33)
Distributions from net realized gain	(.34)	(1.57)	(1.30) G	-	-
Total distributions	(1.05)	(2.17)	(1.93)	(.50)	(.33)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 24.30	$ 23.29	$ 19.94	$ 18.69	$ 19.02
Total ReturnA, B	8.85%	28.15%	17.31%	.97%	15.15%
Ratios to Average Net Assets D, H
Expenses before reductions	.54%	.55%	.55%	.56%	.56%
Expenses net of fee waivers, if any	.54%	.54%	.55%	.55%	.55%
Expenses net of all reductions	.54%	.54%	.54%	.54%	.55%
Net investment income (loss)	2.94% F	2.43%	2.94%	2.48%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,817,228	$ 3,947,728	$ 3,461,083	$ 3,345,762	$ 3,798,310
Portfolio turnover rateE	40%	32%	48%	96%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.59%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.20	$ 19.87	$ 18.63	$ 18.96	$ 16.75
Income from Investment Operations
Net investment income (loss) C	.69 F	.53	.57	.46	.28
Net realized and unrealized gain (loss)	1.34	4.94	2.57	(.31)	2.24
Total from investment operations	2.03	5.47	3.14	.15	2.52
Distributions from net investment income	(.68)	(.57)	(.60) G	(.48)	(.31)
Distributions from net realized gain	(.34)	(1.57)	(1.30) G	-	-
Total distributions	(1.03) J	(2.14)	(1.90)	(.48)	(.31)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 24.20	$ 23.20	$ 19.87	$ 18.63	$ 18.96
Total ReturnA, B	8.74%	28.01%	17.19%	.86%	15.09%
Ratios to Average Net Assets D, H
Expenses before reductions	.64%	.65%	.65%	.66%	.66%
Expenses net of fee waivers, if any	.64%	.64%	.65%	.66%	.65%
Expenses net of all reductions	.64%	.64%	.64%	.64%	.65%
Net investment income (loss)	2.84% F	2.33%	2.84%	2.38%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 369,024	$ 391,896	$ 350,493	$ 347,999	$ 414,431
Portfolio turnover rateE	40%	32%	48%	96%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.49%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.03 per share is comprised of distributions from net investment income of $.684 and distributions from net realized gain of $.342 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.88	$ 19.62	$ 18.41	$ 18.75	$ 16.57
Income from Investment Operations
Net investment income (loss) C	.64 F	.49	.53	.42	.25
Net realized and unrealized gain (loss)	1.32	4.88	2.55	(.31)	2.21
Total from investment operations	1.96	5.37	3.08	.11	2.46
Distributions from net investment income	(.65)	(.54)	(.57) G	(.45)	(.28)
Distributions from net realized gain	(.34)	(1.57)	(1.30) G	-	-
Total distributions	(.99)	(2.11)	(1.87)	(.45)	(.28)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 23.85	$ 22.88	$ 19.62	$ 18.41	$ 18.75
Total ReturnA, B	8.57%	27.83%	17.05%	.66%	14.92%
Ratios to Average Net Assets D, H
Expenses before reductions	.79%	.80%	.80%	.81%	.81%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.81%	.80%
Expenses net of all reductions	.79%	.79%	.79%	.80%	.80%
Net investment income (loss)	2.69% F	2.18%	2.69%	2.23%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,702,854	$ 1,755,769	$ 1,560,856	$ 1,457,230	$ 1,619,356
Portfolio turnover rateE	40%	32%	48%	96%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.34%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.74	$ 19.53	$ 18.34	$ 18.66	$ 16.49
Income from Investment Operations
Net investment income (loss) C	.64 F	.49	.53	.42	.25
Net realized and unrealized gain (loss)	1.31	4.84	2.54	(.30)	2.20
Total from investment operations	1.95	5.33	3.07	.12	2.45
Distributions from net investment income	(.66)	(.55)	(.58) G	(.44)	(.28)
Distributions from net realized gain	(.34)	(1.57)	(1.30) G	-	-
Total distributions	(1.00)	(2.12)	(1.88)	(.44)	(.28)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 23.69	$ 22.74	$ 19.53	$ 18.34	$ 18.66
Total ReturnA, B	8.58%	27.79%	17.05%	.70%	14.90%
Ratios to Average Net Assets D, H
Expenses before reductions	.79%	.79%	.80%	.81%	.81%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.80%	.80%
Expenses net of all reductions	.79%	.79%	.79%	.79%	.80%
Net investment income (loss)	2.69% F	2.19%	2.69%	2.23%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,440	$ 11,980	$ 5,640	$ 3,956	$ 5,405
Portfolio turnover rateE	40%	32%	48%	96%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.34%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 23.21	$ 19.89	$ 18.64	$ 18.97	$ 16.77
Income from Investment Operations
Net investment income (loss) C	.69 F	.54	.57	.46	.28
Net realized and unrealized gain (loss)	1.34	4.93	2.59	(.31)	2.23
Total from investment operations	2.03	5.47	3.16	.15	2.51
Distributions from net investment income	(.69)	(.58)	(.61) G	(.48)	(.31)
Distributions from net realized gain	(.34)	(1.57)	(1.30) G	-	-
Total distributions	(1.03)	(2.15)	(1.91)	(.48)	(.31)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 24.21	$ 23.21	$ 19.89	$ 18.64	$ 18.97
Total ReturnA, B	8.77%	27.99%	17.27%	.89%	15.04%
Ratios to Average Net Assets D, H
Expenses before reductions	.62%	.63%	.64%	.64%	.65%
Expenses net of fee waivers, if any	.62%	.62%	.64%	.64%	.64%
Expenses net of all reductions	.62%	.62%	.63%	.63%	.64%
Net investment income (loss)	2.86% F	2.35%	2.85%	2.39%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 388,773	$ 351,139	$ 220,311	$ 178,499	$ 165,946
Portfolio turnover rateE	40%	32%	48%	96%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

G The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective after the close of business on or about April 30, 2015, shares of Service Class 2 R will be converted to shares of Service Class 2. After the effective date, Service Class 2 R will be closed to new accounts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, options transactions, certain conversion ratio adjustments, partnerships, deferred trustees compensation, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,549,399,787
Gross unrealized depreciation	(284,109,161)
Net unrealized appreciation (depreciation) on securities	$ 1,265,290,626

Tax Cost	$ 5,051,711,138

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$ 5,765,127
Undistributed ordinary income	$ 525,758,231
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,262,420,133

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 242,650,166	$ 279,000,432
Long-term Capital Gains	18,422,560	272,492,862
Total	$ 261,072,726	$ 551,493,294

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

During the period, the Fund recognized net realized gain (loss) of $7,909,899 and a change in net unrealized appreciation (depreciation) of $466,395 related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	31,690	$ 1,867,358
Options Opened	194,449	16,298,303
Options Exercised	(83,520)	(6,793,738)
Options Closed	(54,157)	(4,451,562)
Options Expired	(71,376)	(5,416,408)
Outstanding at end of period	17,086	$ 1,503,953

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,454,735,699 and $3,007,289,740, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 383,547
Service Class 2	4,332,056
Service Class 2R	34,366
$ 4,749,969

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$ 2,551,492
Service Class	252,693
Service Class 2	1,143,622
Service Class 2R	8,999
Investor Class	543,954
$ 4,500,760

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11,501 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,295 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $534,758, including $2,587 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $98,474 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$ 107,336,069	$ 92,568,520
Service Class	10,064,095	8,840,014
Service Class 2	44,643,796	37,705,026
Service Class 2R	416,261	258,073
Investor Class	10,712,923	8,161,740
Total	$ 173,173,144	$ 147,533,373
From net realized gain
Initial Class	$ 53,100,552	$ 245,504,561
Service Class	5,192,387	24,485,710
Service Class 2	24,163,154	111,276,322
Service Class 2R	208,074	724,327
Investor Class	5,235,415	21,969,001
Total	$ 87,899,582	$ 403,959,921

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	3,745,247	5,939,757	$ 90,278,141	$ 136,791,018
Reinvestment of distributions	6,589,354	15,117,940	160,436,620	338,073,081
Shares redeemed	(22,744,482)	(25,104,941)	(547,118,347)	(577,075,155)
Net increase (decrease)	(12,409,881)	(4,047,244)	$ (296,403,586)	$ (102,211,056)
Service Class
Shares sold	560,667	522,521	$ 13,553,192	$ 11,868,622
Reinvestment of distributions	629,390	1,495,670	15,256,482	33,325,724
Shares redeemed	(2,833,591)	(2,763,995)	(68,623,532)	(62,879,133)
Net increase (decrease)	(1,643,534)	(745,804)	$ (39,813,858)	$ (17,684,787)
Service Class 2
Shares sold	4,230,671	5,862,575	$ 100,211,368	$ 132,392,944
Reinvestment of distributions	2,879,996	6,780,471	68,806,950	148,981,348
Shares redeemed	(12,454,297)	(15,448,401)	(296,579,008)	(348,570,665)
Net increase (decrease)	(5,343,630)	(2,805,355)	$ (127,560,690)	$ (67,196,373)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Service Class 2R
Shares sold	205,262	253,817	$ 4,868,639	$ 5,683,428
Reinvestment of distributions	26,268	44,961	624,335	982,400
Shares redeemed	(106,535)	(60,780)	(2,539,192)	(1,351,791)
Net increase (decrease)	124,995	237,998	$ 2,953,782	$ 5,314,037
Investor Class
Shares sold	1,906,050	3,800,857	$ 45,905,466	$ 86,969,508
Reinvestment of distributions	656,848	1,351,634	15,948,338	30,130,741
Shares redeemed	(1,632,275)	(1,103,166)	(38,978,149)	(25,440,166)
Net increase (decrease)	930,623	4,049,325	$ 22,875,655	$ 91,660,083

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Service Class 2R	02/06/2015	02/06/2015	$0.018	$2.053

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014 $525,758,231, or, if subsequently determined to be different, the net capital gain of such year.

Service Class 2R designates 10% and 60% of the dividends distributed in February and December 2014 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

VIP Equity-Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Equity-Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI2R-ANN-0215
1.782454.113

Item 2. Code of Ethics

As of the end of the period, December 31, 2014, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$68,000	$-	$3,600	$3,900
Growth Portfolio	$64,000	$-	$3,200	$3,300
High Income Portfolio	$81,000	$-	$3,400	$2,200
Overseas Portfolio	$65,000	$-	$5,500	$2,300

December 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$69,000	$-	$3,500	$3,700
Growth Portfolio	$63,000	$-	$3,100	$3,000
High Income Portfolio	$81,000	$-	$3,300	$2,000
Overseas Portfolio	$64,000	$-	$5,400	$2,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	December 31, 2014A	December 31, 2013A
Audit-Related Fees	$5,950,000	$4,920,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2014 A	December 31, 2013 A
PwC	$8,125,000	$5,545,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 25, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 25, 2015